UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09475

Nuveen AMT-Free Municipal Credit Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 April 2019

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table of Contents
Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage	8
Common Share Information	10
Risk Considerations	13
Performance Overview and Holding Summaries	14
Portfolios of Investments	20
Statement of Assets and Liabilities	119
Statement of Operations	120
Statement of Changes in Net Assets	121
Statement of Cash Flows	122
Financial Highlights	124
Notes to Financial Statements	130
Additional Fund Information	147
Glossary of Terms Used in this Report	148
Reinvest Automatically, Easily and Conveniently	150

Chairman’s Letter
to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes have resurfaced in the headlines more recently, knocking stock market indexes off their recent highs and rallying U.S. Treasury bonds and other safe-haven assets. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and China, Mexico and other trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion reaches the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
June 24, 2019

Portfolio Managers’ Comments
Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Nuveen Municipal Credit Income Fund (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, Paul L. Brennan, CFA, and Scott R. Romans, PhD discuss key investment strategies and the six-month performance of these three national Funds. Paul has managed NVG since 2006, Scott assumed portfolio management responsibility for NZF in 2016 and John has managed NMZ since its inception in 2003.
During May 2019 (subsequent to the close of this reporting period), the Board of Trustees approved the merger of the Nuveen Connecticut Quality Municipal Income Fund (NTC) to the acquiring Fund, the Nuveen AMT-Free Municipal Credit Income Fund (NVG). In order for the reorganization to occur, it must be approved by shareholders.
What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2019?
During the six-month reporting period, a significant decline in interest rates along with a tailwind from technical supply-demand conditions drove strong performance in municipal bonds. After raising its benchmark interest rate in December 2018, the Federal Reserve (Fed) subsequently adopted a more dovish tone and downgraded its economic forecast. As markets repriced the possibility of no rate hikes (or a potential rate cut) in 2019, U.S. Treasury yields declined and municipal market yields fell even further. Demand for municipal bonds rose, shifting municipal bond fund flows from outflows at the end of 2018 to exceptionally strong inflows in the first four months of 2019. Renewed interest in the tax advantages of municipal bond investments also boosted demand in the new year. Under the new tax laws, some taxpayers had smaller refunds or larger tax bills than they expected, particularly in high tax states. However, supply has not kept pace with the elevated demand, as issuance volumes remain lower. The tight supply-demand conditions further supported municipal bond prices in this reporting period.
During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations.
In NVG, trading activity was relatively muted compared to historical norms. We considered the portfolio to be well positioned for the market conditions and, in the low interest rate environment, the opportunity set was generally less appealing. Additionally, call activity has lessened, reducing the need to reinvest cash into new names. Nevertheless, we continued to trade opportunistically

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
when attractive deals were available. The Fund added credits from a diverse range of sectors, including health care, higher education, transportation, industrial development revenue (IDR), tax supported and water/sewer. Purchases were made across the credit spectrum, including non-rated and below investment grade bonds such as Hunt Refining and Chicago Board of Education. We also established a small position in Puerto Rico Aqueduct and Sewer Authority (known as PRASA) bonds. Our buying activity was funded with the proceeds from called and maturing bonds as well as some selective selling. We also adjusted NVG’s tobacco settlement bond exposures, selling some positions and buying other credits.
For NZF, a significant portion of our purchases during this reporting period were in the health care sector, with credit qualities ranging from AA rated to sub-investment grade. Other additions to the portfolio included selected Puerto Rico bonds (PRASA bonds and the sales tax bonds known as COFINAs), New Jersey state appropriation credits and alternative minimum tax (AMT) airport bonds, as well as some high grade issues that can be easily sold when more attractive long-term opportunities arise. We trimmed NZF’s tobacco exposure due to a less favorable risk-reward balance. The new purchases were mainly funded with the sale of high quality placeholder bonds and call proceeds.
NMZ continued to invest along its longstanding themes of project finance and improving credit stories when spreads were attractive to do so, while supporting the Fund’s income earnings. We bought bonds from the sectors that have typically sourced such opportunities, including charter schools (Pinecrest Academy), hospitals (Eisenhower Medical Center) and land secured (Henderson Local Improvement District #20 for Rainbow Canyon in Nevada, Twin Creeks North Special Assessment in Florida, Foothills Metropolitan District in Colorado). We also bought new issues for Virgin Trains USA Passenger Project. The credits were issued after Brightline Passenger Rail Project called some bonds and was subsequently renamed Virgin Trains USA. The Florida rail system is the country’s first privately owned and operated high-speed train, which currently connects Miami, Ft. Lauderdale and West Palm Beach and plans to add Orlando. We added to the Fund’s FirstEnergy Solutions exposure, as the distressed credit continued to benefit from progress on restructuring, and also bought selected Puerto Rico credits (PRASA and Puerto Rico Electric Authority, commonly known as PREPA). We believe that both the macroeconomic situation of the Commonwealth and the microeconomic conditions of PRASA and PREPA are likely to improve over the long term. Bond calls provided most of the cash to make new purchases in this reporting period.
As of April 30, 2019, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NVG entered into interest rate swap agreements to help reduce price volatility risk due to movements in U.S. interest rates relative to the Fund’s benchmark. While the interest rate swaps detracted modestly from performance due to falling interest rates during this reporting period, they enabled the Fund to invest in longer duration bonds that were key contributors to performance and that helped support the Fund’s dividend. The swap position was eliminated from NVG prior to the end of the reporting period.
How did the Funds perform during the six-month reporting period ended April 30, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended April 30, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended April 30, 2019, the total returns at NAV for NVG, NZF and NMZ outperformed the return for the national S&P Municipal Bond Index. NVG and NZF outperformed the return for the secondary benchmark (composed of 60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index), and NMZ outperformed the return on the S&P Municipal Bond Yield Index.
The main drivers of the Funds’ relative performance were yield curve and duration positioning, credit quality allocations and sector allocations. NVG and NZF were favorably positioned for the interest rate environment during this reporting period. The two Funds were positioned with longer durations than the benchmark, with overweights to longer duration bonds and underweights to shorter duration bonds, which was advantageous because longer bonds outperformed.
The credit ratings categories yielded mixed performance results during this reporting period. Middle grade credit qualities (ranging from single A to BBB rated) performed well, while the highest grade paper lagged slightly. Single B and non-rated bonds underper-

formed, due to weakness in tobacco settlement bonds, which comprise a significant proportion of the sub-investment grade category. While NVG and NZF held overweight allocations to many of the middle-range credit qualities, which was beneficial, the under-performance across other ratings categories offset the gains. Overall, credit ratings allocation had a much smaller impact on NVG’s and NZF’s performance than duration and yield curve positioning.
Similarly, NVG’s and NZF’s sector positioning had a muted effect in this reporting period. The outperformance of the Funds’ overweight allocations to the transportation and health care sectors was counteracted by the underperformance of the Funds’ overweight to the tobacco and pre-refunded sectors. Concerns that a new regulatory proposal could dampen cigarette shipments and revenues hurt the tobacco sector in this reporting period, while pre-refunded bonds lagged due to their shorter term, higher quality structures.
NMZ’s performance, which is primarily compared to the S&P Municipal Yield Index, continued to be driven by our bottom-up credit selection. Falling interest rates, the relative outperformance of municipal bonds over Treasury bonds and an overall positive credit environment provided a favorable backdrop for the Fund’s overall total return and the outperformance of key credits in the portfolio. These credits’ price appreciation and high coupons led to their strong total returns during this reporting period. In particular, NMZ benefited from turnaround situations in Illinois-related bonds and FirstEnergy Solutions credits. Illinois paper has continued to trade at cheap valuations, but signs of stabilization in the state’s fiscal condition have emerged more recently. The Fund’s positions in Chicago Board of Education (which manages Chicago Public Schools), Chicago O’Hare Airport and Metropolitan Pier and Exposition Authority for McCormick Place bonds were standout positive performers during this reporting period. FirstEnergy Solutions, which has been undergoing a bankruptcy reorganization, appreciated on continued progress in its debt restructuring (as described in “An Update on FirstEnergy Solutions Corp.” at the end of this commentary). The Fund also saw strong results from several project finance bonds, including the American Dream at the Meadowlands Project, a mega-mall and entertainment complex that is scheduled to open in the fall of 2019, and Virgin Trains USA Passenger Project, the Florida high-speed train that is preparing to expand its route to Orlando. While their projects are not yet fully completed, the market has gained a more confident outlook for their prospects. Health care, one of the sectors long emphasized in NMZ, also added to performance. Bonds for Loma Linda University Medical Center benefited from the strength of the hospital’s reputation during the reconstruction of some of its hospital facilities.
Other bonds fared less well during the reporting period and detracted modestly from NMZ’s performance. Two credits in workout situations underperformed, including Confluence Metropolitan District bonds, which declined due to disappointing assessed valuations. The position was small and therefore had a minimal impact on the Fund’s overall performance. Buckeye Tobacco credits also lagged along with the broader tobacco sector, on fears of weaker cigarette revenues in the future. The Fund continued to hold an underweight relative to the benchmark in tobacco settlement bonds, which mitigated the impact of the sector’s weakness in this reporting period.
In addition, the use of regulatory leverage was an important factor affecting performance of the three Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 1, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy holdings, shareholders should note that NVG had 1.9%, NZF had 1.7% and NMZ had 1.7% exposure, which was a mix of unsecured and secured holdings.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage had a positive impact on the total return performance of the Funds over the reporting period.
As of April 30, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.
	NVG	NZF	NMZ
Effective Leverage*	38.57%	38.16%	40.21%
Regulatory Leverage*	35.36%	37.48%	9.07%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of April 30, 2019, the Funds have issued and outstanding preferred shares as shown in the accompanying table.
		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued	Shares Issued at
	at Liquidation	at Liquidation
	Preference	Preference	Total
NVG	$384,400,000	$1,432,600,000	$1,817,000,000
NZF	$1,172,000,000	$196,000,000	$1,368,000,000
NMZ	$87,000,000	$—	$87,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of April 30, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ
November 2018	$0.0655	$0.0660	$0.0565
December	0.0655	0.0660	0.0565
January	0.0655	0.0660	0.0565
February	0.0655	0.0660	0.0565
March	0.0655	0.0660	0.0595
April 2019	0.0655	0.0660	0.0595
Total Distributions from Net Investment Income	$0.3930	$0.3960	$0.3450
Total Distributions from Long Term Capital Gains*	$0.0275	$0.0000	$0.0000
Total Distributions	$0.4205	$0.3960	$0.3450

Yields
Market Yield**	5.12%	5.14%	5.25%
Taxable-Equivalent Yield**	6.71%	6.74%	6.84%

*	Distribution paid in December 2018.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 23.7%, 23.7% and 23.3% for NVG, NZF, and NMZ, respectively. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 — Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NMZ was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NMZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under this Shelf Offering, are as shown in the accompanying table.
NMZ
Additional authorized common shares	15,700,000*
* Represents additional authorized common shares for the period April 11, 2019 through April 30, 2019.

During the current reporting period, NMZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.
NMZ
Common shares sold through Shelf Offering	41,677
Weighted average premium to NAV per common share sold	1.11%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details on Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of April 30, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NVG	NZF	NMZ
Common shares cumulatively repurchased and retired	202,500	47,500	—
Common shares authorized for repurchase	20,255,000	14,215,000	6,410,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

Common Share Information (continued)
OTHER COMMON SHARE INFORMATION
As of April 30, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.
	NVG	NZF	NMZ
Common share NAV	$16.40	$16.05	$13.60
Common share price	$15.35	$15.40	$13.61
Premium/(Discount) to NAV	(6.40)%	(4.05)%	0.07%
6-month average premium/(discount) to NAV	(9.30)%	(8.12)%	(4.38)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen AMT-Free Municipal Credit Income Fund (NVG)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NVG.
Nuveen Municipal Credit Income Fund (NZF)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NZF.
Nuveen Municipal High Income Opportunity Fund (NMZ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMZ.

NVG	Nuveen AMT-Free Municipal Credit Income Fund Performance Overview and Holding Summaries as of April 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVG at Common Share NAV	8.77%	8.51%	6.60%	7.26%
NVG at Common Share Price	17.94%	10.12%	8.24%	8.15%
S&P Municipal Bond Index	5.36%	5.84%	3.55%	4.74%
NVG Custom Blended Fund Performance Benchmark	5.37%	6.55%	4.24%	5.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.9%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	160.2%
Floating Rate Obligations	(5.6)%
MFP Shares, net of deferred
offering costs	(12.2)%
VRDP Shares, net of deferred
offering costs	(42.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.1%
AAA	2.4%
AA	14.9%
A	23.9%
BBB	23.4%
BB or Lower	15.5%
N/R (not rated)	11.8%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	20.8%
Tax Obligation/Limited	18.6%
Transportation	12.4%
Tax Obligation/General	9.7%
Education and Civic Organizations	8.7%
U.S. Guaranteed	7.9%
Utilities	7.1%
Consumer Staples	6.2%
Other	8.6%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.2%
California	10.0%
Texas	7.5%
Ohio	6.7%
Colorado	6.4%
Pennsylvania	5.2%
New Jersey	3.9%
Florida	3.4%
New York	3.2%
Wisconsin	2.6%
Georgia	2.4%
Iowa	2.1%
Indiana	1.9%
Arizona	1.8%
Michigan	1.8%
South Carolina	1.8%
Massachusetts	1.8%
Nevada	1.5%
Other	19.8%
Total	100%

NZF	Nuveen Municipal Credit Income Fund Performance Overview and Holding Summaries as of April 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NZF at Common Share NAV	9.24%	9.26%	6.69%	8.04%
NZF at Common Share Price	19.12%	15.04%	8.92%	8.86%
S&P Municipal Bond Index	5.36%	5.84%	3.55%	4.74%
NZF Custom Blended Fund Performance Benchmark	5.37%	6.55%	4.24%	5.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	159.2%
Investment Companies	0.2%
Corporate Bonds	0.1%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs, & VRDP
Shares, net of deferred offering costs	160.7%
Floating Rate Obligations	(1.0)%
MFP Shares, net of deferred
offering costs	(28.0)%
VRDP Shares, net of deferred
offering costs	(31.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.5%
AAA	0.9%
AA	14.2%
A	23.6%
BBB	24.6%
BB or Lower	16.1%
N/R (not rated)	12.0%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	18.5%
Transportation	17.9%
Health Care	15.4%
Tax Obligation/General	15.2%
U.S. Guaranteed	7.8%
Utilities	7.3%
Education and Civic Organizations	5.6%
Consumer Staples	4.9%
Other	7.4%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	19.0%
California	15.5%
New York	9.8%
Texas	9.5%
Pennsylvania	4.0%
Colorado	4.0%
Florida	3.5%
New Jersey	3.4%
Ohio	2.4%
Indiana	2.4%
Arizona	1.7%
Oklahoma	1.7%
Michigan	1.6%
Massachusetts	1.6%
Other	19.9%
Total	100%

NMZ	Nuveen Municipal High Income Opportunity Fund Performance Overview and Holding Summaries as of April 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2019

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NMZ at Common Share NAV	9.32%	9.29%	7.12%	11.78%
NMZ at Common Share Price	18.93%	15.89%	7.44%	10.40%
S&P Municipal Yield Index	5.89%	7.71%	5.85%	8.06%
S&P Municipal Bond High Yield Index	5.37%	7.81%	5.90%	8.95%
S&P Municipal Bond Index	5.36%	5.84%	3.55%	4.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.1%
Common Stocks	0.9%
Corporate Bonds	0.4%
Other Assets Less Liabilities	1.9%
Net Assets Plus Floating Rate
Obligations, Borrowings &
AMTP Shares, net of deferred
offering costs	156.3%
Floating Rate Obligations	(44.0)%
Borrowings	(2.3)%
AMTP Shares, net of deferred
offering costs	(10.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.5%
AA	16.9%
A	10.5%
BBB	20.6%
BB or Lower	14.9%
N/R (not rated)	29.1%
N/A (not applicable)	0.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.1%
Health Care	16.8%
Transportation	14.1%
Education and Civic Organizations	12.9%
Tax Obligation/General	8.2%
Utilities	5.2%
Consumer Staples	4.4%
Other	15.3%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	18.7%
California	13.6%
Florida	9.6%
New York	6.2%
Ohio	5.4%
Kentucky	4.8%
Colorado	4.7%
Wisconsin	4.5%
New Jersey	3.9%
Texas	3.6%
Tennessee	2.6%
Arizona	2.0%
Pennsylvania	1.6%
Other	18.8%
Total	100%

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.9% (99.9% of Total Investments)
	MUNICIPAL BONDS – 157.9% (99.9% of Total Investments)
	Alabama – 1.6% (1.0% of Total Investments)
$ 3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 3,854,587
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
22,655	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	29,134,557
	5.000%, 9/01/46
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	8,477,460
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Series 2011B:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	Aa3	1,305,075
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	Aa3	1,043,800
	The Improvement District of the City of Mobile – McGowin Park Project, Sales Tax Revenue
	Bonds, Alabama, Series 2016A:
1,000	5.250%, 8/01/30	8/26 at 100.00	N/R	1,030,280
1,300	5.500%, 8/01/35	8/26 at 100.00	N/R	1,337,882
5,970	Tuscaloosa County Industrial Development Authority, Florida, Gulf Opportunity Zone Bonds,	5/29 at 100.00	N/R	6,405,392
	Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A (WI/DD, Settling 5/16/19)
44,920	Total Alabama			52,589,033
	Alaska – 0.7% (0.5% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
7,010	5.000%, 6/01/32	5/19 at 100.00	B3	7,009,720
17,995	5.000%, 6/01/46	5/19 at 100.00	B3	17,612,786
25,005	Total Alaska			24,622,506
	Arizona – 2.9% (1.8% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	4,446,661
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
1,475	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/27 at 100.00	BB	1,550,549
	Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/47, 144A
3,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	3,359,365
	Academy Project, Series 2018A, 6.375%, 6/01/39, 144A
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A	10,632,100
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/31
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B,	4/20 at 100.00	Aa3	3,085,200
	5.000%, 10/01/29 – AGC Insured
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	Aa3	1,218,180
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	Aa3	1,521,180
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	Aa3	7,227,025
3,390	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	3,478,411
	Series 2017A, 7.000%, 7/01/41, 144A
7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+ (4)	8,083,653
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,356,560
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	12,194,402

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Basis Schools, Inc. Projects, Series 2016A:
$ 620	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	$ 656,320
1,025	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	1,066,810
2,065	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	2,040,716
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and
	Refunding Bonds, Edkey Charter Schools Project, Series 2013:
490	6.000%, 7/01/33	7/20 at 102.00	BB–	487,672
610	6.000%, 7/01/43	7/20 at 102.00	BB–	585,118
350	6.000%, 7/01/48	7/20 at 102.00	BB–	332,412
1,425	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	1,428,406
	Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	BB–	1,030,210
1,850	5.375%, 7/01/46	7/26 at 100.00	BB–	1,638,637
2,135	5.500%, 7/01/51	7/26 at 100.00	BB–	1,886,486
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	911,028
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
3,050	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	3,239,801
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A – Insured
105	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	7/20 at 102.00	BB–	105,208
	Webster Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	1,041,500
	Power Company, Series 2010A, 5.250%, 10/01/40
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc. Prepay Contract Obligations, Series 2007:
7,045	5.000%, 12/01/32	No Opt. Call	BBB+	8,705,929
2,745	5.000%, 12/01/37	No Opt. Call	BBB+	3,461,500
800	The Industrial Development Authority of the County of Maricopa, Arizona, Education	7/26 at 100.00	Baa3	862,272
	Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/47
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	8/23 at 100.00	A3	2,215,320
	Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33
86,990	Total Arizona			96,848,631
	Arkansas – 0.3% (0.2% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas
	Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,358,925
20,460	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	7,059,109
22,960	Total Arkansas			8,418,034
	California – 15.8% (10.0% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding
	Subordinate Lien Series 2004A:
45	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	Baa2	43,392
2,120	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	2,073,063
6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	4,578,673
	Bonds, Capital Appreciation Series 2009B, 0.010%, 8/01/30 – AGC Insured
12,550	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	A2	7,347,648
	Project, Series 1997C, 0.010%, 9/01/35 – AGM Insured
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	4,247,272
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (4)	5,679,050
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
$ 3,275	5.450%, 6/01/28	5/19 at 100.00	B2	$ 3,332,738
2,975	5.650%, 6/01/41	5/19 at 100.00	B2	2,976,755
22,965	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	31,737,860
	2016U-7, 5.000%, 6/01/46 (UB) (5)
14,850	California Educational Facilities Authority, Revenue Bonds, Stanford University Series	No Opt. Call	AAA	20,829,204
	2019V-1, 5.000%, 5/01/49
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/22 at 100.00	A+	10,749,300
	Children’s Hospital, Series 2012A, 5.000%, 8/15/51
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	1,776,144
	System, Series 2013A, 5.000%, 7/01/37
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and	8/25 at 100.00	AA–	7,480,663
	Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
1,555	7.158%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	1,806,164
1,650	7.162%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	1,916,756
4,075	7.162%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	4,733,805
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series	8/23 at 100.00	A+	5,462,200
	2013A, 5.000%, 8/15/52
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace
	Academy Project, Series 2016A:
3,065	5.000%, 7/01/31, 144A	7/26 at 100.00	BB	3,337,724
1,000	5.000%, 7/01/36, 144A – Insured	7/26 at 100.00	BB	1,072,650
555	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	587,118
195	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	205,417
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage
	Foundation Project, Series 2016A:
260	5.000%, 6/01/36	6/26 at 100.00	BBB–	288,213
435	5.000%, 6/01/46	6/26 at 100.00	BBB–	475,024
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series	7/20 at 100.00	Baa2 (4)	2,448,458
	2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
5,425	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	6,245,585
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019,
	5.000%, 11/21/45, 144A
2,050	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	2,259,592
	2017, 5.000%, 10/15/47
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College	6/26 at 100.00	N/R	762,460
	Prep – Obligated Group, Series 2016, 5.000%, 6/01/46, 144A
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education –	6/25 at 100.00	N/R	745,388
	Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A
570	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education –	6/26 at 100.00	N/R	595,593
	Obligated Group, Series 2017A, 5.125%, 6/01/47, 144A
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	6/19 at 100.00	AA–	80,198
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	6/19 at 100.00	AA–	5,013
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	3/20 at 100.00	AA–	3,604,895
10,000	5.500%, 11/01/35	11/20 at 100.00	AA–	10,530,100
12,710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	13,947,446
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
65,505	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	71,997,201
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 10,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	$ 11,519,026
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	4,129,800
	Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health,	8/20 at 100.00	A+ (4)	7,402,360
	Series 2011A, 6.000%, 8/15/42 (Pre-refunded 8/15/20)
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
1,535	5.750%, 7/01/30	6/19 at 100.00	CC	1,502,642
4,430	5.750%, 7/01/35	6/19 at 100.00	CC	4,346,938
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (4)	4,453,900
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,400	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A2	2,178,822
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured
14,375	Corona-Norco Unified School District, Riverside County, California, General Obligation	No Opt. Call	AA	6,871,250
	Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 –
	AGM Insured
	El Rancho Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured	8/28 at 100.00	A1	2,780,530
3,600	0.000%, 8/01/34 – AGM Insured	8/28 at 100.00	A1	3,799,620
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB–	2,458,526
5,000	0.010%, 1/15/35 – AGM Insured	No Opt. Call	BBB–	2,991,000
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	6.850%, 1/15/42	1/31 at 100.00	Baa3	889,125
3,610	5.750%, 1/15/46	1/24 at 100.00	Baa3	4,155,074
6,610	6.000%, 1/15/49	1/24 at 100.00	Baa3	7,738,856
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	9/19 at 100.00	A	2,452,645
	2005, 5.000%, 9/01/27 – AMBAC Insured
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Series 2018A-1:
5,900	5.000%, 6/01/47	6/22 at 100.00	N/R	5,791,440
12,240	5.250%, 6/01/47	6/22 at 100.00	N/R	12,322,375
10,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	10,306,800
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
	Kern Community College District, California, General Obligation Bonds, Safety, Repair &
	Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	5,032,048
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	5,083,780
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited	9/21 at 100.00	AA	1,266,676
	Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured
7,575	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	6,883,705
	Obligation Bonds, Election of 2008, Series 2013A, 6.250%, 8/01/43
3,310	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	4,884,335
	Series 2009B, 6.500%, 11/01/39
	Oceanside Unified School District, San Diego County, California, General Obligation
	Bonds, Capital Appreciation, 2008 Election Series 2009A:
605	0.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	Aa3 (4)	526,005
5,300	0.000%, 8/01/26 – AGC Insured	No Opt. Call	Aa3	4,546,075
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	Aa3	1,790,141

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,925	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	7/19 at 100.00	N/R (4)	$ 2,063,735
	Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)
4,000	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1	8/25 at 100.00	N/R	4,151,760
	Esencia Village, Series 2015A, 4.250%, 8/15/38
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (4)	5,330,350
	2010, 6.000%, 11/01/30 (Pre-refunded 11/01/20)
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BB+	3,172,565
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
7,875	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	8/29 at 100.00	BB+	10,427,366
	8/01/38 – AGC Insured
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	A	6,572,420
	Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	10/21 at 100.00	A2	4,618,991
	of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB	736,678
	Series 2013A, 5.750%, 6/01/48
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District
	2006-1 Marblehead Coastal, Series 2015:
490	5.000%, 9/01/40	9/25 at 100.00	N/R	536,339
915	5.000%, 9/01/46	9/25 at 100.00	N/R	996,078
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/19 at 100.00	AA– (4)	1,903,017
	Bonds, Tender Option Bond Trust 2015-XF0098, 13.375%, 8/01/39, 144A
	(Pre-refunded 8/01/19) (IF)
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A+	4,401,840
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien	No Opt. Call	AA+ (4)	65,015,208
	Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	BBB	2,989,701
8,275	5.000%, 1/15/50	1/25 at 100.00	BBB	9,155,543
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	6,586,191
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
3,250	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	2,467,530
	Series 2006C, 0.000%, 9/01/30 – NPFG Insured
4,325	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	2,555,253
	Election Series 2012G, 0.000%, 8/01/34 – AGM Insured
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 41.10	A1	1,915,652
	Refunding Series 2015, 0.000%, 8/01/42
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration
	and Housing Facility, Series 1994A:
5,625	6.250%, 7/01/24	No Opt. Call	Baa2	6,397,650
5,625	6.250%, 7/01/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	6,466,725
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A+	3,224,550
	Series 2006, 0.000%, 8/01/23 – FGIC Insured
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding	6/19 at 58.73	BBB–	2,638,250
	Series 2002B, 0.000%, 4/01/28 – FGIC Insured
610	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	628,684
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed
	Bonds, Series 2005A-1:
1,015	4.750%, 6/01/23	5/19 at 100.00	BB+	1,021,110
1,600	5.500%, 6/01/45	5/19 at 100.00	B–	1,608,016

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
$ 790	4.750%, 6/01/25	5/19 at 100.00	BBB+	$ 794,614
2,865	5.125%, 6/01/46	5/19 at 100.00	B2	2,868,352
520,480	Total California			525,306,424
	Colorado – 10.1% (6.4% of Total Investments)
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding
	Series 2016A:
890	5.500%, 12/01/36	12/21 at 103.00	N/R	928,101
1,175	5.750%, 12/01/46	12/21 at 103.00	N/R	1,223,199
1,100	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General	12/21 at 103.00	N/R	1,132,857
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series
	2017, 5.000%, 12/01/36
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited	12/22 at 103.00	N/R	720,923
	Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47
3,410	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	3,482,769
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A,
	6.125%, 12/01/47
1,690	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,701,239
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A,
	6.125%, 12/01/47
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,140	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,190,593
5,465	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	5,631,519
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB	206,176
	Refunding Series 2014, 5.000%, 12/01/43
1,200	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,227,624
	Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47
930	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	895,478
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/24 at 100.00	A+	1,275,675
	The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38
3,675	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	3,688,928
	Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	1,598,240
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,460	5.000%, 6/01/42	6/27 at 100.00	BBB	2,739,923
23,470	5.000%, 6/01/47	6/27 at 100.00	BBB	26,054,282
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health
	Initiatives, Series 2006A:
1,500	5.000%, 9/01/36	6/19 at 100.00	BBB+	1,515,480
3,680	4.500%, 9/01/38	6/19 at 100.00	BBB+	3,685,998
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+	3,105,240
	Initiatives, Series 2011A, 5.000%, 2/01/41
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+	12,387,110
	Initiatives, Series 2013A, 5.250%, 1/01/45

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement
	Communities Inc., Refunding Series 2012B:
$ 1,640	5.000%, 12/01/22	No Opt. Call	A–	$ 1,799,162
2,895	5.000%, 12/01/23	12/22 at 100.00	A–	3,171,646
4,200	5.000%, 12/01/24	12/22 at 100.00	A–	4,591,020
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013:
765	5.500%, 6/01/33	6/23 at 100.00	BBB	849,709
1,575	5.625%, 6/01/43	6/23 at 100.00	BBB	1,736,595
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
1,410	5.000%, 6/01/32	6/25 at 100.00	BBB	1,578,340
2,000	5.000%, 6/01/33	6/25 at 100.00	BBB	2,230,160
5,855	5.000%, 6/01/40	6/25 at 100.00	BBB	6,426,565
6,820	5.000%, 6/01/45	6/25 at 100.00	BBB	7,448,054
2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	2,228,813
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	12,047,554
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
4,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	4,434,796
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds,	12/20 at 103.00	N/R	523,865
	Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds,	12/20 at 103.00	N/R	524,030
	Series 2006, 5.250%, 12/01/30
1,480	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,536,580
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 5.250%, 12/01/47
1,275	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds,	12/22 at 103.00	N/R	1,320,084
	Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	508,315
	Refunding Series 2016, 5.250%, 12/01/40
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	11,760,498
	2013B, 5.000%, 11/15/43
505	Denver Connection West Metropolitan District, City and County of Denver, Colorado,	12/22 at 103.00	N/R	515,484
	Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A,
	5.375%, 8/01/47
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
1,005	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,039,864
2,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	2,390,134
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	BBB+	5,098,275
	Series 2010A, 0.000%, 9/01/41
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	BBB+	32,654,664
6,525	0.010%, 9/01/26 – NPFG Insured	No Opt. Call	BBB+	5,425,211
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030	0.010%, 9/01/25 – NPFG Insured	No Opt. Call	BBB+	14,633,709
9,915	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	6,410,841
43,090	0.010%, 9/01/33 – NPFG Insured	No Opt. Call	BBB+	26,686,068
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
20,000	0.010%, 9/01/27 – NPFG Insured	No Opt. Call	BBB+	16,055,800
1,150	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	888,191
7,000	0.010%, 9/01/34 – NPFG Insured	No Opt. Call	BBB+	4,152,960

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	$ 509,630
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45
500	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	500,100
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series	12/24 at 100.00	N/R	608,261
	2014, 6.000%, 12/01/38
825	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General	12/21 at 103.00	N/R	841,046
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46
1,355	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	1,366,761
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
750	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation	12/21 at 103.00	N/R	765,375
	Bonds, Series 2016A, 5.300%, 12/01/46
700	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General	12/22 at 103.00	N/R	711,347
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47
3,740	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue	12/20 at 103.00	N/R	3,747,293
	Bonds, Refunding Series 2015, 5.500%, 12/01/45
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
2,325	5.250%, 12/01/36	12/21 at 103.00	N/R	2,324,814
8,955	5.375%, 12/01/46	12/21 at 103.00	N/R	8,953,120
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding &
	Improvement Series 2015:
1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	1,031,522
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	5,544,085
980	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	999,061
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45
500	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation	12/20 at 103.00	N/R	512,500
	and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45
860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	12/25 at 100.00	N/R	888,681
	Refunding Series 2016, 5.000%, 12/01/35
5,155	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds,	12/25 at 100.00	Baa1	5,209,746
	Series 2016B, 3.500%, 12/01/45
	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds,
	Refunding Series 2017A:
1,000	5.625%, 12/01/37	12/22 at 103.00	N/R	1,031,240
1,000	5.750%, 12/01/47	12/22 at 103.00	N/R	1,031,390
585	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General	12/21 at 103.00	N/R	576,798
	Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46
	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding
	and Improvement Bonds, Series 2016:
660	5.000%, 12/01/36	12/26 at 100.00	Baa3	719,730
1,060	5.000%, 12/01/46	12/26 at 100.00	Baa3	1,147,376
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	726,752
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	A2 (4)	941,890
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) –
	AGM Insured
5,435	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds,	12/20 at 100.00	AA	5,638,704
	Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured
2,760	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County,	12/26 at 100.00	N/R	2,842,662
	Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds,
	Refunding Series 2017A, 5.000%, 12/15/41, 144A

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General
	Obligation Bonds, Refunding Series 2018:
$ 1,310	5.375%, 12/01/37	12/23 at 103.00	N/R	$ 1,333,999
2,765	5.500%, 12/01/47	12/23 at 103.00	N/R	2,819,775
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	AA–	1,222,704
	5.375%, 6/01/31
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	BBB+	6,785,285
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	3,892,575
1,280	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	1,317,043
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series	12/21 at 103.00	N/R	943,522
	2016, 5.000%, 12/01/46
1,000	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General	12/22 at 103.00	N/R	1,027,600
	Obligation Bonds, Series 2017A, 5.000%, 12/01/37
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax
	Supported Revenue Bonds, Senior Series 2015A:
500	5.500%, 12/01/35	12/20 at 103.00	N/R	521,730
1,000	5.750%, 12/01/45	12/20 at 103.00	N/R	1,039,850
500	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General	12/21 at 103.00	N/R	521,815
	Obligation Bonds, Series 2016A, 5.250%, 12/01/45
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	AA–	9,251,740
	5.000%, 11/15/42
363,715	Total Colorado			334,905,863
	Connecticut – 0.5% (0.3% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare
	Facility Expansion Church Home of Hartford Inc. Project, Series 2016A:
590	5.000%, 9/01/46, 144A	9/26 at 100.00	BB	615,323
740	5.000%, 9/01/53, 144A	9/26 at 100.00	BB	768,460
10,105	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac	7/25 at 100.00	A–	10,599,842
	University, Refunding Series 2015L, 4.125%, 7/01/41
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan	7/20 at 100.00	AA (4)	3,378,765
	University, Series 2010G, 5.000%, 7/01/39 (Pre-refunded 7/01/20)
14,685	Total Connecticut			15,362,390
	Delaware – 0.2% (0.1% of Total Investments)
2,615	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River	10/20 at 100.00	Baa3	2,711,337
	Power LLC Project, Series 2010, 5.375%, 10/01/45
	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate
	Housing Foundation – Dover LLC Delaware State University Project, Series 2018A:
2,585	5.000%, 7/01/53	1/28 at 100.00	BBB–	2,813,333
1,000	5.000%, 7/01/58	1/28 at 100.00	BBB–	1,080,990
6,200	Total Delaware			6,605,660
	District of Columbia – 1.2% (0.8% of Total Investments)
3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB+	3,834,281
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
6,205	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	6,825,438
	Bonds, Series 2001, 6.500%, 5/15/33
186,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	6/19 at 18.94	N/R	28,709,100
	Bonds, Series 2006A, 0.010%, 6/15/46
1,500	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A,	7/24 at 103.00	N/R	1,570,515
	5.000%, 7/01/42
197,485	Total District of Columbia			40,939,334

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 5.4% (3.4% of Total Investments)
$ 990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	$ 1,005,929
	Bonds, Series 2016, 4.700%, 5/01/36
19,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	AA (4)	20,546,980
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018:
1,290	6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	1,310,872
1,045	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	1,061,825
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
1,065	5.375%, 7/01/37, 144A	7/27 at 100.00	BB	1,125,034
1,470	5.500%, 7/01/47, 144A	7/27 at 100.00	BB	1,540,751
4,325	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	4,586,749
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A:
6,050	5.125%, 6/15/37, 144A	6/27 at 100.00	N/R	6,051,633
1,890	5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	1,857,171
880	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series	10/27 at 100.00	Ba2	920,709
	2017A, 5.000%, 10/15/37, 144A
4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	5,263,557
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue	No Opt. Call	A	1,157,676
	Bonds, Refunding Series 2012, 5.000%, 5/01/26
1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	BBB–	1,620,378
	University, Refunding Series 2013, 6.125%, 11/01/43
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
245	5.250%, 11/01/37	11/28 at 100.00	N/R	254,276
320	5.600%, 11/01/46	11/28 at 100.00	N/R	335,930
145	Creekside at Twin Creeks Community Development District, Florida, Special Assessment	No Opt. Call	N/R	154,090
	Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
3,445	6.000%, 4/01/42	4/23 at 100.00	Baa1	3,868,425
1,720	5.625%, 4/01/43	4/23 at 100.00	Baa1	1,890,779
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 –	10/21 at 100.00	A1	4,283,640
	AGM Insured
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
280	5.250%, 5/01/35	5/26 at 100.00	N/R	288,588
315	5.300%, 5/01/36	5/26 at 100.00	N/R	324,645
475	5.500%, 5/01/45	5/26 at 100.00	N/R	493,316
655	5.500%, 5/01/46	5/26 at 100.00	N/R	680,257
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical
	Preparatory Incorporated Project, Series 2017A:
255	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	266,223
665	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	694,240
415	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical	6/26 at 100.00	N/R	417,112
	Preparatory Incorporated Project, Series 2018A, 6.000%, 6/15/37, 144A
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
2,375	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	2,378,159
3,735	5.750%, 7/01/47, 144A – Insured	7/27 at 101.00	N/R	3,734,664

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc. Projects, Series 2016A:
$ 1,485	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	$ 1,628,466
2,075	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	2,053,192
4,420	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	4,807,590
1,335	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,328,992
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35, 144A – Insured	6/25 at 100.00	N/R	3,304,693
3,450	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	3,650,376
550	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/24 at 100.00	N/R	584,232
	Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44
4,430	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest	6/27 at 100.00	N/R	4,547,749
	Charter Foundation Inc. Projects, Series 2017A, 6.125%, 6/15/47, 144A
1,435	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	1,453,755
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
560	Hillsborough County Industrial Development Authority, Florida, Industrial Development	No Opt. Call	N/R (4)	567,829
	Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 –
	NPFG Insured (ETM)
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment
	Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	7/19 at 100.00	Baa2	1,662,996
1,830	5.000%, 5/01/27 – NPFG Insured	7/19 at 100.00	Baa2	1,847,952
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series	10/22 at 100.00	A2	656,340
	2012, 5.000%, 10/01/30
2,215	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University	6/28 at 100.00	N/R	2,344,134
	Project, Series 2018B, 5.000%, 6/01/53, 144A – Insured
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding	11/21 at 100.00	A2	1,071,560
	Series 2011, 5.000%, 11/15/25
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb	5/27 at 100.00	N/R	646,644
	Project, Series 2017, 5.000%, 5/01/37, 144A
4,125	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin	11/24 at 100.00	Baa1	4,464,446
	Memorial Medical Center, Series 2015, 5.000%, 11/15/45
	Miami Dade County Industrial Development Authority, Florida, Educational Facilities
	Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
1,080	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	1,083,715
1,920	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	1,924,723
5,965	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014,	10/24 at 100.00	BBB+	6,607,013
	5.000%, 10/01/43
2,130	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BBB	2,327,238
	Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A,	2/21 at 100.00	A+ (4)	1,663,023
	6.000%, 2/01/31 (Pre-refunded 2/01/21) – AGM Insured
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	7/24 at 100.00	A	5,561,900
	2014A, 5.000%, 7/01/44
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A2 (4)	2,631,375
	2010A-1, 5.375%, 10/01/41 (Pre-refunded 10/01/20)
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	A	2,606,500
	2010B, 5.000%, 10/01/30
2,400	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	2,615,712
	2012B, 5.000%, 10/01/37
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	AA–	6,866,839
	5.000%, 10/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	$ 5,138,611
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
4,270	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+	4,518,557
	Health, Inc., Series 2012A, 5.000%, 10/01/42
230	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	257,881
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
60	Pasco County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2006, 5.000%,	6/19 at 100.00	Aa2	60,169
	10/01/36 – AGM Insured
825	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	837,359
	Project, Series 2016, 5.000%, 11/01/46
1,410	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series	No Opt. Call	Aa2 (4)	1,436,000
	1992, 6.000%, 10/01/19 – NPFG Insured (ETM)
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
230	4.750%, 11/01/28	11/27 at 100.00	N/R	234,963
380	5.375%, 11/01/36	11/27 at 100.00	N/R	391,890
925	South Fork III Community Development District, Florida, Special Assessment Revenue	5/27 at 100.00	N/R	971,509
	Bonds, Refunding Series 2016, 5.375%, 5/01/37
1,200	St Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993, 5.500%,	No Opt. Call	N/R (4)	1,307,376
	10/01/21 – FGIC Insured (ETM)
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39	10/19 at 100.00	AA (4)	405,732
	(Pre-refunded 10/01/19) – AGC Insured
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	4,445,097
	5.000%, 11/15/33
945	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St Joseph’s	7/19 at 100.00	N/R (4)	947,655
	Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)
10,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	11,123,277
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/21 at 100.00	A– (4)	2,160,400
	Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded
	10/15/21) – AGM Insured
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	5,601,700
	University Inc. Project, Series 2015, 5.000%, 6/01/40
167,295	Total Florida			178,460,768
	Georgia – 3.7% (2.4% of Total Investments)
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B:
5,915	5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	6,018,926
11,085	5.375%, 11/01/39 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (4)	11,293,620
10,090	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	10,370,906
	Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45
12,955	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe	2/28 at 100.00	BBB+	13,315,667
	Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series	8/20 at 100.00	AA	2,890,088
	2007, 4.000%, 8/01/26
4,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/23 at 100.00	A	4,428,680
	Refunding Series 2012, 5.000%, 4/01/28
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds,	9/20 at 100.00	N/R (4)	1,317,837
	DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
2,000	Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 (Pre-refunded	12/21 at 100.00	A2 (4)	2,208,440
	12/01/21) – AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2010B:
$ 1,180	5.250%, 2/15/37	2/20 at 100.00	AA–	$ 1,207,860
3,820	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,927,800
960	5.125%, 2/15/40	2/20 at 100.00	AA–	980,448
3,090	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,174,172
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA–	17,662,888
	Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
6,760	3.950%, 12/01/43	6/27 at 100.00	AAA	7,039,053
5,000	4.000%, 12/01/48	6/27 at 100.00	AAA	5,203,550
10,825	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series	7/25 at 100.00	Baa3	11,220,004
	2015A, 5.000%, 7/01/60
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett	7/19 at 100.00	A2	2,261,070
	Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured
1,300	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	1,332,942
	Classical Education, Series 2017, 5.750%, 6/15/37, 144A
4,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	4,400,680
	University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/37, 144A
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	1,090,500
	Refunding Series 2012C, 5.250%, 10/01/27
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	10,979,131
	Series 2015, 5.000%, 10/01/40
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA–	1,812,925
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41
117,410	Total Georgia			124,137,187
	Guam – 0.0% (0.0% of Total Investments)
650	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	BBB–	705,218
	2013, 5.500%, 7/01/43
	Hawaii – 0.4% (0.2% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade	1/25 at 100.00	Ba3	1,503,570
	University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	5,567,100
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	179,936
	University, Series 2013A, 6.875%, 7/01/43
5,075	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	A1	5,291,449
	Systems, Series 2015A, 4.000%, 7/01/40
11,745	Total Hawaii			12,542,055
	Idaho – 0.8% (0.5% of Total Investments)
	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014:
3,300	4.375%, 7/01/34, 144A	7/24 at 100.00	A	3,464,142
12,495	4.750%, 7/01/44, 144A	7/24 at 100.00	A	13,162,483
250	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	272,087
	Refunding Series 2016, 5.000%, 9/01/37
8,730	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	9,170,865
	Series 2012A, 5.000%, 3/01/47
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	1,027,700
	Series 2014A, 4.125%, 3/01/37
25,775	Total Idaho			27,097,277

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 25.6% (16.2% of Total Investments)
$ 675	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A, 5.000%, 1/01/25	7/23 at 100.00	A2	$ 753,017
67,135	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	77,792,010
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	1,081,320
	Series 2017, 5.000%, 4/01/46
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues
	Series 2011A:
6,210	5.500%, 12/01/39	12/21 at 100.00	B2	6,416,917
1,865	5.000%, 12/01/41	12/21 at 100.00	B2	1,902,020
5,205	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/22 at 100.00	B2	5,341,371
	Series 2012A, 5.000%, 12/01/42
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	B+	10,214,148
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2017H:
5,835	5.000%, 12/01/36	12/27 at 100.00	B+	6,239,307
4,940	5.000%, 12/01/46	12/27 at 100.00	B+	5,197,621
6,055	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	B+	6,355,631
	Refunding Series 2018D, 5.000%, 12/01/46
38,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	45,548,807
	Series 2016A, 7.000%, 12/01/44
14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	B+	17,031,968
	Series 2016B, 6.500%, 12/01/46
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	B+	23,742,895,
	Series 2017A, 7.000%, 12/01/46, 144A
1,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	B+	849,529
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal	6/21 at 100.00	A2	2,371,067
	Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011,
	5.250%, 6/01/26 – AGM Insured
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	1,158,201
	5.250%, 12/01/40
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	13,501,362
	5.250%, 12/01/49
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third	1/20 at 100.00	A2	7,876,407
	Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	969,795
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	BBB–	20,114,592
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	5,985,454
960	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007A, 5.000%,	6/19 at 100.00	Ba1	962,890
	1/01/27 – AMBAC Insured
2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,665,500
	5.250%, 1/01/33
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	20,086,601
	6.000%, 1/01/38
935	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C,	6/19 at 100.00	Ba1	936,954
	5.000%, 1/01/34
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	1,027,110
10,200	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	10,537,314
2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,762,811

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C,	1/25 at 100.00	A	$ 3,254,340
	5.000%, 1/01/39
10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	10,424,600
	City Colleges, Series 2013, 5.250%, 12/01/43
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College
	District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
2,500	0.010%, 2/01/33	2/21 at 44.26	AA–	1,066,775
2,000	0.010%, 2/01/34	2/21 at 41.04	AA–	791,240
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
2,500	4.450%, 11/01/36	11/25 at 102.00	A2	2,695,200
3,400	5.500%, 11/01/36	11/23 at 100.00	A	3,740,204
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series	6/19 at 100.00	Baa2	3,304,358
	2000, 5.800%, 6/01/30 – NPFG Insured
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools
	Belmont School Project, Series 2015A:
1,700	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	1,768,731
115	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	119,160
	Illinois Finance Authority, Illinois, Rosalind Franklin University Revenue Bonds,
	Research Building Project, Series 2017C:
1,000	5.000%, 8/01/42	8/27 at 100.00	BBB+	1,101,310
1,000	5.000%, 8/01/46	8/27 at 100.00	BBB+	1,100,890
1,000	5.000%, 8/01/47	8/27 at 100.00	BBB+	1,100,550
6,500	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	6,778,655
	Corporation Project, Series 2010, 6.500%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
80	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	91,482
39,595	4.000%, 2/15/41	2/27 at 100.00	Aa2	42,002,772
6,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	7,278,592
	5.000%, 9/01/38
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,485	5.000%, 9/01/34	9/24 at 100.00	AA+	1,672,288
19,025	5.000%, 9/01/42	9/24 at 100.00	AA+	21,043,362
1,750	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013,	5/22 at 100.00	Baa2	1,785,070
	4.250%, 5/15/43
15,805	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	17,320,858
	5.000%, 12/01/46
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	Aa2	1,766,594
	2013, 5.000%, 8/15/37
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	25,432
2,475	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,517,719
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	1,608,334
	2013A, 6.000%, 7/01/43
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	622,916
6,140	5.000%, 8/15/44	8/25 at 100.00	Baa1	6,732,264
5,735	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/19 at 100.00	N/R (4)	5,821,828
	Series 2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)
8,960	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%,	8/21 at 100.00	A2	9,688,448
	8/15/41 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,
	Series 2011C:
$ 1,142	5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	$ 1,226,533
4,500	5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)	2/21 at 100.00	AA– (4)	4,799,475
20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	22,525,400
	2015A, 5.000%, 10/01/46 (UB) (5)
19,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	21,109,780
	5.000%, 10/01/51
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BBB–	4,090,506
	5.250%, 6/15/31 – AGM Insured
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB–	3,399,488
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB–	2,120,680
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB–	1,666,901
7,500	5.000%, 2/01/39	2/24 at 100.00	BBB–	7,789,200
5,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/35	6/26 at 100.00	BBB–	4,915,800
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	BBB–	533,261
3,245	5.000%, 5/01/39	5/24 at 100.00	BBB–	3,374,995
	Illinois State, General Obligation Bonds, November Series 2016:
11,800	5.000%, 11/01/40	11/26 at 100.00	BBB–	12,465,756
13,200	5.000%, 11/01/41	11/26 at 100.00	BBB–	13,926,924
	Illinois State, General Obligation Bonds, November Series 2017D:
1,540	5.000%, 11/01/27	No Opt. Call	BBB–	1,703,379
30,560	5.000%, 11/01/28	11/27 at 100.00	BBB–	33,781,635
5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	5,471,900
2,625	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB–	2,658,941
	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,425	5.000%, 8/01/23	No Opt. Call	BBB–	3,691,945
1,190	5.000%, 8/01/25	8/22 at 100.00	BBB–	1,253,368
	Illinois State, General Obligation Bonds, Series 2013:
2,000	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,116,820
2,990	5.500%, 7/01/38	7/23 at 100.00	BBB–	3,163,031
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	5,470,200
	5.000%, 1/01/35
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	AA–	21,379,032
	5.000%, 1/01/40
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	1,893,224
	2015-XF0051, 11.222%, 1/01/38, 144A (IF)
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/21 at 100.00	A2	7,749,428
	Revenue Source Series 2011A, 5.250%, 1/01/37 – AGM Insured
17,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	18,053,000
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB–	573,286
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BBB–	642,418
5,185	5.000%, 6/15/53	12/25 at 100.00	BBB–	5,498,692
5,700	5.500%, 6/15/53	12/25 at 100.00	BBB–	6,209,409

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A:
$ 3,650	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BBB– (4)	$ 3,805,161
11,365	5.500%, 6/15/50	6/20 at 100.00	Ba1	11,557,409
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.010%, 6/15/44 – AGM Insured	No Opt. Call	BBB–	8,872,750
43,200	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BBB–	14,681,088
10,000	0.010%, 6/15/46 – AGM Insured	No Opt. Call	BBB–	3,253,200
41,205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	6/20 at 100.00	BBB	41,679,270
	Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	6,520,850
	Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
18,085	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BBB–	15,384,909
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BBB–	11,010,117
1,846	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project,	3/24 at 100.00	AA	2,011,309
	Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	3,446,092
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
3,900	Rosemont Village, Illinois, General Obligation Bonds, Corporate Purpose Series 2011A,	12/20 at 100.00	A2 (4)	4,145,622
	5.600%, 12/01/35 (Pre-refunded 12/01/20) – AGM Insured
7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (4)	8,795,511
	Group, Inc., Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2,	No Opt. Call	Baa2	3,337,600
	Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured
12,125	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 –	3/25 at 100.00	A2	13,432,075
	AGM Insured
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	728,567
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	Baa2	2,343,705
6,415	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital	No Opt. Call	Aa3	5,615,883
	Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois,
	General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	A2	998,522
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	A2	1,109,251
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	A2	1,238,021
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	A2	1,138,964
2,085	7.250%, 12/01/29 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,264,664
2,295	7.250%, 12/01/30 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,492,760
879,283	Total Illinois			851,764,298
	Indiana – 3.0% (1.9% of Total Investments)
	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior
	Series 2017A-1:
500	6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	536,180
675	6.750%, 1/15/43, 144A	1/24 at 104.00	N/R	719,482
1,605	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project,	1/24 at 104.00	N/R	1,668,365
	Series 2016, 6.250%, 1/15/43, 144A
2,640	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	2,400,473
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 12,045	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	A3	$ 13,226,012
	Project, Series 2014, 5.000%, 10/01/44
365	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	6/20 at 100.00	B	373,917
	Corporation Project, Refunding Series 2010, 6.000%, 12/01/26
125	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	No Opt. Call	B	127,074
	Corporation Project, Refunding Series 2011, 6.000%, 12/01/19
10,290	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	11,143,761
	Series 2012A, 5.000%, 5/01/42
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/20 at 100.00	AA– (4)	5,252,150
	2010B, 5.000%, 12/01/37 (Pre-refunded 12/01/20)
13,880	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A2	14,799,828
	Series 2011B, 5.000%, 10/01/41
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A	20,232,064
	Series 2014A, 5.000%, 10/01/44
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, Revenue Bonds, PILOT	1/20 at 100.00	AA (4)	5,112,700
	Infrastructure Project, Series 2010F, 5.000%, 1/01/35 (Pre-refunded 1/01/20) – AGM Insured
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	8,522,300
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA–	15,959,600
100,095	Total Indiana			100,073,906
	Iowa – 3.3% (2.1% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project,	2/23 at 100.00	A1	10,810,400
	Series 2013A, 5.250%, 2/15/44
10,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B–	11,526,706
	Company Project, Series 2013, 5.250%, 12/01/25
18,290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	6/19 at 105.00	B–	19,232,667
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
21,280	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	B+	22,820,034
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/22)
5,700	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project,	8/23 at 102.00	N/R	5,821,182
	Series 2018, 5.250%, 8/01/55
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
8,285	5.375%, 6/01/38	6/19 at 100.00	B2	8,202,978
2,200	5.500%, 6/01/42	6/19 at 100.00	B2	2,178,000
21,420	5.625%, 6/01/46	6/19 at 100.00	B	21,197,232
8,400	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/19 at 100.00	BB–	8,353,884
	5.600%, 6/01/34
106,265	Total Iowa			110,143,083
	Kansas – 0.6% (0.4% of Total Investments)
	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth
	Health Services Corporation, Series 2010A:
1,240	5.000%, 1/01/40	1/20 at 100.00	AA–	1,262,804
8,140	5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	8,320,789
1,000	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Series	5/27 at 100.00	BB+	1,060,370
	2017A, 5.000%, 5/15/43
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation
	Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
4,705	5.000%, 9/01/27	9/25 at 100.00	N/R	5,057,452
2,380	5.750%, 9/01/32	9/25 at 100.00	N/R	2,573,446
2,495	6.000%, 9/01/35	9/25 at 100.00	N/R	2,681,950
19,960	Total Kansas			20,956,811

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 2.2% (1.4% of Total Investments)
$ 4,565	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series	2/26 at 100.00	BB+	$ 5,010,407
	2016, 5.500%, 2/01/44
6,065	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington	No Opt. Call	N/R	5,909,736
	Project, Series 2016A, 4.400%, 10/01/24
10,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BB+	10,946,400
	Health, Refunding Series 2017A, 5.000%, 6/01/37
5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (4)	5,483,031
	Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (4)	6,318,036
	Medical Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
4,345	5.000%, 7/01/37	7/25 at 100.00	Baa2	4,760,426
7,370	5.000%, 7/01/40	7/25 at 100.00	Baa2	7,920,760
10,245	5.000%, 1/01/45	7/25 at 100.00	Baa2	10,893,611
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,360	6.750%, 7/01/43	7/31 at 100.00	Baa3	4,405,693
8,510	6.875%, 7/01/46	7/31 at 100.00	Baa3	8,615,694
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,390	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,608,159
480	6.000%, 7/01/53	7/23 at 100.00	Baa3	526,483
69,585	Total Kentucky			73,398,436
	Louisiana – 1.3% (0.8% of Total Investments)
2,980	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	3,182,759
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
4,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson	1/21 at 100.00	A2 (4)	4,634,053
	Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun	10/20 at 100.00	AA (4)	5,271,450
	Facilities Inc. Housing & Parking Project, Series 2010, 5.500%, 10/01/41 (Pre-refunded
	10/01/20) – AGM Insured
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Series 1998A:
135	5.750%, 7/01/25 – AGM Insured (ETM) (UB)	No Opt. Call	A2 (4)	165,976
9,865	5.750%, 7/01/25 (UB)	No Opt. Call	A2	11,228,738
11,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/33 at 100.00	BBB	10,120,000
	Refunding Series 2017, 5.250%, 10/01/46
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
1,000	4.250%, 5/15/40	5/25 at 100.00	A3	1,048,910
6,970	5.000%, 5/15/47	5/25 at 100.00	A3	7,621,625
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	A–	1,052,930
	4.250%, 6/01/34
42,280	Total Louisiana			44,326,441
	Maine – 1.1% (0.7% of Total Investments)
7,530	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	7,985,188
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
5,450	4.000%, 7/01/41	7/26 at 100.00	Ba1	5,517,090
10,215	4.000%, 7/01/46	7/26 at 100.00	Ba1	10,325,935

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine (continued)
$ 1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	Ba3	$ 1,134,567
	Medical Center, Series 2011, 6.750%, 7/01/41
10,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth	7/24 at 100.00	A+	10,992,000
	Issue, Series 2015, 5.000%, 7/01/39
34,245	Total Maine			35,954,780
	Maryland – 1.4% (0.9% of Total Investments)
1,000	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series	2/26 at 100.00	N/R	1,017,860
	2017A, 4.375%, 2/15/39, 144A
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	2,754,575
	Healthcare, Series 2011A, 6.000%, 1/01/26
13,315	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	15,226,102
	Healthcare, Series 2016A, 5.500%, 1/01/46
10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/25 at 100.00	A+	11,085,300
	Health System, Series 2015, 5.000%, 7/01/47
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	2,746,750
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
3,010	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/22 at 100.00	A–	3,234,245
	of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43
	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,
	Suitland-Naylor Road Project, Series 2016:
2,000	4.750%, 7/01/36, 144A	1/26 at 100.00	N/R	2,043,420
2,300	5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	2,362,767
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
1,335	4.250%, 11/01/37	11/24 at 103.00	BB	1,340,674
1,250	4.500%, 11/01/43	11/24 at 103.00	BB	1,272,088
1,950	5.000%, 11/01/47	11/24 at 103.00	BB	2,054,812
41,160	Total Maryland			45,138,593
	Massachusetts – 2.8% (1.8% of Total Investments)
9,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	AA	9,702,065
	Commonwealth Contract Assistance Secured, Series 2010B, 5.000%, 1/01/35
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	A2	3,188,531
	Refunding Senior Lien Series 2010B, 5.000%, 1/01/37
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,
	Series 2014A:
2,245	5.250%, 7/01/34	7/24 at 100.00	BB	2,455,850
6,195	5.500%, 7/01/44	7/24 at 100.00	BB	6,764,011
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the
	Charles, Inc. Issue, Series 2017:
8,200	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	7,942,192
2,810	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	2,978,066
10,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	Baa1	11,272,500
	2018J-2, 5.000%, 7/01/53
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
4,020	4.500%, 1/01/45	1/25 at 100.00	Baa2	4,216,056
2,950	5.000%, 1/01/45	1/25 at 100.00	Baa2	3,221,164
4,035	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	4,113,239
	4.000%, 10/01/46
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	8,384,820
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard	12/19 at 100.00	AAA	5,672,613
	University, Tender Option Bond Trust 2016-XL0017, 9.301%, 12/15/34, 144A
	(Pre-refunded 12/15/19) (IF) (5)

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	7/20 at 100.00	N/R (4)	$ 1,042,150
	Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35 (Pre-refunded 7/01/20)
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts	No Opt. Call	AAA	10,173,433
	Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB) (5)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk
	University, Refunding Series 2009A:
770	5.750%, 7/01/39	7/19 at 100.00	Baa2	775,174
1,530	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,540,526
2,800	Massachusetts Housing Finance Agency, Housing Bonds, Series 2014D, 3.875%, 12/01/39	6/24 at 100.00	AA–	2,871,540
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2	5,012,854
	Series 2013A, 5.000%, 5/15/43
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program,	6/19 at 100.00	AAA	426,462
	Subordinate Series 1999A, 5.750%, 8/01/29
1,245	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding	11/20 at 100.00	A3 (4)	1,309,939
	Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured
84,145	Total Massachusetts			93,063,185
	Michigan – 2.9% (1.8% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	6,687,863
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
3,665	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	3,965,090
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,985	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A2	3,233,083
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds,
	Bronson Methodist Hospital, Remarketed Series 2006:
895	5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	920,561
1,105	5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	A2 (4)	1,145,222
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding
	Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A+	4,735,258
2,550	4.000%, 11/15/36	5/25 at 100.00	A+	2,682,422
10,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	AA–	11,363,500
	Refunding Series 2016MI, 5.000%, 12/01/45 (UB) (5)
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
10	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	10,840
3,240	5.000%, 12/01/39	12/21 at 100.00	AA–	3,464,759
4,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB	4,198,600
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding
	Series 2011-II-A:
2,750	5.375%, 10/15/36	10/21 at 100.00	AA–	2,970,550
8,260	5.375%, 10/15/41	10/21 at 100.00	Aa2	8,930,712
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health
	System, Refunding Series 2009:
5,500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	5,617,370
10,585	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	10,817,870
13,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA–	14,726,064
	Series 2009C, 5.000%, 12/01/48
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	5/19 at 100.00	B2	3,027,155
	Bonds, Series 2008A, 6.875%, 6/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
$ 3,550	5.000%, 12/01/40	12/25 at 100.00	A	$ 4,044,160
3,600	5.000%, 12/01/45	12/25 at 100.00	A	4,082,544
89,585	Total Michigan			96,623,623
	Minnesota – 1.7% (1.1% of Total Investments)
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory
	Academy, Refunding Series 2016A:
155	4.000%, 8/01/36	8/26 at 100.00	BB+	154,800
440	4.000%, 8/01/41	8/26 at 100.00	BB+	426,716
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy	3/25 at 100.00	BB–	2,021,020
	Project, Refunding Series 2015A, 5.000%, 3/01/34
1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	1,842,928
	Series 2015A, 5.500%, 7/01/50
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
9,560	4.250%, 2/15/43	2/28 at 100.00	A–	10,131,115
27,395	4.250%, 2/15/48	2/28 at 100.00	A–	28,940,626
1,410	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	1,437,100
	Series 2016A, 5.000%, 7/01/47
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care	8/20 at 100.00	A2	1,029,950
	Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 –
	AGM Insured
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,
	Series 2016A:
405	5.000%, 4/01/36	4/26 at 100.00	N/R	243,895
605	5.000%, 4/01/46	4/26 at 100.00	N/R	364,325
2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A2	2,642,850
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35
200	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue	4/23 at 100.00	N/R	203,634
	Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc., Series 2015A:
900	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	948,942
2,785	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	3,322,728
3,190	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	3,805,925
54,265	Total Minnesota			57,516,554
	Mississippi – 0.2% (0.1% of Total Investments)
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System	No Opt. Call	A2	6,124,863
	Project, Series 2005, 5.250%, 7/01/24 – AGM Insured
	Missouri – 1.8% (1.1% of Total Investments)
2,960	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales	5/23 at 100.00	A–	3,015,678
	Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
400	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	408,892
1,520	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	1,532,312
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	A1	11,769,150
	2004B-1, 0.000%, 4/15/28 – AMBAC Insured
4,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds,	5/27 at 100.00	BB	4,659,491
	Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
$ 1,575	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	$ 1,565,125
1,055	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	1,057,595
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	2,649,937
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB	1,493,246
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB	2,114,960
7,040	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	7,605,664
	CoxHealth, Series 2013A, 5.000%, 11/15/48
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/22 at 100.00	A1	2,392,875
	Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43
1,010	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax	5/21 at 100.00	N/R	1,016,919
	Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30
405	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	440,093
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
1,550	5.000%, 12/01/35	12/25 at 100.00	N/R	1,628,786
455	5.125%, 12/01/45	12/25 at 100.00	N/R	477,632
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport,	No Opt. Call	A–	5,358,952
	Series 2005, 5.500%, 7/01/29 – NPFG Insured
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley	No Opt. Call	N/R	9,970,439
	Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured
64,910	Total Missouri			59,157,746
	Montana – 0.1% (0.1% of Total Investments)
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran
	Corporation, Series 2017A:
1,175	5.250%, 5/15/37	5/25 at 102.00	N/R	1,235,477
375	5.250%, 5/15/47	5/25 at 102.00	N/R	391,984
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System	1/21 at 100.00	A2 (4)	3,200,970
	Obligated Group, Series 2011A, 5.750%, 1/01/31 (Pre-refunded 1/01/21) – AGM Insured
4,550	Total Montana			4,828,431
	Nebraska – 1.2% (0.7% of Total Investments)
10,665	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding	No Opt. Call	BBB+	13,415,717
	Crossover Series 2017A, 5.000%, 9/01/42
4,435	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	4,800,355
	5.000%, 9/01/32
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A–	632,438
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A–	2,186,433
2,325	5.000%, 11/01/48	11/25 at 100.00	A–	2,529,553
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A–	4,214,630
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
3,980	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/27 at 100.00	AA+	4,108,753
	2018C, 3.750%, 9/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 6,800	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional	2/27 at 100.00	BBB+	$ 7,436,004
	West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/01/37
34,885	Total Nebraska			39,323,883
	Nevada – 2.3% (1.5% of Total Investments)
5,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%,	7/19 at 100.00	Aa3	5,378,623
	7/01/26 – AGM Insured
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran
	International Airport, Series 2010A:
24,020	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	Aa3	24,512,410
14,515	5.250%, 7/01/42	1/20 at 100.00	A+	14,803,703
410	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	432,156
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
22,710	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A+	23,907,044
	Bonds, Series 2018B, 4.000%, 7/01/49
1,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement	6/21 at 100.00	N/R	937,450
	District, Series 2016, 4.375%, 6/15/35, 144A
500	Nevada State Director of the Department of Business and Industry, Charter School Revenue	7/25 at 100.00	BB+	530,015
	Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/37, 144A
1,140	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series	6/19 at 100.00	BB	1,141,893
	2006, 5.000%, 10/01/25 – NPFG Insured
4,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	4,215,600
	Transpiration Rail Access Corridor Project, Series 2018A, 4.000%, 6/01/43
5,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds,	7/38 at 31.26	N/R	622,100
	ReTrac-Reno Transpiration Rail Access Corridor Project, Series 2018C, 0.010%, 7/01/58, 144A
78,645	Total Nevada			76,480,994
	New Hampshire – 0.3% (0.2% of Total Investments)
5,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta	7/23 at 100.00	B	5,066,800
	Project, Refunding Series 2018B, 4.625%, 11/01/42, 144A
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated	10/19 at 100.00	Baa1 (4)	5,092,650
	Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at	10/26 at 100.00	BBB+	539,240
	Hanover, Series 2016, 5.000%, 10/01/40
10,500	Total New Hampshire			10,698,690
	New Jersey – 6.2% (3.9% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Refunding Series 2016BBB:
34,310	5.500%, 6/15/29	12/26 at 100.00	BBB+	39,921,400
2,110	5.500%, 6/15/30	12/26 at 100.00	BBB+	2,439,181
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2005N-1:
6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	BBB+	7,881,507
5,000	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	6,157,950
11,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	BBB+	13,019,461
	2015WW, 5.250%, 6/15/40
2,335	New Jersey Economic Development Authority, School Facilities Construction Financing	9/22 at 100.00	BBB+	2,527,334
	Program Bonds, Series 2012K-K, 5.000%, 3/01/23
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	640,230
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/19 at 100.00	BB+	1,504,410
	Peters University Hospital, Series 2007, 5.750%, 7/01/37

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 3,310	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health,	7/24 at 100.00	A–	$ 3,710,841
	Refunding Series 2014A, 5.000%, 7/01/44
2,015	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	1,591,306
	Appreciation Series 2010A, 0.000%, 12/15/26
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	2,259,693
	Series 2006A, 5.250%, 12/15/20
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	11,965,800
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
9,940	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/21 at 100.00	BBB+	10,285,017
	2011B, 5.000%, 6/15/42
20,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/24 at 100.00	BBB+	21,295,306
	2014AA, 5.000%, 6/15/44
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
13,680	4.750%, 6/15/38	6/25 at 100.00	BBB+	14,455,656
5,245	5.250%, 6/15/41	6/25 at 100.00	BBB+	5,704,095
8,230	5.000%, 6/15/45	6/25 at 100.00	BBB+	8,808,404
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%,	No Opt. Call	A2	40,152,744
	1/01/26 – AGM Insured
120	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	N/R (4)	166,810
	11.030%, 1/01/43, 144A (Pre-refunded 7/01/22) (IF) (5)
80	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	AA+	111,206
	11.030%, 1/01/43, 144A (IF) (5)
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L,	5/23 at 100.00	A+	1,255,878
	5.000%, 5/01/43
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	3,360,690
	Bonds, Series 2018A, 5.250%, 6/01/46
3,410	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB	3,561,677
	Bonds, Series 2018B, 5.000%, 6/01/46
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation	No Opt. Call	A2	1,584,562
	Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured
191,565	Total New Jersey			204,361,158
	New York – 5.1% (3.2% of Total Investments)
12,060	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	13,224,634
	Medicine, Inc., Series 2015, 5.500%, 9/01/45, 144A
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	Baa2	2,531,588
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
9,700	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	No Opt. Call	AAA	13,832,006
	2017A, 5.000%, 10/01/47 (UB) (5)
4,070	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	4,582,006
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	AA	7,484,522
	Cornell University, Series 2010A, 5.000%, 7/01/35
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2015:
2,700	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	2,974,455
5,600	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	6,149,976
2,695	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/27 at 100.00	N/R	2,761,108
	Academy Charter School Project, Series 2017A, 6.240%, 2/01/47
2,965	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The	2/28 at 100.00	N/R	3,147,348
	Academy Charter School Project, Series 2018A, 6.760%, 2/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
$ 105	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	$ 111,873
2,295	5.250%, 2/15/47	2/21 at 100.00	AA–	2,428,753
325	5.750%, 2/15/47	2/21 at 100.00	AA–	347,048
525	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	563,971
6,075	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A– (4)	6,489,315
	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A–	10,813,500
	5.000%, 9/01/42
4,315	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	4,588,053
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic	7/24 at 100.00	Baa1	1,106,500
	Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31
1,690	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	6/19 at 100.00	B–	1,619,628
	Bonds, Series 2006A-3, 5.000%, 6/01/35
4,050	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	6/19 at 100.00	A3	4,070,290
	Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
11,570	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	13,184,709
	General Resolution Revenue Bonds, Fiscal 2016 Series BB-1, 5.000%, 6/15/46 (UB) (5)
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 –	6/19 at 100.00	AA	5,014
	FGIC Insured
28,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	30,817,497
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
6,500	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 211,	4/27 at 100.00	Aa1	6,674,460
	3.750%, 10/01/43
5,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (4)	6,238,370
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB+	9,023,755
3,155	6.000%, 12/01/36	12/20 at 100.00	BBB+	3,341,019
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
5,000	5.000%, 6/01/45	6/27 at 100.00	B+	4,907,600
5,360	5.000%, 6/01/48	6/27 at 100.00	N/R	5,246,100
154,055	Total New York			168,265,098
	North Carolina – 0.7% (0.5% of Total Investments)
1,255	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/19 at 100.00	N/R (4)	1,258,351
	University Health System, Series 2009A, 5.000%, 6/01/39 (Pre-refunded 6/01/19)
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	AA	10,831,700
	University Health System, Series 2012A, 5.000%, 6/01/42
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant	6/22 at 100.00	A+	5,064,806
	Health, Refunding Series 2012A, 5.000%, 6/01/36
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A2	2,325,074
	Refunding Series 2012A, 5.000%, 10/01/38
2,150	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	7/27 at 100.00	N/R	2,255,587
	Bonds, Aldersgate United Retirement Community Inc., Refunding Series 2017A, 5.000%, 7/01/47
1,690	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB–	1,844,584
	5.000%, 7/01/54
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009, 6.000%,	6/19 at 100.00	A2 (4)	541,917
	6/01/34 (Pre-refunded 6/01/19) – AGC Insured
22,500	Total North Carolina			24,122,019

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 2.2% (1.4% of Total Investments)
$ 9,950	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health	2/28 at 100.00	A–	$ 10,396,357
	Obligated Group, Series 2018B, 4.250%, 2/15/48
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	Baa1	7,471,100
3,000	5.000%, 12/01/32	12/21 at 100.00	Baa1	3,180,930
2,245	5.000%, 12/01/35	12/21 at 100.00	Baa1	2,372,471
4,525	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa1	5,108,906
	Obligated Group, Series 2017A, 5.000%, 12/01/42
1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	1,040,900
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
10,000	5.000%, 6/01/38	6/28 at 100.00	BBB–	11,105,600
28,000	5.000%, 6/01/53	6/28 at 100.00	BBB–	30,442,720
1,085	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds,	No Opt. Call	B	1,109,109
	Series 2012A, 5.000%, 3/01/21
2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	1,014,000
	Project, Series 2013, 7.750%, 9/01/38 (6)
69,340	Total North Dakota			73,242,093
	Ohio – 10.7% (6.7% of Total Investments)
4,185	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	A1	4,457,151
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,
	Refunding and Improvement Series 2012A:
2,740	4.000%, 5/01/33	5/22 at 100.00	A2	2,827,790
1,930	5.000%, 5/01/33	5/22 at 100.00	A2	2,075,908
3,405	5.000%, 5/01/42	5/22 at 100.00	A2	3,621,762
100,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	5/19 at 8.78	N/R	2,369,000
	Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
37,010	5.125%, 6/01/24	5/19 at 100.00	Caa3	34,790,510
15,795	5.375%, 6/01/24	5/19 at 100.00	Caa3	14,983,295
20,570	5.875%, 6/01/30	5/19 at 100.00	Caa3	19,695,775
26,915	5.750%, 6/01/34	5/19 at 100.00	Caa3	25,550,948
2,715	6.000%, 6/01/42	5/19 at 100.00	B–	2,675,633
22,970	5.875%, 6/01/47	5/19 at 100.00	B–	21,821,959
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	Caa1	9,871,600
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,000	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior	1/24 at 104.00	N/R	1,048,400
	Series 2017A-1, 6.250%, 1/15/34, 144A
	Centerville, Ohio Health Care Improvement Revenue Bonds, Graceworks Lutheran Services,
	Refunding & Improvement Series 2017:
2,750	5.250%, 11/01/37	11/27 at 100.00	N/R	2,952,538
3,200	5.250%, 11/01/47	11/27 at 100.00	N/R	3,379,488
	Cleveland Heights-University Heights City School District, Ohio, General Obligation
	Bonds, School Improvement Series 2014:
3,345	5.000%, 12/01/51	6/23 at 100.00	A1	3,638,357
4,965	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	5,606,130
5,000	County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group,	11/28 at 100.00	Baa1	5,618,700
	Series 2018A, 5.250%, 11/15/48
37,150	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series	6/24 at 100.00	A1	38,474,026
	2014, 4.375%, 12/01/44 (UB) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 7,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	$ 8,415,470
	Improvement Series 2012A, 5.000%, 11/01/42
4,190	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017A,	12/27 at 100.00	AA–	4,126,521
	3.250%, 12/01/42
6,425	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	Aa3	7,040,836
	Series 2013A, 5.000%, 1/01/38 (UB) (5)
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
390	11.532%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	538,387
1,750	11.594%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	2,420,583
625	11.599%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	864,625
1,250	11.599%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	1,729,250
1,725	11.599%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	2,386,365
2,000	11.599%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	AA	2,766,800
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (4)	3,195,426
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
	Middletown City School District, Butler County, Ohio, General Obligation Bonds,
	Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,366,464
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,558,800
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	12,529,320
	Obligated Group Project, Series 2013, 5.000%, 2/15/48
8,500	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	7,756,250
	FirstEnergy Generation Corporation Project, Series 2009A, 0.000%, 8/01/20 (6)
1,050	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	958,125
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 0.000%, 3/01/23 (6)
2,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,843,250
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33
	(Mandatory Put 6/01/20) (6)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	912,500
	FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 0.000%, 1/01/34 (6)
20,765	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	20,765,000
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (6)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	5,408,322
	Series 2013A-1, 5.000%, 2/15/48
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	1,309,961
	Convertible Series 2013A-3, 5.800%, 2/15/36
1,130	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	1,031,125
	Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33 (6)
20,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	20,405,000
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (6)
20,480	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	20,480,000
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (6)
1,610	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	1,469,125
	Nuclear Generating Corporation Project, Series 2010C, 0.000%, 6/01/33 (6)
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
1,095	5.750%, 12/01/32	12/22 at 100.00	BB–	1,181,461
870	6.000%, 12/01/42	12/22 at 100.00	BB–	926,185
1,615	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project,	1/24 at 104.00	N/R	1,680,617
	Series 2016A-1, 6.125%, 1/15/34, 144A

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	$ 1,393,015
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America	1/20 at 100.00	A1	2,040,120
	Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured
447,220	Total Ohio			353,957,873
	Oklahoma – 0.7% (0.4% of Total Investments)
1,350	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R	1,518,561
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A1 (4)	3,638,180
	(Pre-refunded 6/01/20)
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2011:
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,598,250
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,076,510
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
5,290	5.500%, 8/15/52	8/28 at 100.00	BB+	6,092,017
5,530	5.500%, 8/15/57	8/28 at 100.00	BB+	6,347,057
2,340	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	2,603,016
	Montereau, Inc. Project, Refunding Series 2017, 5.250%, 11/15/45
20,510	Total Oklahoma			22,873,591
	Oregon – 0.2% (0.1% of Total Investments)
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South
	Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	1,074,560
800	5.500%, 10/01/49	10/24 at 100.00	N/R	861,496
	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A:
555	5.250%, 4/01/31	4/21 at 100.00	Aa2	591,053
3,445	5.250%, 4/01/31 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	3,674,299
5,800	Total Oregon			6,201,408
	Pennsylvania – 8.3% (5.2% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
170	6.750%, 11/01/24	11/19 at 100.00	B	172,212
195	6.875%, 5/01/30	11/19 at 100.00	B	196,449
17,880	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	18,607,895
	Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University	8/19 at 100.00	A+	2,019,260
	of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39
3,335	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series	12/20 at 100.00	A1	3,486,176
	2010, 5.000%, 6/01/40 – AGM Insured
2,540	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	2,741,244
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
1,245	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,136,063
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35
	(Mandatory Put 7/01/21) (6)
7,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	7,750,000
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	Put 4/01/21) (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
$ 13,235	4.375%, 1/01/35 (Mandatory Put 7/01/22) (6)	No Opt. Call	N/R	$ 13,235,000
3,145	3.500%, 4/01/41 (Mandatory Put 6/01/20) (6)	No Opt. Call	N/R	2,869,813
1,240	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,131,500
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (6)
14,820	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	A3	16,670,277
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane
	Charter School Project, Series 2016:
2,410	5.125%, 3/15/36	3/27 at 100.00	BBB–	2,670,256
6,420	5.125%, 3/15/46	3/27 at 100.00	BBB–	6,979,952
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System
	Revenue Bonds, Jefferson Health System, Series 2010A:
1,580	5.000%, 5/15/40	5/20 at 100.00	AA	1,620,606
4,435	5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	4,587,431
10,850	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A1	11,557,529
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured (UB) (5)
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/25 at 100.00	BBB+	1,104,210
	Social Ministries Project, Series 2015, 5.000%, 1/01/29
7,665	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A+	8,158,549
	Health System Project, Series 2012A, 5.000%, 6/01/42
8,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series	1/20 at 100.00	AA (4)	8,950,200
	2010E, 5.000%, 1/01/40 (Pre-refunded 1/01/20) – AGM Insured
3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands	1/28 at 100.00	A–	3,403,890
	Healthcare, Series 2018, 5.000%, 7/15/48
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes	7/25 at 100.00	BBB–	1,319,725
	Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45
1,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown	12/23 at 100.00	A	1,670,415
	Concession, Series 2013A, 5.125%, 12/01/47
	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage
	Revenue Bonds, New Regional Medical Center Project, Series 2010:
7,970	5.250%, 8/01/33 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	8,322,513
5,295	5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	5,537,352
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
10,480	5.250%, 1/15/45	1/25 at 100.00	Ba1	11,453,173
1,200	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,312,860
11,810	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B3	12,085,763
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
13,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Series 2018A,	12/28 at 100.00	Aa3	16,136,145
	5.250%, 12/01/44
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	4,155,824
	5.000%, 12/01/45
6,450	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2018A-2,	12/28 at 100.00	A1	7,580,491
	5.000%, 12/01/43
11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	13,774,640
	6.250%, 6/01/33 – AGM Insured
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	16,657,350
	5.000%, 12/01/45

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 10,305	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	$ 11,086,325
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A,
	5.625%, 7/01/42
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	A2	5,161,000
17,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	A2	18,404,599
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel	8/20 at 100.00	A2	7,295,505
	Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGM Insured
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax	8/20 at 100.00	A1	5,363,683
	Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	1,229,580
1,000	5.500%, 12/01/35 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	1,099,260
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	BB+	5,918,075
	Series 2012B, 4.000%, 1/01/33
256,130	Total Pennsylvania			274,612,790
	Puerto Rico – 1.4% (0.9% of Total Investments)
43,786	Cofina Class 2 Trust Tax-Exempt Class 2047 Unit Exchanged From Cusip 74529JAN5,	No Opt. Call	N/R	11,774,396
	0.010%, 8/01/47
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
1,715	6.000%, 7/01/38	6/19 at 100.00	C	1,721,431
8,645	6.000%, 7/01/44	6/19 at 100.00	C	8,677,419
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
2,200	5.125%, 7/01/37	7/22 at 100.00	C	2,169,750
4,455	5.250%, 7/01/42	7/22 at 100.00	C	4,438,294
6,000	6.000%, 7/01/47	7/22 at 100.00	C	6,052,500
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J,	6/19 at 100.00	Baa2	595,316
	5.000%, 7/01/29 – NPFG Insured
59,516	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	11,499,130
	Series 2007A Sr. Bond, 0.010%, 8/01/54
126,907	Total Puerto Rico			46,928,236
	Rhode Island – 0.9% (0.6% of Total Investments)
1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (4)	1,177,850
	England Health System, Series 2013A, 6.000%, 9/01/33 (Pre-refunded 9/01/23)
292,435	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	5/19 at 14.18	CCC+	30,076,940
	Bonds, Series 2007A, 0.000%, 6/01/52
293,435	Total Rhode Island			31,254,790
	South Carolina – 2.9% (1.8% of Total Investments)
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	A–	5,348,804
	0.000%, 1/01/31 – AMBAC Insured
2,705	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina,	4/21 at 100.00	A2 (4)	2,890,320
	Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%,
	4/01/44 (Pre-refunded 4/01/21) – AGC Insured
	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds,
	Lutheran Homes of South Carolina Inc., Refunding Series 2017B:
1,000	5.000%, 5/01/37	5/23 at 104.00	N/R	1,062,240
750	5.000%, 5/01/42	5/23 at 104.00	N/R	785,213
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (4)	1,384,337
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
4,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma	5/28 at 100.00	A	4,541,960
	Health Obligated Group, Series 2018A, 5.000%, 5/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &
	Improvement Series 2015A:
$ 11,170	5.000%, 12/01/50	6/25 at 100.00	A–	$ 12,360,834
34,000	5.000%, 12/01/50 (UB) (5)	6/25 at 100.00	A–	37,624,740
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	5,507,350
	Series 2014C, 5.000%, 12/01/46
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	1,429,917
	2013A, 5.125%, 12/01/43
10,285	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A+	11,426,429
	2014A, 5.500%, 12/01/54
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Refunding	4/22 at 100.00	A3	10,917,172
	Revenue Bonds, Series 2012A, 5.000%, 4/15/32
89,320	Total South Carolina			95,279,316
	South Dakota – 0.8% (0.5% of Total Investments)
15,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	16,932,000
	Refunding Series 2017, 5.000%, 7/01/46
3,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	A1	4,317,966
	Health, Refunding Series 2017, 5.000%, 9/01/40 – Insured
4,350	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/21 at 100.00	A1	4,573,329
	Series 2012A, 5.000%, 7/01/42
23,115	Total South Dakota			25,823,295
	Tennessee – 1.0% (0.7% of Total Investments)
12,895	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+	13,865,607
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45
1,850	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa2	2,018,276
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39
2,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	2/29 at 100.00	A	2,082,480
	Bonds, East Tennessee Children’s Hospital, Series 2019, 4.000%, 11/15/48
2,645	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board,	7/27 at 100.00	N/R	2,846,337
	Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A,
	5.500%, 7/01/37
3,560	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	2,836,537
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A,
	5.500%, 6/15/37, 144A – Insured (6)
10,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds,	6/27 at 100.00	N/R	10,943,400
	Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%, 6/01/47, 144A
32,950	Total Tennessee			34,592,637
	Texas – 11.8% (7.5% of Total Investments)
735	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside	8/21 at 100.00	BB+	739,807
	Schools, Series 2016A, 4.375%, 8/15/36
3,685	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,796,176
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
3,160	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	3,257,233
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
5,480	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A,	11/25 at 100.00	Aa3	6,224,074
	5.000%, 11/15/45 (UB) (5)
6,685	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series	8/19 at 100.00	A–	6,753,855
	2010, 5.500%, 8/15/49 – AGM Insured
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage	12/25 at 100.00	BB	2,616,975
	Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,410	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	$ 2,432,847
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
4,300	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	4,339,259
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40
400	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District	9/24 at 100.00	N/R	415,904
	Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,500	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	1,597,935
1,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	1,824,865
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1	15,188,845
	5.000%, 1/01/45
6,375	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016,	1/26 at 100.00	Baa1	6,301,114
	3.375%, 1/01/41
1,035	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	No Opt. Call	BBB+	1,057,522
	Public Schools, Series 2012, 3.750%, 8/15/22
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	770,523
685	4.400%, 12/01/47	12/22 at 100.00	BBB–	689,713
4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift	6/25 at 100.00	BBB–	4,296,480
	Education Charter School, Series 2015A, 5.000%, 12/01/45
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
715	5.750%, 9/01/28	9/23 at 103.00	N/R	699,313
770	6.500%, 9/01/46	9/23 at 103.00	N/R	743,250
11,735	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A+	12,485,688
	Improvement Series 2012C, 5.000%, 11/01/45
2,520	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/23 at 100.00	N/R	2,858,360
	2013A, 6.375%, 9/01/42
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	432,568
	2014A, 5.250%, 9/01/44
1,255	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	1,290,805
	Inc. Project, Series 2012A RMKT, 4.750%, 5/01/38
8,920	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	9,162,713
	Inc. Project, Series 2012B, 4.750%, 11/01/42
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
20,000	5.250%, 10/01/51	10/23 at 100.00	AA	22,293,200
10,000	5.000%, 4/01/53 (UB) (5)	10/23 at 100.00	AA	10,808,400
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA+	7,239,381
	Option Bond Trust 2015-XF0228, 11.720%, 11/01/44, 144A (IF) (5)
4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	4,769,557
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	11/21 at 100.00	AAA	1,869,867
	Tender Option Bond Trust 2016-XG0054, 9.414%, 11/01/41, 144A (IF) (5)
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond	No Opt. Call	AAA	8,116,589
	Trust 2015-XF0074, 9.903%, 8/15/32, 144A (IF)
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 44.13	A2	1,716,480
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/48
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	A–	6,649,620
	Series 2014A, 5.000%, 11/15/53

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
$ 1,940	0.000%, 11/15/34 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 55.69	Baa2 (4)	$ 965,577
14,055	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	6,467,830
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP,	8/25 at 100.00	AAA	5,223,600
	Inc., Refunding Series 2015, 4.000%, 8/15/44
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,499,184
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	A2	3,993,338
4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015,	9/24 at 100.00	A	5,219,175
	5.000%, 9/01/40
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (4)	23,929,030
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A+	7,115,601
	Refunding Series 2012A, 5.000%, 8/01/46
3,500	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B, 5.000%, 8/15/43	8/19 at 100.00	BBB+	3,508,890
940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A–	1,066,402
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/30
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	1,127,640
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095	5.750%, 12/01/33	12/25 at 100.00	B1	3,329,013
3,125	6.125%, 12/01/38	12/25 at 100.00	B1	3,372,437
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
1,900	5.000%, 9/15/43	9/25 at 100.00	BBB–	2,071,551
1,785	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,942,348
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility
	Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
2,335	5.000%, 11/01/46	11/23 at 103.00	BBB–	2,440,332
6,015	5.000%, 11/01/51	11/23 at 103.00	BBB–	6,266,728
745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	1/25 at 100.00	N/R	791,011
	Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43
210	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	B1	205,096
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	4,741,642
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured
820	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	827,118
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing
	Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, LLC – Tarleton State
	University Project, Series 2014A:
1,000	5.000%, 4/01/34	4/24 at 100.00	BBB–	1,063,900
2,200	5.000%, 4/01/39	4/24 at 100.00	BBB–	2,315,236
1,600	5.000%, 4/01/46	4/24 at 100.00	BBB–	1,675,040
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	Baa3	5,704,981
	Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project,
	Series 2014A, 5.000%, 4/01/39
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	3,461,371
	12/15/36 – AGM Insured

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
$ 2,590	7.000%, 9/01/43 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	$ 3,050,865
3,910	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	5,024,389
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	6,720,460
	5.000%, 1/01/40
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	2,251,360
	2015A, 5.000%, 1/01/38
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba2	633,314
	2014A, 5.125%, 2/01/39
1,000	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	Baa2	1,014,790
	Edwards University Project, Series 2016, 4.000%, 6/01/41
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	11/21 at 100.00	AA–	2,575,663
	Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30
1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A	2,075,158
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	225,485
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	2,805,460
17,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	19,984,180
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB) (5)
4,300	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue	2/25 at 100.00	Baa3	4,330,014
	Bonds, NRG Energy, Inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45
4,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	4,235,800
	Series 2018A, 4.250%, 9/01/43
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	BBB	2,741,075
2,500	5.000%, 12/15/29	12/22 at 100.00	BBB	2,721,100
4,355	5.000%, 12/15/30	12/22 at 100.00	BBB	4,726,133
2,975	5.000%, 12/15/32	12/22 at 100.00	BBB	3,214,636
3,150	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/22 at 100.00	A–	3,376,863
	Tier Refunding Series 2012A, 5.000%, 8/15/41
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First
	Tier Refunding Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A–	5,570,064
10,000	0.000%, 8/15/37	8/24 at 56.94	A–	4,705,300
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second
	Tier Refunding Series 2015C:
5,000	5.000%, 8/15/37	8/24 at 100.00	BBB	5,540,750
31,810	5.000%, 8/15/42	8/24 at 100.00	BBB	35,010,404
7,500	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	8,493,900
	Series 2019A, 5.000%, 8/01/57
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	3,808,860
	2002A, 0.000%, 8/15/25 – AMBAC Insured
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue	11/19 at 100.00	AA–	1,876,230
	Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured
381,415	Total Texas			392,475,242

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 2.0% (1.3% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,
	Series 2015:
$ 1,200	5.300%, 3/01/35, 144A	3/25 at 100.00	N/R	$ 1,224,012
1,085	5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	1,111,431
11,380	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads	1/28 at 100.00	AA	13,777,766
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.500%, 7/01/57
14,945	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	15,855,001
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	13,997,720
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	13,005,200
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
2,000	Peninsula Town Center Community Development Authority, Virginia, Special Obligation	9/27 at 100.00	N/R	2,114,260
	Bonds, Refunding Series 2018, 5.000%, 9/01/45, 144A
	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion
	Health System Obligated Group, Series 2005B:
15	5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	A1 (4)	15,577
985	5.000%, 7/01/38	7/20 at 100.00	A1	1,013,801
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount	7/25 at 100.00	BB+	1,072,150
	University Project, Green Series 2015B, 5.250%, 7/01/35, 144A
2,050	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue	4/28 at 112.76	N/R	2,414,920
	Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A,
	8.375%, 4/01/41, 144A
55,660	Total Virginia			65,601,838
	Washington – 1.6% (1.0% of Total Investments)
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	5,738,550
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (5)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of	6/19 at 100.00	AA	3,761,813
	Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)
5,750	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2	6,023,930
	Research Center, Series 2011A, 5.625%, 1/01/35
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	1,766,500
	Services, Tender Option Bond Trust 2015-XF0148, 11.172%, 10/01/44, 144A (IF) (5)
6,565	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	7,133,266
	Series 2012A, 5.000%, 10/01/42
	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A:
5,450	5.000%, 1/01/46, 144A	1/25 at 102.00	BB+	5,821,254
3,650	5.000%, 1/01/51, 144A	1/25 at 102.00	BB+	3,886,192
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	17,465,475
	0.000%, 6/01/28 – NPFG Insured (UB) (5)
52,925	Total Washington			51,596,980
	West Virginia – 1.7% (1.1% of Total Investments)
1,900	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	6/27 at 100.00	N/R	1,979,097
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.500%, 6/01/37, 144A
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A,	6/20 at 100.00	A1 (4)	10,375,600
	5.000%, 6/15/40 (Pre-refunded 6/15/20)
40,855	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	45,338,836
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
52,755	Total West Virginia			57,693,533

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 4.2% (2.6% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter
	Academy, North Carolina, Series 2016A:
$ 1,750	5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	$ 1,783,985
305	5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	308,529
500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	506,140
	School Bonds, North Carolina, Series 2017A, 5.125%, 6/15/47, 144A
1,480	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	1,462,640
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A
6,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy	6/24 at 100.00	N/R	5,942,460
	Charter School, North Carolina, Series 2017A, 5.625%, 6/15/37, 144A
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter
	Academy, North Carolina, Series 2017A:
1,000	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	981,390
1,790	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	1,744,265
35,100	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	41,076,828
	Dream @ Meadowlands Project, Series 2017, 7.000%, 12/01/50, 144A
1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	1,844,466
	Senior Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,
	Series 2017A:
1,730	5.000%, 12/01/27	No Opt. Call	BBB–	1,886,894
1,815	5.200%, 12/01/37	12/27 at 100.00	BBB–	2,019,805
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
4,050	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	4,342,653
1,575	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	1,678,714
2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	Baa3	2,558,150
	Refunding Series 2016C, 4.050%, 11/01/30
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, American Baptist	8/24 at 103.00	N/R	1,059,510
	Homes of the Midwest Obligated Group, Refunding Series 2017, 5.000%, 8/01/37
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	7/21 at 100.00	Aa3 (4)	9,079,949
	Care, Inc., Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	4/23 at 100.00	Aa3 (4)	2,830,075
	Care, Inc., Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/01/23)
6,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health	10/22 at 100.00	AA–	7,087,306
	Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
3,495	4.500%, 2/15/40	2/22 at 100.00	A–	3,599,955
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,546,761
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc., Series 2012:
11,000	5.000%, 6/01/32	6/22 at 100.00	A3	11,758,670
1,500	5.000%, 6/01/39	6/22 at 100.00	A3	1,588,845
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,	5/21 at 100.00	N/R (4)	1,350,287
	Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)
1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education	6/26 at 100.00	N/R	1,515,264
	Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial	7/24 at 100.00	A	1,098,580
	Hospital, Inc., Series 2014A, 5.000%, 7/01/34
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s
	Communities Inc., Series 2015B:
550	5.000%, 9/15/37	9/22 at 100.00	BBB–	569,783
1,350	5.000%, 9/15/45	9/22 at 100.00	BBB–	1,389,096

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars	8/23 at 100.00	A	$ 1,084,880
	Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills
	Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,677,732
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,869,927
16,190	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	A1	17,211,913
	Lutheran, Series 2011A, 5.250%, 10/15/39
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson
	Hollow Project Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,067,200
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,606,755
126,985	Total Wisconsin			138,129,407
	Wyoming – 0.1% (0.1% of Total Investments)
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	7/19 at 100.00	A	2,050,853
	Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John’s Medical
	Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	A–	1,070,410
1,000	6.000%, 12/01/36	12/21 at 100.00	A–	1,080,310
4,035	Total Wyoming			4,201,573
$ 5,731,740	Total Municipal Bonds (cost $4,835,681,756)			5,245,327,574

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$ 1,204	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 800,395
344	Las Vegas Monorail Company, Senior Interest Bonds (6), (7), (8)	5.500%	7/15/55	N/R	171,685
$ 1,548	Total Corporate Bonds (cost $56,563)				972,080
	Total Long-Term Investments (cost $4,835,738,319)				5,246,299,654

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.2% (0.1% of Total Investments)
	Maryland – 0.2% (0.1% of Total Investments)
$ 5,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland,	6/19 at 100.00	Aaa	$ 5,000,000
	General Obligation Bonds, Multi-Modal Bond Anticipation Notes, Series 2015A-2,
	1.400%, 6/01/23 (9)
$ 5,000	Total Short-Term Investments (cost $5,000,000)			5,000,000
	Total Investments (cost $4,840,738,319) –158.1%			5,251,299,654
	Floating Rate Obligations – (5.6)%			(185,090,000)
	MuniFund Preferred Shares, net of deferred offering costs – (12.2)% (10)			(403,709,366)
	Variable Rate Demand Preferred Shares, net of deferred offering cost – (42.4)% (11)			(1,407,806,096)
	Other Assets Less Liabilities – 2.1%			66,533,236
	Net Assets Applicable to Common Shares–100%			$ 3,321,227,428

NVG	Nuveen AMT-Free Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 7.7%.
(11)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 26.8%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 159.2% (99.8% of Total Investments)
	Alabama – 1.4% (0.9% of Total Investments)
$ 8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	$ 9,078,637
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
8,100	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds,	7/19 at 100.00	N/R (4)	8,688,384
	Daughters of Charity National Health System – Providence Hospital and St Vincent’s Hospital,
	Series 1995, 5.000%, 11/01/25 (ETM)
5,835	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	7,503,868
	5.000%, 9/01/46
2,375	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds,	5/20 at 100.00	BBB	2,461,949
	International Paper Company Project, Series 2010A, 5.800%, 5/01/34
	Tuscaloosa County Industrial Development Authority, Florida, Gulf Opportunity Zone
	Bonds, Hunt Refining Project, Refunding Series 2019A:
2,145	4.500%, 5/01/32, 144A (WI/DD, Settling 5/16/19)	5/29 at 100.00	N/R	2,263,876
2,545	5.250%, 5/01/44, 144A (WI/DD, Settling 5/16/19)	5/29 at 100.00	N/R	2,730,607
29,585	Total Alabama			32,727,321
	Alaska – 0.6% (0.4% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	1,081,320
2,950	5.000%, 1/01/33 (AMT)	7/25 at 100.00	Baa2	3,169,598
2,900	5.000%, 1/01/34 (AMT)	7/25 at 100.00	Baa2	3,107,611
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
100	4.625%, 6/01/23	5/19 at 100.00	A3	100,028
7,010	5.000%, 6/01/46	5/19 at 100.00	B3	6,861,108
13,960	Total Alaska			14,319,665
	Arizona – 2.8% (1.7% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,366,586
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	3,115,818
	Project, Refunding Series 2014A, 5.000%, 12/01/39
2,930	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds,	7/19 at 101.00	N/R	2,919,745
	Legacy Traditional School Southwest Las Vegas Nevada Campus, Series 2018,
	5.250%, 7/01/22, 144A
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility	7/22 at 100.00	A	11,130,086
	Project, Refunding Senior Series 2012A, 5.000%, 7/01/30
2,300	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds,	7/27 at 100.00	N/R	2,359,984
	Series 2017A, 7.000%, 7/01/41, 144A
3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds,	7/25 at 100.00	N/R	3,310,043
	Series 2015, 5.000%, 7/15/39, 144A
1,750	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	2,000,617
	HonorHealth, Series 2019A, 5.000%, 9/01/42
4,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/20 at 100.00	A+ (4)	4,675,635
	Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
4,360	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/19 at 101.00	N/R	4,317,839
	Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A,
	4.000%, 7/01/22, 144A

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 3,065	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/19 at 101.00	N/R	$ 3,035,331
	Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B,
	4.000%, 7/01/22, 144A
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa
	Project, Series 2012:
400	5.000%, 7/01/27 (AMT)	7/22 at 100.00	A1	432,588
950	5.000%, 7/01/32 (AMT)	7/22 at 100.00	A1	1,021,981
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and
	Refunding Bonds, Edkey Charter Schools Project, Series 2013:
335	6.000%, 7/01/33	7/20 at 102.00	BB–	333,409
365	6.000%, 7/01/43	7/20 at 102.00	BB–	350,112
205	6.000%, 7/01/48	7/20 at 102.00	BB–	194,699
1,390	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	1,393,322
	Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
1,790	5.375%, 7/01/46	7/26 at 100.00	BB–	1,585,492
2,140	5.500%, 7/01/51	7/26 at 100.00	BB–	1,890,904
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	612,499
	San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A
2,060	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/28 at 100.00	N/R	2,188,194
	San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A – Insured
865	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah	7/20 at 102.00	BB–	866,713
	Webster Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39
650	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise	6/19 at 100.00	N/R (4)	652,333
	Education Center Project, Series 2010, 6.100%, 6/01/45 (Pre-refunded 6/01/19)
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding	7/21 at 100.00	A+ (4)	3,996,783
	Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)
7,235	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	9,123,480
	Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
59,350	Total Arizona			62,874,193
	California – 24.7% (15.5% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured	5/20 at 100.00	AA– (4)	1,569,765
	Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30 (Pre-refunded 5/15/20)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	A+	1,837,180
	Series 2000B, 0.000%, 8/01/23 – FGIC Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,419,377
	Series 2005B, 0.000%, 8/01/28 – AGM Insured
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A,	3/26 at 100.00	Ba3	554,217
	5.000%, 3/01/41
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds,	11/25 at 100.00	N/R	2,043,773
	Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A3	2,671,141
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A3	3,855,871
1,515	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	1,612,399
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/19 at 100.00	N/R	1,294,974
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
$ 3,280	5.450%, 6/01/28	5/19 at 100.00	B2	$ 3,337,826
13,500	5.600%, 6/01/36	5/19 at 100.00	B2	13,509,315
12,025	5.650%, 6/01/41	5/19 at 100.00	B2	12,032,095
200	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/19 at 100.00	A3	199,992
	Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/19 at 100.00	AA–	3,453,550
	Services, Series 2009B, 5.500%, 10/01/39
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health
	System, Series 2013A:
3,840	5.000%, 7/01/33	7/23 at 100.00	AA–	4,301,722
710	5.000%, 7/01/37	7/23 at 100.00	AA–	788,164
825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa	7/25 at 100.00	BB+	878,039
	Academy Project, Series 2015, 5.375%, 7/01/45, 144A
1,330	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB (4)	1,409,694
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
1,795	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	2,089,254
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019,
	5.000%, 7/01/39, 144A
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College	6/26 at 100.00	N/R	2,062,440
	Prep – Obligated Group, Series 2016, 5.000%, 6/01/51, 144A
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	A+	2,185,720
	California, Various Projects Series 2013A, 5.000%, 3/01/38
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/19 at 100.00	A+ (4)	1,250,097
	Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	3/20 at 100.00	A+ (4)	1,554,300
	Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	10/21 at 100.00	A+	4,841,100
	Series 2011A, 5.125%, 10/01/31
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,000	5.500%, 3/01/40	3/20 at 100.00	AA–	1,028,470
8,500	5.250%, 11/01/40	11/20 at 100.00	AA–	8,905,790
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	3,244,320
10,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	10,973,600
	Linda University Medical Center, Series 2014A, 5.500%, 12/01/54
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,250	5.000%, 12/01/41, 144A	6/26 at 100.00	BB–	2,457,068
17,155	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	18,654,347
24,540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	26,972,159
10,340	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	11,757,821
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist	10/19 at 100.00	BBB+	1,049,055
	Homes of the West, Series 2010, 6.250%, 10/01/39
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/19 at 100.00	CC	982,980
	Charity Health System, Series 2005A, 5.500%, 7/01/39
675	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/19 at 100.00	CC	658,760
	Charity Health System, Series 2005H, 5.750%, 7/01/25
2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	2,486,645
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds,	No Opt. Call	Baa2	6,649,243
	Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Clovis Unified School District, Fresno County, California, General Obligation Bonds,
	Election 2012 Series 2013B:
$ 1,135	5.000%, 8/01/38	8/23 at 100.00	AA	$ 1,272,494
1,865	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	2,130,091
4,000	Coast Community College District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA+	3,778,200
	Series 2005, 0.000%, 8/01/22 – NPFG Insured
3,795	Colton Joint Unified School District, San Bernardino County, California, General	No Opt. Call	A+	2,081,937
	Obligation Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured
2,565	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+ (4)	2,783,256
	Revenue Bonds, Series 1989, 7.750%, 5/01/22 (AMT) (ETM)
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015,	9/25 at 100.00	N/R	1,436,186
	5.000%, 9/01/40
5,000	Escondido Union School District, San Diego County, California, General Obligation Bonds,	8/27 at 100.00	Aa2	5,332,450
	Election 2014 Series 2018B, 4.000%, 8/01/47
2,510	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	1,985,636
	Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 –
	NPFG Insured
3,360	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	2,770,891
	Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 –
	NPFG Insured
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB–	2,312,629
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
3,000	5.800%, 1/15/26	No Opt. Call	Baa3	2,735,730
1,560	5.750%, 1/15/46	1/24 at 100.00	Baa3	1,795,544
3,560	6.000%, 1/15/49	1/24 at 100.00	Baa3	4,167,977
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of	No Opt. Call	AAA	3,399,698
	1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured
5,855	Fremont Union High School District, Santa Clara County, California, General Obligation	8/27 at 100.00	AAA	6,312,685
	Bonds, Refunding Series 2017A, 4.000%, 8/01/46
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B,	No Opt. Call	A+	1,543,318
	0.000%, 8/01/32 – FGIC Insured
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties,	8/21 at 100.00	AA (4)	1,097,510
	California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35
	(Pre-refunded 8/01/21)
8,495	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	9,550,928
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	A1	2,726,866
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured
8,550	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	8,607,542
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	490,800
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B,	7/21 at 100.00	Aaa (4)	7,883,447
	6.125%, 7/15/40 (Pre-refunded 7/15/21)
3,190	Hillsborough City School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	2,664,129
	Bonds, Series 2006B, 0.000%, 9/01/27
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	3,571,700
	Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	1,717,450
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 14,565	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	$ 17,011,192
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Bonds,	1/22 at 100.00	A	2,887,528
	LAXFUEL Corporation at Los Angeles International Airport, Refunding Series 2012,
	4.500%, 1/01/27 (AMT)
540	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	A1 (4)	558,236
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA	2,393,180
	Bonds, Series 2011, 5.875%, 8/01/31
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California,	8/26 at 100.00	A1	1,229,920
	General Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31 – AGM Insured
2,775	Morgan Hill Unified School District, Santa Clara County, California, General Obligation	8/27 at 100.00	Aa1	2,959,510
	Bonds, Election 2012 Series 2017B, 4.000%, 8/01/47
2,335	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A,	10/28 at 100.00	BBB–	2,543,375
	5.000%, 10/01/42, 144A
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
1,030	0.000%, 8/01/28	2/28 at 100.00	Aa1	1,069,964
2,320	6.250%, 8/01/43	8/35 at 100.00	AA	2,108,277
5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	7,997,915
	Series 2009B, 6.500%, 11/01/39
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,
	Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	BBB+	3,979,071
2,200	6.500%, 11/01/39	No Opt. Call	BBB+	3,246,386
	North Orange County Community College District, California, General Obligation Bonds,
	Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA+	6,848,956
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA+	3,598,269
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	A+	9,525,463
	Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R (4)	3,075,270
	2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (4)	612,385
	2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BB+	5,297,280
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	8/30 at 100.00	BB+	15,301,206
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	8/29 at 100.00	BB+	6,620,550
	8/01/38 – AGC Insured
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	1,607,445
	Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	11,240,410
	Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (AMT) (ETM)
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011,	5/21 at 100.00	AA (4)	2,704,800
	5.500%, 5/01/32 (Pre-refunded 5/01/21)
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	10/21 at 100.00	A2	4,285,089
	of Participation, Refunding Series 2011, 6.250%, 10/01/28 – AGM Insured
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	A2	2,617,728
	Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax	6/20 at 100.00	A– (4)	2,106,740
	Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB	$ 225,615
	Series 2013A, 5.750%, 6/01/44
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	BBB+	2,373,295
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	3,941,885
	2011, 7.500%, 12/01/41
165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	180,604
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
3,000	San Diego Community College District, California, General Obligation Bonds, Tender	8/21 at 100.00	Aaa	3,728,700
	Option Bond Trust 2016-XG0053, 9.405%, 8/01/41, 144A (Pre-refunded 8/01/21) (IF) (5)
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/19 at 100.00	AA– (4)	1,903,017
	Bonds, Tender Option Bond Trust 2015-XF0098, 13.375%, 8/01/39, 144A
	(Pre-refunded 8/01/19) (IF)
50,510	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A+	58,765,859
	International Airport, Second Series 2018D, 5.000%, 5/01/48 (AMT)
22,975	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A+	27,039,507
	International Airport, Second Series 2019A, 5.000%, 5/01/49 (AMT)
670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	8/19 at 100.00	A– (4)	678,395
	Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39
	(Pre-refunded 8/01/19)
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	2,996,244
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44	1/25 at 100.00	BBB	7,396,163
3,160	5.000%, 1/15/50	1/25 at 100.00	BBB	3,496,256
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	6,581,623
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
9,750	San Luis Obispo County Community College District, California, General Obligation Bonds,	8/28 at 100.00	AA–	10,499,872
	Series 2018B, 4.000%, 8/01/43
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 34.92	A1	1,641,888
	Refunding Series 2015, 0.000%, 8/01/45
10,000	Santa Monica Community College District, Los Angeles County, California, General	8/28 at 100.00	Aa2	10,784,900
	Obligation Bonds, 2016 Election Series 2018A, 4.000%, 8/01/47
690	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (4)	703,979
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)
5,520	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	5,954,866
	2018, 4.000%, 8/01/42
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
7,500	0.000%, 6/01/36	6/19 at 38.96	N/R	2,819,775
37,555	0.000%, 6/01/47	6/19 at 20.73	N/R	6,967,204
1,820	Southwestern Community College District, San Diego County, California, General	8/27 at 100.00	AA–	1,947,873
	Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/42
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,595	5.000%, 6/01/37	5/19 at 100.00	B2	11,662,715
3,090	5.125%, 6/01/46	5/19 at 100.00	B2	3,093,615
1,800	Walnut Valley Unified School District, Los Angeles County, California, General	No Opt. Call	AA–	1,502,838
	Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured
	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,
	Series 2011B:
4,005	7.300%, 8/01/36 – AGM Insured	8/31 at 100.00	Aa3	3,851,328
3,900	5.625%, 5/01/41 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 100.00	Aa3 (4)	4,265,001

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2 (4)	$ 3,259,440
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
580,290	Total California			564,409,959
	Colorado – 6.4% (4.0% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation	12/20 at 100.00	Aa2 (4)	1,340,337
	Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A3	1,716,795
	2015, 5.000%, 12/01/35 – BAM Insured
1,215	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding	12/21 at 103.00	N/R	1,267,014
	Series 2016A, 5.500%, 12/01/36
	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
775	6.000%, 12/01/37	12/22 at 103.00	N/R	795,685
2,320	6.125%, 12/01/47	12/22 at 103.00	N/R	2,369,509
685	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General	12/22 at 103.00	N/R	689,555
	Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A,
	6.125%, 12/01/47
500	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General	12/20 at 103.00	N/R (4)	544,105
	Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45 (Pre-refunded 12/01/20)
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
770	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	804,173
2,210	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	2,277,339
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB–	717,912
	Refunding Series 2013A, 6.000%, 12/01/38
1,000	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/25 at 100.00	N/R	1,009,450
	Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37
1,240	Colorado City Metropolitan District, Pueblo county, Colorado, Water and Wastewater	12/19 at 100.00	N/R	1,251,383
	Enterprise Revenue Bonds, Refunding & Improvement Series 2012, 4.500%, 12/01/34
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	12/19 at 100.00	AA–	1,011,290
	Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29
1,745	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks	6/19 at 100.00	N/R	1,745,768
	Academy, Series 2006A, 5.400%, 5/01/26
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	6/19 at 100.00	BBB+	9,455,387
	Initiatives, Series 2006A, 4.500%, 9/01/38
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	7/19 at 100.00	BBB+	3,356,444
	Initiatives, Series 2009A, 5.500%, 7/01/34
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+	10,037,645
	Initiatives, Series 2013A, 5.250%, 1/01/45
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	2,202,420
	Colorado Project, Series 2013A, 5.000%, 12/01/36
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	2,059,600
	Series 2012, 4.000%, 12/01/42
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	BBB	645,021
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/25 at 100.00	BBB	3,991,589
	Samaritan Society Project, Series 2013A, 5.000%, 6/01/45
11,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	11,711,485
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
2,105	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax	12/23 at 103.00	N/R	2,274,116
	General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA	$ 2,509,425
	5.000%, 11/15/38
20	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	6/19 at 100.00	AA	20,050
	Revenue Bonds, Series 2009A, 5.000%, 3/01/34
1,945	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%,	8/25 at 100.00	A1	2,227,356
	8/01/36 – BAM Insured
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds,	12/20 at 100.00	BBB+	1,026,240
	Refunding Series 2010, 5.375%, 12/01/40
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds,	12/20 at 103.00	N/R	524,030
	Series 2006, 5.250%, 12/01/30
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B,	11/22 at 100.00	AA–	2,410,232
	5.000%, 11/15/32
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	4,277,550
	2013B, 5.000%, 11/15/43
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado
	Urban Redevelopment Area, Series 2018A:
835	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	863,966
1,310	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,355,444
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation	No Opt. Call	BBB+	4,357,500
	Series 2010A, 0.000%, 9/01/41
8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.010%,	No Opt. Call	BBB+	7,354,175
	9/01/26 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.010%, 9/01/29 – NPFG Insured	No Opt. Call	BBB+	5,593,417
11,100	0.010%, 9/01/31 – NPFG Insured	No Opt. Call	BBB+	7,504,488
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	6,465,800
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 63.99	BBB+	5,030,196
	9/01/28 – NPFG Insured
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds,
	Series 2015:
475	5.500%, 12/01/30	12/22 at 100.00	N/R	507,191
180	5.250%, 12/01/34	12/22 at 100.00	N/R	189,085
500	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	509,630
	General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45
945	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation	12/21 at 103.00	N/R	945,189
	Limited Tax Bonds, Series 2016, 5.125%, 12/01/46
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,164,487
1,000	6.000%, 12/01/38	12/24 at 100.00	N/R	1,030,950
770	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado,	12/21 at 100.00	N/R	776,684
	General Obligation Bonds, Series 2016A, 5.000%, 12/01/46
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
1,590	5.250%, 12/01/36	12/21 at 103.00	N/R	1,589,873
6,130	5.375%, 12/01/46	12/21 at 103.00	N/R	6,128,713
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding	12/21 at 100.00	A–	1,067,040
	Bonds, Series 2011A, 5.000%, 12/01/41
825	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,	12/22 at 103.00	N/R	850,897
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds,
	Refunding Series 2017A, 5.750%, 12/01/47
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	2,059,132
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	A2 (4)	$ 3,227,045
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) –
	AGM Insured
500	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General	12/26 at 100.00	N/R	480,100
	Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45
1,590	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A,	6/20 at 100.00	AA–	1,647,542
	5.375%, 6/01/31
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
4,355	6.000%, 1/15/34	7/20 at 100.00	Baa3	4,520,577
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,454,917
1,020	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General	12/26 at 100.00	N/R	1,036,034
	Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45
525	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	540,193
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
648	Thompson Crossing Metropolitan District No 6 in the Town of Johnstown, Larimer County,	12/20 at 103.00	N/R	658,835
	Colorado, General Obligation Limited Tax Bonds Series 2015A, 6.000%, 12/01/44
55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding	12/26 at 100.00	N/R	58,935
	Series 2016, 5.250%, 12/01/40
105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds,	12/26 at 100.00	N/R	112,513
	Refunding Series 2016, 5.250%, 12/01/40
160,938	Total Colorado			146,349,453
	Connecticut – 0.3% (0.2% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A	1,571,505
	HealthCare, Series 2011A, 5.000%, 7/01/41
5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health	6/26 at 100.00	AA–	5,698,950
	Credit Group, Series 2016CT, 5.000%, 12/01/45
6,500	Total Connecticut			7,270,455
	Florida – 5.6% (3.5% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/20 at 100.00	BBB	1,290,475
	Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB	1,051,059
865	5.000%, 9/01/45	9/23 at 100.00	BBB	904,401
635	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	661,816
	Series 2016A, 5.375%, 11/01/36
255	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	264,552
	Series 2016B, 5.625%, 11/01/35
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue	5/26 at 100.00	N/R	675,700
	Bonds, Series 2016, 4.700%, 5/01/36
3,430	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000,	6/19 at 100.00	Caa1	3,431,543
	7.500%, 11/01/20 (AMT)
5,005	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2009O,	10/19 at 100.00	A+	5,085,030
	5.375%, 10/01/29
1,480	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC	4/23 at 100.00	AA	1,604,853
	Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (AMT)
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments	7/25 at 100.00	CCC+	2,886,118
	Project, Series 2015A, 5.000%, 7/01/50

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment
	Bonds, Area 1 Project, Series 2016A-1:
$ 125	5.250%, 11/01/37	11/28 at 100.00	N/R	$ 129,733
160	5.600%, 11/01/46	11/28 at 100.00	N/R	167,965
145	Creekside at Twin Creeks Community Development District, Florida, Special Assessment	No Opt. Call	N/R	154,090
	Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35
	Downtown Doral Community Development District, Florida, Special Assessment Bonds,
	Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	N/R	572,022
615	5.300%, 5/01/36	5/26 at 100.00	N/R	633,831
955	5.500%, 5/01/45	5/26 at 100.00	N/R	991,825
1,305	5.500%, 5/01/46	5/26 at 100.00	N/R	1,355,321
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown
	Doral Charter Upper School Project, Series 2017C:
1,115	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	1,116,483
3,385	5.750%, 7/01/47, 144A – Insured	7/27 at 101.00	N/R	3,384,695
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida
	Charter Foundation Inc. Projects, Series 2016A:
1,015	6.250%, 6/15/36, 144A	6/26 at 100.00	N/R	1,113,059
1,420	4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	1,405,076
2,575	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	2,800,802
1,465	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	1,458,408
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin
	Academies Inc., Series 2016A:
1,000	5.000%, 7/01/36	7/26 at 100.00	N/R	968,580
6,785	5.125%, 7/01/46	7/26 at 100.00	N/R	6,473,772
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,
	Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35, 144A – Insured	6/25 at 100.00	N/R	962,532
560	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	592,525
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	Baa1	1,178,683
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31
30,000	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/20 at 104.00	N/R	30,699,000
	Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49, 144A (AMT)
	(Mandatory Put 1/01/24)
320	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/26 at 100.00	N/R	324,182
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36
5,000	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	5,753,600
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
14,375	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds,	6/26 at 100.00	A–	15,965,306
	Refunding & Improvement Series 2016, 5.000%, 6/01/36
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	1,950,252
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (AMT)
4,695	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	A3	5,232,249
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
2,490	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	2,713,801
	2012B, 5.000%, 10/01/37
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	AA–	7,672,780
	5.000%, 10/01/42
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	2,298,146
	Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+	2,312,189
	Health, Inc., Series 2012A, 5.000%, 10/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B, 5.000%, 10/01/46	10/24 at 100.00	Aa2	$ 2,671,006
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	95,304
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
545	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3	11/26 at 100.00	N/R	553,164
	Project, Series 2016, 5.000%, 11/01/46
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue
	Bonds, Assessment Area 2, Series 2016:
160	4.750%, 11/01/28	11/27 at 100.00	N/R	163,453
265	5.375%, 11/01/36	11/27 at 100.00	N/R	273,292
375	South Village Community Development District, Clay County, Florida, Capital Improvement	5/26 at 100.00	A	386,809
	Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35
	South Village Community Development District, Clay County, Florida, Capital Improvement
	Revenue Bonds, Refunding Series 2016A2:
130	4.350%, 5/01/26	No Opt. Call	N/R	131,414
100	4.875%, 5/01/35	5/26 at 100.00	N/R	101,749
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,476,913
	Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,577,761
	5.000%, 11/15/33
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	6/19 at 100.00	N/R	200,096
	Capital Appreciation, Series 2012A-3, 6.610%, 5/01/40
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	70,950
	Capital Appreciation, Series 2012A-4, 6.610%, 5/01/40
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/19 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (6)
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non	6/19 at 100.00	N/R	10,010
	Performing Parcel Series 2007-1 RMKT, 6.650%, 5/01/40
295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	242,219
	Series 2015-1, 6.610%, 5/01/40
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	121,433
	Series 2015-2, 6.610%, 5/01/40
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (6)
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds,	11/27 at 100.00	N/R	312,192
	Series 2016A-1, 5.375%, 11/01/37
124,180	Total Florida			128,624,222
	Georgia – 2.1% (1.3% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	Aa3	3,138,628
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
15,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	15,840,150
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B:
520	5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	529,022
980	5.250%, 11/01/34 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (4)	997,846
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	AA–	4,823,544
	FGIC Insured
3,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds,	9/20 at 100.00	N/R (4)	3,426,377
	DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2010A:
590	5.000%, 2/15/30	2/20 at 100.00	A	603,812
1,910	5.000%, 2/15/30 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	1,960,176

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation
	Certificates, Northeast Georgia Health Services Inc., Series 2010B:
$ 475	5.250%, 2/15/37	2/20 at 100.00	AA–	$ 486,215
1,525	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	1,568,035
1,180	5.125%, 2/15/40	2/20 at 100.00	AA–	1,205,134
3,820	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,924,057
4,010	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series	7/25 at 100.00	Baa3	4,156,325
	2015A, 5.000%, 7/01/60
840	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for	6/27 at 100.00	N/R	858,690
	Classical Education, Series 2017, 5.875%, 6/15/47, 144A
1,070	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A,	5/29 at 100.00	A3	1,219,671
	5.000%, 5/15/43
3,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life	11/27 at 100.00	Ba3	3,248,010
	University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/47, 144A
45,295	Total Georgia			47,985,692
	Guam – 0.2% (0.1% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/20 at 100.00	BBB– (4)	4,178,120
	2010, 5.500%, 7/01/30 (Pre-refunded 7/01/20)
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	BBB–	878,810
	2013, 5.500%, 7/01/43
4,810	Total Guam			5,056,930
	Hawaii – 0.2% (0.2% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/20 at 100.00	A1 (4)	1,043,940
	Health Obligated Group, Series 2010A, 5.500%, 7/01/40 (Pre-refunded 7/01/20)
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	3,340,260
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	1,247,685
	University, Series 2013A, 6.625%, 7/01/33
5,175	Total Hawaii			5,631,885
	Idaho – 0.1% (0.1% of Total Investments)
1,175	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,278,811
	Refunding Series 2016, 5.000%, 9/01/37
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights	9/22 at 100.00	A3	648,098
	Mitigation Series 2012A, 5.000%, 9/01/32
1,770	Total Idaho			1,926,909
	Illinois – 30.3% (19.0% of Total Investments)
50,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	57,937,000
	Series 2016, 6.000%, 4/01/46
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	B2	1,033,320
	Series 2011A, 5.500%, 12/01/39
8,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	B+	10,214,148
	Refunding Series 2017B, 7.000%, 12/01/42, 144A
8,455	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	B+	9,040,847
	Refunding Series 2017H, 5.000%, 12/01/36
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2016A:
1,800	7.000%, 12/01/26	12/25 at 100.00	B+	2,168,190
51,780	7.000%, 12/01/44	12/25 at 100.00	BB–	60,622,471
6,210	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	B+	7,528,383
	Series 2017A, 7.000%, 12/01/46, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 450	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	B+	$ 343,620
	12/01/26 – NPFG Insured
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,715	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	B+	1,309,574
1,765	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	B+	1,114,809
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
2,585	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	B+	1,892,453
8,565	0.010%, 12/01/31 – NPFG Insured	No Opt. Call	B+	5,144,910
4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	4,527,513
	5.250%, 12/01/40
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755	0.010%, 1/01/29 – NPFG Insured	No Opt. Call	BBB–	18,303,048
8,765	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	4,906,121
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	8,382,541
670	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	Ba1	740,296
	2002B, 5.500%, 1/01/31
2,695	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,834,655
	5.000%, 1/01/35
27,095	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	30,914,311
	6.000%, 1/01/38
2,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	2,163,000
	5.500%, 1/01/40
305	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C,	6/19 at 100.00	Ba1	305,637
	5.000%, 1/01/34
4,930	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	5,063,652
550	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	Ba1	567,375
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	Ba1	11,055,998
5,890	5.500%, 1/01/42	1/25 at 100.00	Ba1	6,353,602
765	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB–	817,862
1,610	Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30	No Opt. Call	A2	1,119,562
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
1,000	5.500%, 1/01/35	1/25 at 100.00	BBB–	1,093,030
9,800	5.500%, 1/01/39	1/25 at 100.00	BBB–	10,617,908
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	1/22 at 100.00	N/R (4)	6,154,434
	(Pre-refunded 1/01/22)
3,095	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal	6/22 at 100.00	A2	3,252,721
	Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured
25,375	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	26,396,597
800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	832,160
	Belmont School Project, Series 2015A, 5.500%, 12/01/30, 144A
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network,
	Refunding and Improvement Series 2011A:
1,455	6.875%, 10/01/31 – Insured	10/21 at 100.00	BB+	1,551,321
2,535	7.125%, 10/01/41	10/21 at 100.00	BB+	2,692,018
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%,	11/19 at 100.00	N/R (4)	1,017,950
	11/01/39 (Pre-refunded 11/01/19)
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%,	11/19 at 100.00	N/R (4)	1,528,785
	11/01/39 (Pre-refunded 11/01/19)

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,675	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A,	12/25 at 100.00	BBB+	$ 2,824,292
	5.000%, 12/01/37
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%,	4/21 at 100.00	A (4)	5,621,470
	10/01/27 (Pre-refunded 4/01/21)
845	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding	9/26 at 100.00	Baa1	928,182
	Series 2016, 5.000%, 9/01/46
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013,	5/22 at 100.00	Baa2	5,280,494
	5.000%, 5/15/43
20,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	Aa2	23,026,600
	2017A, 5.000%, 7/15/42
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A:
330	6.000%, 5/15/39	5/20 at 100.00	A	338,791
2,030	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	2,119,462
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
5	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,086
495	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	503,544
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	466,834
905	6.000%, 7/01/43	7/23 at 100.00	A–	1,014,315
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	1,151,283
	Refunding Series 2015C, 5.000%, 8/15/44
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Series 2009:
7,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	7,104,300
2,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,030,280
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/20 at 100.00	A2 (4)	514,860
	Inc., Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (4)	2,666,375
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	3,378,810
	2015A, 5.000%, 10/01/46 (UB) (5)
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	4,359,341
	5.000%, 10/01/51
	Illinois State, General Obligation Bonds, April Series 2014:
6,165	5.000%, 4/01/38	4/24 at 100.00	BBB–	6,418,443
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB–	5,197,750
	Illinois State, General Obligation Bonds, February Series 2014:
2,010	5.250%, 2/01/30	2/24 at 100.00	BBB–	2,148,569
3,435	5.250%, 2/01/33	2/24 at 100.00	BBB–	3,642,268
3,745	5.250%, 2/01/34	2/24 at 100.00	BBB–	3,963,521
6,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	6,231,360
8,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	9,404,884
	Illinois State, General Obligation Bonds, November Series 2016:
3,100	5.000%, 11/01/35	11/26 at 100.00	BBB–	3,300,632
3,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	3,184,200
2,400	5.000%, 11/01/40	11/26 at 100.00	BBB–	2,535,408
5,795	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB–	6,405,909
4,900	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB–	5,364,569
27,215	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	28,789,932
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	7,896,845
	5.000%, 1/01/38
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	AA–	3,113,067
	5.000%, 1/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	AA–	$ 760,004
	2015-XF0051, 11.222%, 1/01/38, 144A (IF)
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	2,260,650
	Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington,	No Opt. Call	A2	9,997,757
	Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois,
	General Obligation Bonds, Series 2011B:
85	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	87,941
1,160	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	1,199,695
	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,
	General Obligation Bonds, Series 2003:
570	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	N/R	548,215
745	0.000%, 1/01/21 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	723,112
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois,
	General Obligation Bonds, Series 2011A:
70	6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	72,293
930	6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	960,104
70	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	72,293
960	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	Aa3 (4)	991,075
13,785	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	14,275,884
	Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	2,579,000
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BBB–	5,732,856
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BBB–	5,137,122
2,455	5.000%, 6/15/53	12/25 at 100.00	BBB–	2,603,528
6,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BBB–	6,429,000
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project
	Refunding Bonds, Series 2010A:
2,920	5.500%, 6/15/50 (Pre-refunded 6/15/20)	6/20 at 100.00	BBB– (4)	3,044,129
9,080	5.500%, 6/15/50	6/20 at 100.00	Ba1	9,233,724
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB–	16,677,000
	Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.010%, 6/15/43 –
	AGM Insured
2,680	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	3,096,124
	Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured
145	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2 (4)	174,824
	Expansion Project, Refunding Series 1998B, 5.500%, 6/15/29 (Pre-refunded 6/15/25) –
	NPFG Insured
1,040	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	6/19 at 100.50	BBB–	1,043,973
	Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21
10,960	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	6/20 at 100.00	BBB	11,115,851
	Expansion Project, Refunding Series 2010B-2, 5.250%, 6/15/50
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2	1,105,131
	Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
$ 2,195	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	$ 2,482,874
7,305	5.700%, 6/15/24	6/22 at 101.00	BBB	8,054,639
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BBB–	5,561,388
7,940	0.010%, 6/15/33 – NPFG Insured	No Opt. Call	BBB–	4,710,564
450	0.010%, 12/15/34 – NPFG Insured	No Opt. Call	BBB–	250,110
12,500	0.010%, 6/15/35 – NPFG Insured	No Opt. Call	BBB–	6,775,000
10,620	0.010%, 12/15/35 – NPFG Insured	No Opt. Call	BBB	5,646,017
11,505	0.010%, 12/15/36 – NPFG Insured	No Opt. Call	BBB–	5,830,044
65,000	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BBB–	29,700,450
38,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	BBB–	15,977,180
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BBB–	1,483,201
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana
	College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	527,573
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	438,444
780	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	831,488
	Series 2010, 5.250%, 6/01/21
1,860	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	1,959,361
	Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured
11,690	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series	1/28 at 100.00	AA–	13,129,623
	2018A, 5.000%, 1/01/37
3,815	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	B	3,858,453
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	1,793,837
	6.000%, 10/01/32
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	9,932,271
	Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured
800,430	Total Illinois			691,337,300
	Indiana – 3.8% (2.4% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	Aa3	1,760,596
2,705	0.000%, 2/01/25	No Opt. Call	Aa3	2,390,571
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	4,000,788
	Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University	2/22 at 100.00	A–	731,925
	Project, Refunding Series 2012B, 5.000%, 2/01/29
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	1,056,878
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
520	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	6/20 at 100.00	B	532,704
	Corporation Project, Refunding Series 2010, 6.000%, 12/01/26
1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	B	1,245,104
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
4,465	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health	11/19 at 100.00	Aa3 (4)	4,545,147
	Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39 (Pre-refunded 11/01/19)
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	1,965,591
	Series 2012A, 5.000%, 5/01/42
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health	3/20 at 100.00	N/R (4)	1,542,555
	Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A,	10/23 at 100.00	Baa3	9,862,092
	5.000%, 10/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
$ 5,380	5.000%, 7/01/44 (AMT)	7/23 at 100.00	BBB+	$ 5,807,441
5,100	5.000%, 7/01/48 (AMT)	7/23 at 100.00	BBB+	5,493,516
5,370	5.250%, 1/01/51 (AMT)	7/23 at 100.00	BBB+	5,833,699
6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/19 at 100.00	AA– (4)	6,870,926
	2009A, 5.250%, 12/01/38 (Pre-refunded 12/01/19)
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A2	7,144,009
	Series 2011B, 5.000%, 10/01/41
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/24 at 100.00	A+	14,636,440
	First Lien Series 2014A, 5.000%, 10/01/44
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 –	No Opt. Call	AA–	8,522,300
	AMBAC Insured
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project,	4/24 at 102.00	N/R	958,240
	Series 2016, 5.750%, 4/01/36
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,384,800
	Series 2013, 7.250%, 11/01/43 (AMT)
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	965,879
	2013, 7.000%, 1/01/44 (AMT)
84,975	Total Indiana			87,251,201
	Iowa – 1.3% (0.8% of Total Investments)
1,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B–	1,353,229
	Company Project, Series 2013, 5.250%, 12/01/25
1,470	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	6/19 at 105.00	B–	1,545,764
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	B+	1,806,204
	Company Project, Series 2018A, 5.250%, 12/01/50
1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University	10/21 at 100.00	BBB	1,728,762
	of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa	9/23 at 100.00	N/R (4)	2,163,226
	University Project, Series 2012, 5.000%, 9/01/43 (Pre-refunded 9/01/23)
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series	12/19 at 100.00	AAA	2,040,180
	2009-2, 5.500%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
6,425	5.375%, 6/01/38	6/19 at 100.00	B2	6,361,392
525	5.500%, 6/01/42	6/19 at 100.00	B2	519,750
5,045	5.625%, 6/01/46	6/19 at 100.00	B	4,992,532
6,590	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/19 at 100.00	BB–	6,553,821
	5.600%, 6/01/34
28,550	Total Iowa			29,064,860
	Kansas – 0.4% (0.2% of Total Investments)
	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation
	Bonds, Series 2011A:
2,000	5.000%, 9/01/26	9/21 at 100.00	Aa3 (4)	2,149,660
1,000	5.000%, 9/01/27	9/21 at 100.00	Aa3	1,074,830
2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health	5/22 at 100.00	AA	2,171,420
	System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series	12/20 at 100.00	A3 (4)	1,562,280
	2012A, 5.000%, 12/01/31 (Pre-refunded 12/01/20)
1,605	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park	6/19 at 100.00	Ba3	1,607,616
	Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$ 420	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	4/20 at 100.00	BBB	$ 429,395
	Park Mall Project, Series 2010, 5.900%, 4/01/32
8,510	Total Kansas			8,995,201
	Kentucky – 1.8% (1.1% of Total Investments)
	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	BB+	5,513,500
435	5.500%, 2/01/44	2/26 at 100.00	BB+	477,443
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (4)	1,046,380
	Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (4)	6,318,036
	Medical Health System, Series 2010B, 6.375%, 3/01/40 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue
	Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	N/R	525,795
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	2,359,665
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
2,130	5.000%, 7/01/40	7/25 at 100.00	Baa2	2,289,175
2,940	5.000%, 1/01/45	7/25 at 100.00	Baa2	3,126,131
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	6.750%, 7/01/43	7/31 at 100.00	Baa3	1,348,991
2,295	6.875%, 7/01/46	7/31 at 100.00	Baa3	2,323,504
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,361,142
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	674,556
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	5,694,138
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project,
	Improvement and Refunding Series 2011:
500	6.250%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	541,290
4,500	6.250%, 3/01/31	3/21 at 100.00	Baa2	4,774,140
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community	10/22 at 100.00	A+	226,333
	Hospital Corporation, Series 2012A, 4.000%, 10/01/29
38,210	Total Kentucky			40,600,219
	Louisiana – 1.5% (0.9% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	Caa1	1,980,000
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
7,130	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	7,806,993
	(US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)
	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries
	of Our Lady Health System, Refunding Series 2015A:
10	5.000%, 7/01/39 (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (4)	11,859
1,450	5.000%, 7/01/39	7/25 at 100.00	A	1,605,658
5,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	5,624,700
	Refunding Series 2017, 5.000%, 5/15/46
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (4)	4,874,049
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
1,060	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	1,113,148
	Academy Foundation Project, Series 2013A, 8.375%, 12/15/43
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	2,465,496
	2013A, 5.000%, 7/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
5,100	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/25 at 100.00	A–	5,602,554
	Project, Series 2015B, 5.000%, 1/01/45 (AMT)
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	A–	2,753,741
	5.000%, 6/01/44
30,970	Total Louisiana			33,838,198
	Maine – 0.6% (0.4% of Total Investments)
4,965	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	5,405,296
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46
2,750	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	3,164,288
	Issue, Series 2018A, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General
	Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	Ba3	2,168,480
1,050	6.750%, 7/01/41	7/21 at 100.00	Ba3	1,134,567
1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A,	7/20 at 100.00	A1	1,291,125
	5.000%, 7/01/40
12,015	Total Maine			13,163,756
	Maryland – 0.6% (0.3% of Total Investments)
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	6/19 at 100.00	N/R	1,265,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (6)
7,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	8,170,522
	Healthcare, Series 2016A, 5.500%, 1/01/46
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge	5/19 at 100.00	A–	555,738
	Retirement Community, Series 2007, 4.750%, 7/01/34
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	2,197,400
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
355	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	364,688
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
12,055	Total Maryland			12,553,348
	Massachusetts – 2.5% (1.6% of Total Investments)
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds,	1/20 at 100.00	A2	9,007,324
	Refunding Senior Lien Series 2010B, 5.000%, 1/01/32
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	518,933
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	1,599,374
	4.500%, 1/01/45
24,555	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series	7/24 at 100.00	A	25,026,702
	2016J, 3.500%, 7/01/33 (AMT)
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners	7/19 at 100.00	AA– (4)	1,508,370
	HealthCare System, Series 2010J-1, 5.000%, 7/01/39 (Pre-refunded 7/01/19)
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk
	University, Refunding Series 2009A:
1,940	5.750%, 7/01/39	7/19 at 100.00	Baa2	1,953,037
3,860	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	3,886,557
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	A3	424,744
	2011A, 5.125%, 7/01/41
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2	5,012,854
	Series 2013A, 5.000%, 5/15/43
7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking	7/21 at 100.00	A+	7,580,674
	Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
54,815	Total Massachusetts			56,518,569

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 2.6% (1.6% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
$ 920	6.000%, 10/01/33	10/23 at 100.00	N/R	$ 922,061
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,212,563
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and	No Opt. Call	AA	18,272,850
	Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)
1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A2	2,090,402
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	6/19 at 100.00	A3	5,010
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A3	3,652,950
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B,	6/19 at 100.00	A3	5,012
	5.000%, 7/01/36 – FGIC Insured
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A,	7/21 at 100.00	A2	2,126,780
	5.250%, 7/01/41
2,000	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson	7/24 at 100.00	A1	2,184,360
	Healthcare, Series 2014A, 5.000%, 7/01/47
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, WA Foote	6/20 at 100.00	AA (4)	1,553,580
	Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) –
	AGM Insured
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson
	Methodist Hospital, Refunding Series 2010:
3,080	5.500%, 5/15/36	5/20 at 100.00	A2	3,178,991
3,800	5.500%, 5/15/36 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	3,948,048
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A,	7/21 at 100.00	AA–	3,847,533
	5.500%, 7/01/41
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A3	1,118,690
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
20	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	21,680
4,980	5.000%, 12/01/39	12/21 at 100.00	AA–	5,325,463
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	AA–	2,433,262
	2011-I-A, 5.375%, 10/15/41
3,220	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health	11/19 at 100.00	N/R (4)	3,290,840
	System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue	5/19 at 100.00	B2	1,513,578
	Bonds, Series 2008A, 6.875%, 6/01/42
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A	2,195,560
	County Airport, Series 2012A, 5.000%, 12/01/37
53,065	Total Michigan			58,899,213
	Minnesota – 0.8% (0.5% of Total Investments)
700	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	717,738
	Project, Series 2016A, 5.000%, 7/01/47
1,500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language	8/22 at 102.00	BB+	1,582,380
	Academy, Series 2014A, 5.750%, 8/01/44
795	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project,	7/24 at 102.00	N/R	822,507
	Series 2016A, 5.000%, 7/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
$ 750	5.750%, 9/01/46	9/26 at 100.00	BB+	$ 812,805
4,000	6.000%, 9/01/51	9/26 at 100.00	BB+	4,383,920
5,265	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A2	5,930,917
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/33
4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp	6/19 at 100.00	N/R	4,257,523
	Project, Series 2007-1, 5.000%, 8/01/36
17,260	Total Minnesota			18,507,790
	Missouri – 2.1% (1.3% of Total Investments)
1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	Aa2	1,536,150
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
1,140	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/23 at 103.00	BBB–	1,299,201
	Revenue Bonds, Southeast health, Series 2016A, 6.000%, 3/01/33
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	10/19 at 100.00	A–	1,011,880
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	136,094
	Parkway Center Community Improvement District, Senior Refunding & Improvement
	Series 2016, 5.000%, 4/01/46, 144A
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series	No Opt. Call	A1	9,102,671
	2004B-1, 0.000%, 4/15/29 – AMBAC Insured
650	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds,	2/28 at 100.00	N/R	684,775
	Convention Center Hotel Project – TIF Financing, Series 2018B, 5.000%, 2/01/40, 144A
1,000	Liberty Public School District 53, Clay County, Missouri, Lease Participation	4/22 at 100.00	AA–	1,081,660
	Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty
	Commons Project, Series 2015A:
1,560	5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,557,114
3,810	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	3,786,111
3,695	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,704,090
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue
	Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,767,142
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	2,993,436
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	714,310
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	564,206
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
50	5.000%, 11/15/44	11/23 at 100.00	A2	54,106
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	7,486,825
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/24 at 100.00	AA–	2,213,800
	Mercy Health, Series 2014F, 5.000%, 11/15/45
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington	11/21 at 100.00	AA+	2,687,250
	University, Series 2011B, 5.000%, 11/15/37
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
1,275	5.000%, 11/15/41	11/25 at 100.00	N/R	1,339,528
1,105	5.000%, 11/15/46	11/25 at 100.00	N/R	1,158,913
430	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	467,260
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint
	Andrew’s Resources for Seniors, Series 2015A:
$ 450	5.000%, 12/01/35	12/25 at 100.00	N/R	$ 472,873
130	5.125%, 12/01/45	12/25 at 100.00	N/R	136,466
945	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue	3/23 at 103.00	BBB–	1,070,420
	Bonds, Southeast health, Series 2016B, 6.000%, 3/01/37
700	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	724,185
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A,
	4.750%, 11/15/47
48,370	Total Missouri			47,750,466
	Nebraska – 0.6% (0.4% of Total Investments)
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A–	632,438
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna
	Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	BBB+	2,157,122
3,000	5.000%, 5/15/36	5/24 at 100.00	BBB+	3,261,450
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
4,070	5.000%, 11/01/45	11/25 at 100.00	A–	4,437,969
2,110	5.000%, 11/01/48	11/25 at 100.00	A–	2,295,638
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A–	525,515
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
12,190	Total Nebraska			13,310,132
	Nevada – 2.3% (1.5% of Total Investments)
29,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%,	1/20 at 100.00	A+	29,720,650
	7/01/42
6,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	A+	6,119,340
	International Airport, Series 2010A, 5.250%, 7/01/42
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	BBB+ (4)	1,712,665
	8.000%, 6/15/30 (Pre-refunded 6/15/19)
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	6/21 at 100.00	AA+	10,592,600
	2011C, 5.000%, 6/01/38
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA+	4,569,800
	2015, 5.000%, 6/01/39
50,700	Total Nevada			52,715,055
	New Hampshire – 0.1% (0.0% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated	10/19 at 100.00	Baa1 (4)	1,527,795
	Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
	New Jersey – 5.4% (3.4% of Total Investments)
615	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	658,806
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	1,209,538
	Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (AMT)
17,580	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	A–	20,205,397
	Refunding Series 2016BBB, 5.500%, 6/15/31
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2016AAA:
1,000	5.000%, 6/15/36	12/26 at 100.00	BBB+	1,095,980
10,000	5.000%, 6/15/41	12/26 at 100.00	BBB+	10,827,800

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	$ 2,203,520
	2017DDD, 5.000%, 6/15/35
15,040	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB+	16,478,877
	2018EE, 5.000%, 6/15/48
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	3,187,707
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project,
	Series 2010A:
835	5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	872,425
3,000	5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	3,138,450
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University,	7/23 at 100.00	A–	1,240,949
	Series 2013D, 5.000%, 7/01/33
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	640,230
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	448,469
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
3,130	0.000%, 12/15/28	No Opt. Call	Baa1	2,273,319
3,000	0.000%, 12/15/31	No Opt. Call	A–	1,897,140
12,715	0.000%, 12/15/33	No Opt. Call	BBB+	7,391,865
610	0.000%, 12/15/34	No Opt. Call	BBB+	338,520
2,480	0.000%, 12/15/40	No Opt. Call	BBB+	1,029,051
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	5,982,900
	Series 2006C, 0.000%, 12/15/33 – AGM Insured
19,175	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	10,177,515
	2008A, 0.000%, 12/15/35
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	6,541,950
	2009A, 0.010%, 12/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/24 at 100.00	A–	5,518,000
	2009C, 5.250%, 6/15/32 – Insured
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	6,748,115
	2015AA, 5.000%, 6/15/45
1,595	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	1,743,335
	Bonds, Series 2018A, 5.000%, 6/01/46
10,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB	10,444,800
	Bonds, Series 2018B, 5.000%, 6/01/46
145,355	Total New Jersey			122,294,658
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena	7/20 at 100.00	BBB	1,544,940
	Project, Series 2010A, 6.125%, 7/01/40
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	5/20 at 103.00	N/R	4,231,957
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30, 144A
5,680	Total New Mexico			5,776,897
	New York – 15.6% (9.8% of Total Investments)
1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	6/19 at 100.00	B	1,745,032
	Schools, Series 2007A, 5.000%, 4/01/32

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
$ 3,220	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	$ 3,321,977
3,065	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,167,402
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	1,253,886
12,020	0.000%, 7/15/46	No Opt. Call	BBB–	4,076,222
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB+	518,107
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
200	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College	11/24 at 100.00	BB	204,920
	of New York, Series 2014, 5.000%, 11/01/39
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	3,528,685
	Series 2015A, 5.000%, 7/01/50
15,270	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	16,210,785
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/46, 144A
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	AA+	4,935,818
	General Purpose Series 2011C, 5.000%, 3/15/41
69,130	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/19 at 19.77	N/R	9,408,593
	Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47
81,270	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	6/19 at 14.30	N/R	7,648,320
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
270	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	287,674
5,890	5.250%, 2/15/47	2/21 at 100.00	AA–	6,233,269
800	5.750%, 2/15/47	2/21 at 100.00	AA–	854,272
1,300	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	1,396,499
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	3,363,150
	2014A, 5.000%, 9/01/39
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A– (4)	1,281,840
	5.000%, 5/01/36 (Pre-refunded 5/01/21) – AGM Insured
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A–	6,488,100
	5.000%, 9/01/42
1,070	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B,	11/19 at 100.00	AA (4)	1,090,148
	5.000%, 11/15/34 (Pre-refunded 11/15/19)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2011A:
285	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	309,952
465	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	A (4)	505,711
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A	2,733,550
	2013A, 5.000%, 11/15/38
16,290	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens	6/19 at 100.00	BBB	16,532,884
	Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
4,375	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/20 at 100.00	AA+	4,618,775
	Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43
3,750	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	3,945,450
	General Resolution Revenue Bonds, Fiscal 2015 Series AA, 4.000%, 6/15/44
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	5,915,400
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
4,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	5,349,445
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	11,101,900
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/38	10/27 at 100.00	AA	$ 5,928,450
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%,	6/19 at 100.00	AA	10,037
	8/01/20 – NPFG Insured
67,290	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	72,469,311
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
1,870	5.000%, 11/15/44	11/21 at 100.00	A	1,999,404
2,000	5.750%, 11/15/51	11/21 at 100.00	A	2,192,740
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	AA	3,227,790
5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	5,652,600
	Series 2016A, 5.000%, 1/01/51
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
3,500	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	3,691,625
15,265	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	16,005,963
2,745	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	3,174,675
	Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/36 (AMT)
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia
	Airport Terminal B Redevelopment Project, Series 2016A:
10,680	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	11,618,986
21,810	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	23,669,957
24,150	5.250%, 1/01/50 (AMT)	7/24 at 100.00	Baa3	26,383,633
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	11,692,700
	Series 2017, 5.250%, 10/15/57
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
6,065	6.500%, 12/01/28	6/19 at 100.00	BBB+	6,350,116
3,430	6.000%, 12/01/36	12/20 at 100.00	BBB+	3,632,233
795	6.000%, 12/01/42	12/20 at 100.00	BBB+	841,492
20,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	23,661,000
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	2,838,600
	Refunding Series 2015A, 5.000%, 11/15/50
3,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017,	12/27 at 100.00	AAA	3,600,090
	5.000%, 12/15/39
472,370	Total New York			356,669,168
	North Carolina – 0.2% (0.1% of Total Investments)
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,	10/22 at 100.00	A2	3,600,399
	Refunding Series 2012A, 5.000%, 10/01/31
	North Dakota – 2.3% (1.5% of Total Investments)
1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (4)	1,069,800
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A+	1,661,025
2,190	6.250%, 11/01/31	11/21 at 100.00	A+	2,434,448
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2012:
3,000	5.000%, 12/01/29	12/21 at 100.00	Baa1	3,201,900
1,875	5.000%, 12/01/32	12/21 at 100.00	Baa1	1,988,081

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
$ 39,670	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	6/28 at 100.00	BBB–	$ 43,130,811
	2017C, 5.000%, 6/01/53
49,235	Total North Dakota			53,486,065
	Ohio – 3.8% (2.4% of Total Investments)
800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	A2	850,928
	Refunding and Improvement Series 2012A, 5.000%, 5/01/42
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
655	5.375%, 6/01/24	5/19 at 100.00	Caa3	621,340
44,590	6.500%, 6/01/47	5/19 at 100.00	B–	44,483,876
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
2,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	2,104,520
3,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,178,860
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	3,130,470
	Services, Improvement Series 2010A, 5.625%, 7/01/26
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	Aa2	6,176,478
	5.000%, 11/15/41
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	BBB (4)	5,111,574
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	912,500
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (AMT)
	(Mandatory Put 5/01/20) (6)
10	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding	2/22 at 100.00	B–	10,252
	Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	A+	2,230,400
	Series 2013A-1, 5.250%, 2/15/33
330	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States	11/21 at 100.00	B	339,134
	Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,737,500
	Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (AMT) (Mandatory
	Put 5/01/20) (6)
13,350	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	13,350,000
	Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (6)
2,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,500,000
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (6)
86,690	Total Ohio			87,737,832
	Oklahoma – 2.7% (1.7% of Total Investments)
1,925	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R	2,165,356
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A1 (4)	3,638,180
	(Pre-refunded 6/01/20)
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
3,515	5.250%, 8/15/43	8/28 at 100.00	Baa3	4,005,026
11,870	5.250%, 8/15/48	8/28 at 100.00	BB+	13,479,097
4,555	5.500%, 8/15/52	8/28 at 100.00	BB+	5,245,584
27,375	5.500%, 8/15/57	8/28 at 100.00	BB+	31,419,656
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1	2,275,686
	5.375%, 6/01/33 (AMT)
54,795	Total Oklahoma			62,228,585

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.1% (0.0% of Total Investments)
$ 1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB	$ 1,338,656
	Refunding Series 2014A, 5.000%, 5/01/40
	Pennsylvania – 6.4% (4.0% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
120	6.750%, 11/01/24	11/19 at 100.00	B	121,561
95	6.875%, 5/01/30	11/19 at 100.00	B	95,706
380	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	8/22 at 100.00	B	384,328
	Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
	8/01/42 (AMT)
5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University	8/19 at 100.00	A+	5,048,150
	of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39
1,355	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/27 at 100.00	Ba3	1,462,357
	Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A
10,650	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	10,650,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35
	(Mandatory Put 7/01/22) (6)
32,785	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	29,916,312
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (6)
23,670	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue	11/27 at 100.00	A3	26,625,199
	Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50
2,950	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	3,455,719
	Settlement, Series 2018, 5.000%, 6/01/35
2,080	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran	1/25 at 100.00	BBB+	2,237,997
	Social Ministries Project, Series 2015, 5.000%, 1/01/38
6,335	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	Aa3	7,226,461
	Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
6,190	5.250%, 1/15/36	1/25 at 100.00	Ba1	6,805,224
3,535	5.250%, 1/15/45	1/25 at 100.00	Ba1	3,863,260
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	6/19 at 100.00	N/R	661,717
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.500%, 12/31/23
466	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	139,962
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 1.500%, 12/31/23
	(cash 5.000%, PIK 5.000%)
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	4,348,780
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
11,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B3	12,024,363
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	1,197,840
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (AMT)
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (4)	629,592
	Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
315	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	334,092
1,435	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	1,521,975
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/21 at 100.00	A2 (4)	5,585,432
	Bonds, Subordinate Series 2011B, 5.000%, 12/01/34 (Pre-refunded 12/01/21)
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	6,348,709
	5.000%, 12/01/45

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	$ 3,517,876
	5.000%, 12/01/46
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health	5/20 at 100.00	N/R (4)	1,649,820
	System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40
	(Pre-refunded 5/15/20)
	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011:
5,445	6.000%, 8/01/36 (Pre-refunded 8/01/20)	8/20 at 100.00	A– (4)	5,743,005
1,425	6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A– (4)	1,509,745
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,
	Guaranteed Lease Revenue Bonds, Series 2016A:
620	5.000%, 11/15/21	No Opt. Call	BB+	636,914
1,255	5.000%, 11/15/28	5/24 at 100.00	BB+	1,278,443
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical	No Opt. Call	A– (4)	1,685,097
	Community Hospital Project, Refunding & Improvement Series 2011, 5.250%, 8/01/19 (ETM)
143,117	Total Pennsylvania			146,705,636
	Puerto Rico – 1.9% (1.2% of Total Investments)
23	Cofina Series 2007A Senior Bonds Due 2040 National Custodial Trust Taxable Trust Unit,	No Opt. Call	N/R	19,245
	0.010%, 8/01/40 (7)
1,477	Cofina Series 2007A Senior Bonds Due 2041 National Custodial Trust Taxable Trust Unit,	No Opt. Call	N/R	1,216,218
	0.000%, 8/01/41 (7)
5,388	Cofina Series 2007A Senior Bonds Due 2042 National Custodial Trust Taxable Trust Unit,	No Opt. Call	N/R	4,438,285
	0.000%, 8/01/42 (7)
5,204	Cofina Series 2007A Senior Bonds Due 2043 National Custodial Trust Taxable Trust Unit,	No Opt. Call	N/R	4,287,010
	0.000%, 8/01/43 (7)
8,695	Cofina Series 2007A Senior Bonds Due 2044 National Custodial Trust Taxable Trust Unit,	No Opt. Call	N/R	7,162,841
	0.010%, 8/01/44 (7)
4,009	Cofina Series 2007A Senior Bonds Due 2044 National Custodial Trust Tax-Exempt Trust Unit,	No Opt. Call	N/R	3,517,998
	0.010%, 8/01/44 (7)
1,944	Cofina Series 2007A Senior Bonds Due 2045 National Custodial Trust Tax-Exempt Trust Unit,	No Opt. Call	N/R	1,638,436
	0.010%, 8/01/45 (7)
9,003	Cofina Series 2007A Senior Bonds Due 2046 National Custodial Trust Taxable Trust Unit,	No Opt. Call	N/R	7,415,960
	0.010%, 8/01/46 (7)
1,868	Cofina Series 2007A Senior Bonds Due 2046 National Custodial Trust Tax-Exempt Trust Unit,	No Opt. Call	N/R	1,573,877
	0.010%, 8/01/46 (7)
2,460	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	6/19 at 100.00	C	2,469,225
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,800	5.500%, 7/01/28	7/22 at 100.00	C	1,809,000
2,560	6.000%, 7/01/47	7/22 at 100.00	C	2,582,400
215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	240,710
	5.500%, 7/01/29 – AMBAC Insured
131	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/25 at 100.00	N/R	133,222
	2018A-1, 4.500%, 7/01/34
689	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A,	No Opt. Call	N/R	567,217
	0.010%, 8/01/45 (7)
16,003	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	3,092,014
	Series 2007A Sr. Bond, 0.010%, 8/01/54
61,469	Total Puerto Rico			42,163,658
	Rhode Island – 0.1% (0.1% of Total Investments)
21,570	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	5/19 at 14.18	CCC+	2,218,475
	Bonds, Series 2007A, 0.000%, 6/01/52

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 2.4% (1.5% of Total Investments)
$ 5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding	No Opt. Call	A–	$ 5,365,550
	Series 1991, 6.250%, 1/01/21 – FGIC Insured
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	1,123,632
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	15,841,008
5,560	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	3,976,568
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	11,066,100
	Improvement Series 2015A, 5.000%, 12/01/50
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	7,658,204
	Series 2014C, 5.000%, 12/01/39
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A+	10,171,022
	2014A, 5.500%, 12/01/54
59,435	Total South Carolina			55,202,084
	South Dakota – 0.2% (0.1% of Total Investments)
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	4,904,688
	Series 2014B, 5.000%, 11/01/44
	Tennessee – 0.6% (0.4% of Total Investments)
8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+	9,559,150
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds,	10/24 at 100.00	Baa2	2,602,814
	Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44
2,540	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	6/27 at 100.00	N/R	2,023,821
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%,
	6/15/37, 144A – Insured (6)
355	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	N/R	360,723
	Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series
	1996, 6.000%, 12/01/19 – AMBAC Insured
14,180	Total Tennessee			14,546,508
	Texas – 15.1% (9.4% of Total Investments)
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education, Series 2016A:
165	5.000%, 12/01/36	12/26 at 100.00	BBB–	182,972
130	5.000%, 12/01/46	12/26 at 100.00	BBB–	141,617
760	5.000%, 12/01/51	12/26 at 100.00	BBB–	825,292
495	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside	8/21 at 100.00	BB+	498,237
	Schools, Series 2016A, 4.375%, 8/15/36
930	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	958,058
	Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45
795	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public	9/23 at 103.00	N/R	819,462
	Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage
	Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,424,799
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,500,053
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	4/20 at 100.00	Baa1	2,068,500
	The Roman Catholic Diocese of Austin, Series 2005B Remarketed, 6.125%, 4/01/45
1,060	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,070,049
	District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45
1,885	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement	3/23 at 103.00	N/R	1,902,210
	District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015,
	8.250%, 9/01/40

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
$ 3,250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	$ 3,475,453
2,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	2,898,315
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,000	5.000%, 1/01/40 – Insured	7/25 at 100.00	A–	2,233,440
3,625	5.000%, 1/01/45	7/25 at 100.00	Baa1	4,023,351
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds,
	Improvement Area 1 Project, Series 2016:
550	6.250%, 9/01/35	9/23 at 103.00	N/R	535,150
520	6.500%, 9/01/46	9/23 at 103.00	N/R	501,935
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011,	1/21 at 100.00	AA– (4)	4,753,935
	5.000%, 1/01/36 (Pre-refunded 1/01/21)
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A+	4,297,200
	2013C, 5.000%, 11/01/38 (AMT)
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A+	2,766,322
	Improvement Series 2012C, 5.000%, 11/01/45
1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	1,028,530
	Inc. Project, Series 2012A RMKT, 4.750%, 5/01/38
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	BBB	2,556,778
	Series 2013A, 5.125%, 10/01/43
17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA	18,949,220
	Lien Series 2013B, 5.250%, 10/01/51
4,410	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	5,171,872
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA+	1,508,756
	Option Bond Trust 2015-XF0228, 11.720%, 11/01/44, 144A (IF) (5)
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	6/19 at 100.00	B3	10,052,700
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
3,480	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	3,900,836
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
295	0.010%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	120,251
590	0.010%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	229,439
1,000	0.010%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	370,250
2,000	0.010%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	705,760
2,600	0.010%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	869,674
4,180	0.010%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	914,208
6,170	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	11/31 at 69.08	BB+	2,660,936
	0.010%, 11/15/37 – NPFG Insured
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	BB	1,977,010
	0.010%, 11/15/35 – NPFG Insured
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 54.04	A2	14,886,990
	Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured
3,855	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012A,	7/22 at 100.00	A	4,166,638
	5.000%, 7/01/32 (AMT)
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	Ba3	259,579
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
10,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D,	11/21 at 100.00	AA	10,715,400
	5.000%, 11/15/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
$ 28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A	$ 22,185,459
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	3,601,850
5,765	0.010%, 9/01/31 – AMBAC Insured	No Opt. Call	A	3,964,418
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	AA+ (4)	7,637,880
	2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)
7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series	No Opt. Call	A2 (4)	10,556,925
	2002A, 5.750%, 12/01/32 – AGM Insured (ETM)
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	8/25 at 100.00	A	805,702
	Memorial Hospital Project, Series 2015, 5.000%, 8/15/35 – Insured
8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/20 at 100.00	A	8,236,640
	Transmission Services Corporation Project, Refunding & Improvement Series 2010,
	5.000%, 5/15/40
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	3,116,768
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,862,998
	Series 2011A, 7.250%, 4/01/36
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	3,069,276
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
8,630	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	9,006,613
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
15,600	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	14,040,000
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (6)
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	B1	146,498
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus
	Christi Project, Series 2016A, 5.000%, 4/01/48
565	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	569,904
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
6,330	7.000%, 9/01/43 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	7,456,360
9,130	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	11,732,141
205	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A,	6/19 at 100.00	A+	205,705
	6.250%, 1/01/39
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	3,096,149
7,000	6.500%, 1/01/43	1/25 at 100.00	A+	8,596,910
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	8,236,300
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
2,870	5.000%, 1/01/40	1/23 at 100.00	A+	3,133,667
4,880	5.000%, 1/01/45	1/25 at 100.00	A+	5,457,158
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
7,855	5.000%, 1/01/33	1/25 at 100.00	A	8,938,204
2,205	5.000%, 1/01/34	1/25 at 100.00	A	2,503,513
1,000	5.000%, 1/01/35	1/25 at 100.00	A	1,133,060
2,345	5.000%, 1/01/38	1/25 at 100.00	A	2,639,720
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba2	1,635,767
	2014A, 5.000%, 2/01/34
3,500	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist	10/20 at 100.00	AA- (4)	3,665,655
	University, Series 2010, 5.000%, 10/01/41 (Pre-refunded 10/01/20)

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
$ 425	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	$ 445,727
5,410	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	5,673,846
1,840	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	2,133,811
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/27	12/22 at 100.00	BBB	2,735,825
4,835	5.000%, 12/15/28	12/22 at 100.00	A3	5,278,321
13,235	5.000%, 12/15/29	12/22 at 100.00	BBB	14,405,503
435	5.000%, 12/15/32	12/22 at 100.00	BBB	470,039
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/19 at 100.00	BBB–	1,671,872
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	9/23 at 100.00	Baa3	2,345,580
	Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013,
	7.000%, 12/31/38 (AMT)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,115,320
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	528,535
5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/22 at 100.00	A–	5,740,667
	Tier Refunding Series 2012A, 5.000%, 8/15/41
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second
	Tier Refunding Series 2015C:
4,000	5.000%, 8/15/32	8/24 at 100.00	BBB+	4,480,320
1,875	5.000%, 8/15/37	8/24 at 100.00	BBB	2,077,781
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier
	Series 2002A:
300	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	288,285
1,020	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	976,048
3,600	0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,116,340
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	5,476,000
	Trust Series 2017A, 4.000%, 10/15/37
4,400	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds,	7/19 at 100.00	N/R (4)	4,540,360
	Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)
368,830	Total Texas			343,652,597
	Utah – 0.5% (0.3% of Total Investments)
2,030	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC,	12/27 at 100.00	N/R	1,946,303
	Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%,	8/19 at 100.00	AA+ (4)	3,029,430
	8/15/41 (Pre-refunded 8/15/19)
3,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A,	7/28 at 100.00	A2	3,466,260
	5.000%, 7/01/48 (AMT)
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis	7/20 at 100.00	BBB–	838,893
	Preparatory Academy, Series 2010, 6.375%, 7/15/40
1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	1,590,096
	School, Series 2010A, 6.375%, 7/15/40
10,395	Total Utah			10,870,982
	Virginia – 1.6% (1.0% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds,	3/25 at 100.00	N/R	553,154
	Series 2015, 5.600%, 3/01/45, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	A (4)	$ 1,995,678
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
10,935	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/27 at 100.00	AA–	12,591,871
	Series 2017, 5.000%, 10/01/47 (AMT)
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/19 at 100.00	B–	5,832,180
	Bonds, Series 2007B1, 5.000%, 6/01/47
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed	6/21 at 100.00	B–	2,858,226
	Bonds, Series 2007B2, 5.200%, 6/01/46
1,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	1,909,550
	LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	2,019,721
4,480	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	4,945,338
3,810	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	4,116,858
34,115	Total Virginia			36,822,576
	Washington – 1.9% (1.2% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	6/19 at 100.00	AAA	1,387,512
	Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/25 at 100.00	AA–	6,886,260
	Refunding Series 2015A, 5.000%, 7/01/38 (UB) (5)
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series	2/21 at 100.00	BBB+	10,345,700
	2011A, 5.000%, 2/01/41
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health	7/25 at 100.00	Baa1	6,173,381
	Services Association, Refunding Series 2015, 4.000%, 7/01/36
7,190	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2	7,532,532
	Research Center, Series 2011A, 5.625%, 1/01/35
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (4)	3,115,841
	Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	2,374,134
	Series 2012A, 5.000%, 10/01/42
4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A+ (4)	4,028,160
	Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	AA+	1,262,683
	12/01/24 – NPFG Insured
41,050	Total Washington			43,106,203
	West Virginia – 0.7% (0.5% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue	12/20 at 100.00	Baa1	3,103,134
	Bonds, Appalachian Power Company – Amos Project, Series 2010, 5.375%, 12/01/38
1,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/19 at 100.00	Baa1	1,970,417
	Medical Center, Series 2009A, 5.625%, 9/01/32
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	5,726,310
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
5,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	5,599,200
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47
15,060	Total West Virginia			16,399,061
	Wisconsin – 1.7% (1.1% of Total Investments)
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science	5/26 at 100.00	N/R	988,270
	Academy Project, Series 2016A, 5.125%, 5/01/36, 144A

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina
	Charter Educational Foundation Project, Series 2016A:
$ 5,375	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	$ 5,148,014
4,440	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	4,047,193
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
80	0.000%, 1/01/47, 144A	No Opt. Call	N/R	2,531
70	0.000%, 1/01/48, 144A	No Opt. Call	N/R	2,195
69	0.000%, 1/01/49, 144A	No Opt. Call	N/R	2,145
66	0.000%, 1/01/50, 144A	No Opt. Call	N/R	2,060
65	0.000%, 1/01/51, 144A	No Opt. Call	N/R	2,012
85	0.000%, 1/01/52, 144A	No Opt. Call	N/R	2,597
84	0.000%, 1/01/53, 144A	No Opt. Call	N/R	2,546
81	0.000%, 1/01/54, 144A	No Opt. Call	N/R	2,445
79	0.000%, 1/01/55, 144A	No Opt. Call	N/R	2,381
78	0.000%, 1/01/56, 144A	No Opt. Call	N/R	2,316
3,777	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	3,605,212
86	0.000%, 1/01/57, 144A	No Opt. Call	N/R	2,552
84	0.000%, 1/01/58, 144A	No Opt. Call	N/R	2,472
81	0.000%, 1/01/59, 144A	No Opt. Call	N/R	2,392
80	0.000%, 1/01/60, 144A	No Opt. Call	N/R	2,331
79	0.000%, 1/01/61, 144A	No Opt. Call	N/R	2,286
76	0.000%, 1/01/62, 144A	No Opt. Call	N/R	2,210
75	0.000%, 1/01/63, 144A	No Opt. Call	N/R	2,151
73	0.000%, 1/01/64, 144A	No Opt. Call	N/R	2,092
72	0.000%, 1/01/65, 144A	No Opt. Call	N/R	2,050
78	0.000%, 1/01/66, 144A	No Opt. Call	N/R	2,198
935	0.000%, 1/01/67, 144A	No Opt. Call	N/R	26,345
1,055	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	11/24 at 100.00	N/R	1,149,908
	Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)
1,200	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	1,217,304
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,	5/26 at 100.00	Baa3	1,038,570
	Refunding Series 2016C, 4.300%, 11/01/30 (AMT)
3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding	No Opt. Call	AA–	3,073,470
	Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured
1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health	4/20 at 100.00	A–	1,427,818
	System, Inc., Series 2010B, 5.000%, 4/01/30
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,319,712
	Series 2012B, 5.000%, 2/15/32
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,
	Inc., Series 2012:
2,105	5.000%, 6/01/32	6/22 at 100.00	A3	2,250,182
2,500	5.000%, 6/01/39	6/22 at 100.00	A3	2,648,075
4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care,	8/24 at 100.00	A+	4,388,360
	Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial
	Hospital, Inc., Series 2014A:
$ 1,415	5.000%, 7/01/27	7/24 at 100.00	A	$ 1,582,762
1,310	5.000%, 7/01/29	7/24 at 100.00	A	1,462,353
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial	7/24 at 100.00	A	3,259,920
	Hospital, Inc., Series 2014B, 5.000%, 7/01/44
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	1,190,829
	Hollow Project Series 2014, 5.250%, 10/01/39
41,423	Total Wisconsin			39,870,259
$ 3,919,262	Total Municipal Bonds (cost $3,332,536,238)			3,632,804,774

Shares	Description (1), (8)			Value
	INVESTMENT COMPANIES – 0.2% (0.1% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.			$ 99,755
26,880	Dreyfus Strategic Municipals Inc.			215,846
131,278	DWS Municipal Income Trust			1,457,186
30,000	Invesco Municipal Opportunity Trust			355,800
43,020	Invesco Trust for Investment Grade Municipals			526,565
43,420	PIMCO Municipal Income Fund II			628,721
	Total Investment Companies (cost $3,325,133)			3,283,873

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1% (0.1% of Total Investments)
	Industrials – 0.1% (0.1% of Total Investments)
$ 2,507	EWM P1 LLC (cash 13.750%, PIK 1.250%) (6), (9)	15.000%	9/01/28	N/R	$ 1,775,074
511	EWM P1 LLC (6), (9)	15.000%	9/01/28	N/R	349,715
3,018	Total Industrials				2,124,789
	Transportation – 0.0% (0.0% of Total Investments)
559	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	371,440
160	Las Vegas Monorail Company, Senior Interest Bonds (6), (9), (10)	5.500%	7/15/55	N/R	79,678
719	Total Transportation				451,118
$ 3,737	Total Corporate Bonds (cost $3,044,733)				2,575,907
	Total Long-Term Investments (cost $3,338,906,104)				3,638,664,554
	Floating Rate Obligations – (1.0)%				(23,620,000)
	MuniFund Preferred Shares, net of deferred offering costs – (28.0)% (11)				(639,955,611)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (31.7)% (12)				(722,179,801)
	Other Assets Less Liabilities – 1.2%				28,707,100
	Net Assets Applicable to Common Shares – 100%				$ 2,281,616,242

NZF	Nuveen Municipal Credit Income Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(9)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)
The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(11)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 17.6%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 19.8%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.1% (99.1% of Total Investments)
	Alabama – 0.8% (0.5% of Total Investments)
$ 182	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	6/19 at 100.00	N/R	$ 2
	Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	700,000
	Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)
213	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds,	9/27 at 100.00	N/R	148,646
	Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City	6/19 at 100.00	B1	1,005,320
	Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds,	9/25 at 100.00	N/R	2,115,000
	University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 6.500%,	10/23 at 105.00	BB+	919,680
	10/01/38 – AGM Insured
2,260	Tuscaloosa County Industrial Development Authority, Florida, Gulf Opportunity Zone	5/29 at 100.00	N/R	2,385,249
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32,
	144A (WI/DD, Settling 5/16/19)
7,655	Total Alabama			7,273,897
	Arizona – 3.1% (2.0% of Total Investments)
5,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest	9/23 at 105.00	BB+	5,197,950
	Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 6.150%, 9/15/53, 144A
1,000	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus	6/28 at 100.00	N/R	1,031,020
	Academy Project, Series 2018A, 6.500%, 6/01/50, 144A
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	N/R	3,783,690
	Project, Tender Option Bond Trust 2016-XF2337, 10.859%, 6/01/42, 144A (IF) (5)
440	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds,	7/24 at 101.00	N/R	434,826
	Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	5/24 at 100.00	N/R	1,097,480
	Desert Heights Charter School, Series 2014, 7.250%, 5/01/44
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	99,298
	Edkey Charter Schools Project, Series 2014A, 6.875%, 7/01/34
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,
	Edkey Charter Schools Project, Series 2016:
245	5.250%, 7/01/36	7/26 at 100.00	BB–	223,364
400	5.375%, 7/01/46	7/26 at 100.00	BB–	354,300
475	5.500%, 7/01/51	7/26 at 100.00	BB–	419,710
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	2/24 at 100.00	N/R	2,304,020
	San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44
465	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy	7/19 at 100.00	N/R (6)	470,124
	Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B	2,318,300
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise
	Education Center Project, Series 2010:
1,315	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	1,319,616
500	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	501,795
1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	6/19 at 100.00	BBB–	1,151,173
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 1,485	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	BB–	$ 1,636,559
	Bonds, Series 2012A, 9.750%, 5/01/25
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	Ba3	3,285,850
	Inc. Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37, 144A
975	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West	7/19 at 100.00	N/R	940,553
	Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)
24,550	Total Arizona			26,569,628
	California – 20.8% (13.5% of Total Investments)
18,875	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	Baa2	21,247,776
	Subordinate Lien Series 2016B, 5.000%, 10/01/37 (UB)
2,205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/19 at 100.00	BB	2,210,821
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds,	4/21 at 100.00	N/R	1,049,830
	SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford
	Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
1,250	12.542%, 11/15/40, 144A (Pre-refunded 11/15/21) (IF) (5)	11/21 at 100.00	AA– (6)	1,711,188
1,875	13.548%, 11/15/40, 144A (Pre-refunded 11/15/21) (IF) (5)	11/21 at 100.00	N/R (6)	2,613,281
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
5,165	5.000%, 8/15/42 (UB) (5)	8/27 at 100.00	Baa2	5,901,116
22,115	5.000%, 8/15/47 (UB) (5)	8/27 at 100.00	Baa2	25,179,476
12,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	13,373,500
	System, Series 2017A-2, 4.000%, 11/01/44 (UB) (5)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
1,000	11.447%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	1,323,240
250	11.449%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA	330,833
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas	8/24 at 100.00	N/R	1,105,660
	Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49
970	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	N/R (6)	1,038,453
	Series 2010B, 7.250%, 8/15/45 (Pre-refunded 8/15/20)
500	California Municipal Finance Authority, Revenue Bonds, California Baptist University,	11/26 at 100.00	N/R	563,830
	Series 2016A, 5.000%, 11/01/36, 144A
7,430	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	7,761,675
	Refunding Series 2017B, 4.000%, 7/01/42 (UB) (5)
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project,	11/19 at 100.00	A3 (6)	1,034,140
	Series 2009, 8.500%, 11/01/39 (Pre-refunded 11/01/19)
20,925	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB+	21,761,163
	Series 2018A, 4.000%, 12/31/47 (AMT) (UB) (5)
400	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	N/R	380,160
	Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017,
	8.000%, 12/01/27, 144A (AMT)
1,950	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley	6/20 at 102.00	N/R	1,267,500
	Learning Corporation, Series 2012A, 0.000%, 6/01/47 (4)
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 12.990%,	3/20 at 100.00	AA	1,451,983
	3/01/40 – AGM Insured, 144A (IF) (5)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
800	5.250%, 12/01/44	12/24 at 100.00	BB–	869,944
1,000	5.500%, 12/01/54	12/24 at 100.00	BB–	1,097,360

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	$ 7,627,823
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist	10/19 at 100.00	BBB+	529,620
	Homes of the West, Series 2010, 6.250%, 10/01/39
500	California Statewide Communities Development Authority, Revenue Bonds, Lancer	6/26 at 100.00	N/R	544,700
	Educational Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46, 144A
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community	9/22 at 100.00	N/R	1,054,690
	Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43
1,580	California Statewide Communities Development Authority, Statewide Community	9/21 at 100.00	N/R	1,624,493
	Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist	11/21 at 100.00	N/R (6)	573,525
	University, Series 2011A, 7.500%, 11/01/41 (Pre-refunded 11/01/21)
1,500	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/19 at 100.00	CC	1,474,470
	Charity Health System, Series 2005A, 5.500%, 7/01/39
1,825	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue	6/19 at 100.00	N/R	1,827,883
	Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C,
	6.500%, 12/15/47
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue	6/19 at 100.00	A+	2,004,320
	Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
2,000	5.000%, 6/01/40 (UB) (5)	6/25 at 100.00	A+	2,256,440
2,000	5.000%, 6/01/45 (UB) (5)	6/25 at 100.00	A+	2,248,600
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B3	3,563,140
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
2,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	2,611,056
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	4,908,000
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
860	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/25 at 100.00	Aa2	1,287,549
	Bonds, Tender Option Bond Trust 2015-XF1038, 10.841%, 6/01/45, 144A (IF) (5)
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond	7/21 at 100.00	N/R (6)	2,115,255
	Trust 3253, 16.127%, 7/15/40, 144A (Pre-refunded 7/15/21) (IF) (5)
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area,
	Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	6/19 at 100.00	N/R	1,016,170
1,000	5.000%, 8/01/35 – AMBAC Insured	6/19 at 100.00	N/R	1,011,510
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment
	Project Areas Housing Programs, Series 2009:
145	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB (6)	146,914
190	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (6)	192,508
390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series	9/23 at 100.00	N/R	417,265
	2013B, 5.250%, 9/01/32
850	Los Angeles County, California, Community Development Commission Headquarters Office	No Opt. Call	N/R	1,103,878
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc.,
	Tender Option Bond Trust, 11.968%, 9/01/42, 144A (IF) (5)
1,825	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	N/R	2,075,846
	Airport, Tender Option Bond Trust 2016-XL0005, 11.591%, 5/15/40, 144A (IF) (5)
1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	1,118,220
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March
	Air Force Base Redevelopment Project, Series 2011A:
1,000	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (6)	1,120,350
1,500	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (6)	1,697,025

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 500	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A (6)	$ 561,435
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	363,089
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 – Insured
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
295	5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (6)	306,192
1,000	6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (6)	1,066,070
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	1,337,652
	Project Area, Series 2011B, 6.750%, 10/01/30
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease
	Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
750	11.992%, 12/01/30, 144A (IF) (5)	No Opt. Call	AA–	1,510,755
2,015	11.992%, 12/01/33, 144A (IF) (5)	No Opt. Call	AA–	4,388,549
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System,
	Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,091,904
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,125,290
4,095	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/21 at 61.78	N/R	2,312,242
	Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D,
	0.000%, 8/01/31, 144A
1,000	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,082,960
	District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (6)	1,095,750
	Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)
1,065	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	1,097,621
	District 16-01, Series 2017, 6.250%, 9/01/47, 144A
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	5/19 at 100.00	B–	1,899,469
	Bonds, Series 2005A-1, 5.500%, 6/01/45
650	Twenty-nine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners	9/21 at 100.00	BBB+ (6)	741,520
	Project Area, Series 2011A, 7.650%, 9/01/42 (Pre-refunded 9/01/21)
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001,	5/23 at 100.00	N/R	1,806,975
	11.490%, 5/15/39, 144A (IF) (5)
165,315	Total California			181,211,652
	Colorado – 7.2% (4.7% of Total Investments)
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue	12/21 at 103.00	N/R	481,095
	Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37
750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/19 at 100.00	BB+	751,605
	Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28
2,220	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	10/22 at 100.00	N/R	2,327,848
	Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42
560	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	582,316
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of	2/24 at 100.00	N/R	2,819,925
	the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes	2/26 at 100.00	N/R	1,009,010
	Project, Series 2016, 6.125%, 2/01/46, 144A
1,285	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project,	12/22 at 100.00	A+	1,395,369
	Series 2012, 5.000%, 12/01/32 (UB) (5)
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of	1/20 at 100.00	AA–	817,118
	Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054,
	12.222%, 1/01/30, 144A (IF)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 518	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	$ ––
	Series 2007, 5.000%, 6/01/18 (4), (7)
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,
	Series 2017:
5,045	0.000%, 4/01/27 (AMT) (4), (7)	No Opt. Call	N/R	635,924
2,224	0.000%, 10/01/27 (AMT) (4), (7)	No Opt. Call	N/R	769,417
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General	12/22 at 100.00	N/R	2,076,840
	Obligation Bonds, Series 2012A, 6.750%, 12/01/39
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	6/19 at 100.00	N/R	600,000
1,500	5.450%, 12/01/34	6/19 at 100.00	N/R	900,000
1,000	Cross Creek North Community Development District, Clay County, Florida, Special	11/29 at 100.00	N/R	1,030,970
	Assessment Bonds, Series 2018, 5.375%, 11/01/50, 144A
10,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	10,454,600
	2018A, 4.000%, 12/01/48 (AMT) (UB) (5)
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.010%,	No Opt. Call	BBB+	1,605,580
	9/01/27 – NPFG Insured
708	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado,	12/20 at 103.00	N/R	711,540
	General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45
880	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax	3/20 at 100.00	N/R	896,465
	Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%,
	3/01/40 – Insured
1,000	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax	3/20 at 100.00	N/R	954,050
	Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	1,035,100
2,080	6.000%, 12/01/38	12/24 at 100.00	N/R	2,144,376
1,989	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue	12/19 at 100.00	N/R	1,915,845
	Bonds, Series 2009A-1, 9.000%, 8/01/39 (4)
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited	12/24 at 100.00	N/R	2,047,700
	Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44
912	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited	6/19 at 100.00	N/R	911,982
	Tax, Series 2007A, 5.500%, 12/01/37
1,000	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General	12/20 at 103.00	N/R	1,017,010
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44
305	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General	12/21 at 103.00	N/R	310,618
	Obligation Bonds, Subordinated Limited Tax Convertible to Unlimited Tax Series 2016B,
	8.000%, 12/15/46
2,000	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue	12/20 at 103.00	N/R	2,003,900
	Bonds, Refunding Series 2015, 5.500%, 12/01/45
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
675	5.250%, 12/01/36	12/21 at 103.00	N/R	674,946
1,265	5.375%, 12/01/46	12/21 at 103.00	N/R	1,264,734
2,930	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds,	6/19 at 100.00	N/R	2,876,234
	Series 2007, 6.750%, 1/01/34
500	Larkridge Metropolitan District No 2, In the City of Thornton, Adams County, Colorado,	12/23 at 103.00	N/R	510,315
	General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds, Refunding
	Series 2019, 5.250%, 12/01/48
1,250	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to	12/20 at 100.00	N/R	1,257,387
	Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	509,725
	General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax	12/21 at 103.00	N/R	$ 504,835
	General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45
500	Midcities Metropolitan District No 2, In the City and County of Broomfield, Colorado,	12/21 at 103.00	N/R	501,880
	Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds,	6/19 at 100.00	N/R	2,000,000
	Refunding & Improvement Series 2006, 6.125%, 12/01/35 (4)
1,000	Pinon Pines Metropolitan District No 1, El Paso County, Colorado, General Obligation	12/21 at 103.00	N/R	934,010
	Limited Tax Bonds, Series 2016, 5.375%, 12/01/46
1,080	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds,	12/20 at 103.00	N/R	1,129,853
	Limited Tax Series 2015A, 5.750%, 12/01/39
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	7/20 at 100.00	BBB+	1,043,890
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,038,020
1,000	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds,	12/23 at 103.00	N/R	1,025,340
	Series 2018, 6.250%, 12/01/57
978	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/19 at 103.00	N/R	1,005,462
	Obligation Bonds, Series 2015A, 6.000%, 12/01/38
875	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/19 at 103.00	N/R	886,226
	Obligation Bonds, Series 2015B, 7.750%, 12/15/38
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax	6/19 at 100.00	N/R	480,000
	Convertible to Unlimited, Series 2007, 0.000%, 12/01/31 (4)
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	1,854,404
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39 – Insured
965	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds,	12/21 at 103.00	N/R	969,690
	Refunding Limited Tax Series 2016B, 7.250%, 12/15/45
71,559	Total Colorado			62,673,154
	Connecticut – 0.5% (0.3% of Total Investments)
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/20 at 100.00	N/R (6)	2,640,750
	Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39 (Pre-refunded 4/01/20)
6,109	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	209,224
	Series 2013A, 0.190%, 7/01/31 (cash 4.000%, PIK 2.050%)
1,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project,	4/21 at 100.00	N/R (6)	1,099,370
	Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)
9,609	Total Connecticut			3,949,344
	Delaware – 0.3% (0.2% of Total Investments)
2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc.	3/25 at 100.00	N/R	2,665,425
	Project, Series 2015A, 7.000%, 9/01/45, 144A
	District of Columbia – 0.5% (0.3% of Total Investments)
165	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	181,498
	Bonds, Series 2001, 6.500%, 5/15/33
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public	11/20 at 100.00	B–	1,018,590
	Policy, Series 2011, 7.500%, 11/15/31
28	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust	4/21 at 100.00	N/R (6)	33,454
	2016-XG0094, 16.514%, 10/01/37, 144A (Pre-refunded 4/01/19) (IF) (5)
2,472	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust	4/21 at 100.00	A1	2,953,471
	2016-XG0094, 16.514%, 10/01/37, 144A (IF) (5)
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	N/R (6)	293,360
	(Pre-refunded 7/01/23)
3,915	Total District of Columbia			4,480,373

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 14.7% (9.5% of Total Investments)
$ 1,500	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	11/21 at 100.00	N/R	$ 1,500,765
	Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46
795	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	6/19 at 100.00	N/R	795,040
	Series 2006A, 5.125%, 5/01/38
1,810	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/22 at 100.00	N/R	1,853,730
	Series 2012, 6.700%, 5/01/42
1,735	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/25 at 100.00	N/R	1,740,725
	Series 2015, 5.375%, 5/01/45
995	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special	11/25 at 100.00	N/R	1,034,362
	Assessment Bonds, Series 2015, 5.250%, 11/01/46
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	1,034,877
	Phase 1 Project, Series 2013A, 6.125%, 11/01/33
1,800	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds,	5/23 at 100.00	N/R	1,822,122
	Refunding Series 2013, 5.125%, 5/01/43
2,700	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech	11/19 at 100.00	BB+	2,739,852
	Project, Series 2009, 6.500%, 11/01/29
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000,	6/19 at 100.00	Caa1	700,315
	7.500%, 11/01/20 (AMT)
1,435	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital	6/19 at 100.00	Baa2	1,452,966
	Projects Loan Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured
1,000	Capital Trust Agency, Florida, Revenue Bonds, Palm Coast Senior Living Community	4/24 at 103.00	N/R	956,430
	Project, Series 2017A, 7.000%, 10/01/49, 144A
2,595	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center,	6/28 at 100.00	N/R	2,752,049
	Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
1,000	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior	8/24 at 103.00	N/R	1,024,500
	Housing, Inc. Project, Series 2017, 5.875%, 8/01/52, 144A
1,000	Celebration Pointe Community Development District 1, Alachua County, Florida, Special	5/24 at 100.00	N/R	1,016,060
	Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community	5/24 at 100.00	N/R	2,009,780
	Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.750%, 5/15/35, 144A
895	Copperstone Community Development District, Manatee County, Florida, Capital Improvement	6/19 at 100.00	N/R	895,519
	Revenue Bonds, Series 2007, 5.200%, 5/01/38
900	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special	6/19 at 100.00	N/R	894,195
	Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37
800	Fishhawk Community Development District IV, Hillsborough County, Florida, Special	5/23 at 100.00	N/R	875,352
	Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/24 at 100.00	N/R	1,948,975
	Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown	7/27 at 100.00	N/R	1,022,490
	Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida	7/26 at 100.00	N/R	562,458
	Charter Foundation Inc. Projects, Series 2016A, 5.000%, 7/15/46, 144A
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/20 at 100.00	BB+	1,029,980
	Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/40
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/21 at 100.00	BB	2,150,020
	Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/23 at 100.00	N/R	4,577,440
	Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44
	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,
	Virgin Trains USA Passenger Rail Project , Series 2019A:
4,605	6.250%, 1/01/49, 144A (AMT) (Mandatory Put 1/01/24)	1/20 at 104.00	N/R	4,712,296
25,000	6.375%, 1/01/49, 144A (AMT) (Mandatory Put 1/01/26)	1/20 at 105.00	N/R	25,680,750

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	11/22 at 100.00	N/R	$ 2,658,150
	Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	5/24 at 100.00	N/R	1,073,490
	Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2,
	6.500%, 5/01/39
1,935	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds,	5/24 at 100.00	N/R	1,996,688
	Special Assessment, Refunding Series 2014, 5.250%, 5/01/32
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment	11/22 at 100.00	N/R	1,047,730
	Bonds, Series 2012, 5.750%, 11/01/42
665	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood	5/25 at 100.00	N/R	673,991
	Centre North Project, Series 2015, 4.875%, 5/01/45
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	6/19 at 100.00	BB–	1,971,420
	County Community Charter Schools, Series 2007A, 5.375%, 6/15/37
630	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue	12/22 at 105.00	N/R	646,689
	Bonds, Preserve Project, Series 2017A, 5.750%, 12/01/52, 144A
12,190	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45 (UB) (5)	9/25 at 100.00	AA–	13,904,889
750	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue	7/27 at 100.00	N/R	751,845
	Bonds, South Florida Autism Charter School Project, Series 2017, 6.000%, 7/01/47, 144A
1,085	Miami World Center Community Development District, Miami-Dade County, Florida, Special	11/27 at 100.00	N/R	1,131,037
	Assessment Bonds, Series 2017, 5.250%, 11/01/49
750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op	9/25 at 100.00	N/R	773,280
	Charter Schools Project, Series 2015A, 6.000%, 9/15/45, 144A
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond	10/20 at 100.00	Aa3 (6)	1,486,662
	Trust 2016-XG0030, 11.185%, 10/01/39, 144A (Pre-refunded 10/01/20) – AGM Insured (IF)
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	8/26 at 100.00	N/R	972,603
	Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences
	of Boca Raton Project, Series 2014A:
620	7.000%, 6/01/29	6/22 at 102.00	N/R	690,872
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,505,561
3,530	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella	6/19 at 100.00	N/R	3,538,613
	Collina, Series 2004, 5.750%, 5/01/35
1,660	Reunion West Community Development District, Florida, Special Assessment Bonds, Series	5/22 at 100.00	N/R	1,758,737
	2004A-1, 6.250%, 5/01/36
2,500	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series	11/27 at 100.00	N/R	2,742,025
	2016, 6.000%, 11/01/47
990	Shingle Creek Community Development District, Osceola County, Florida, Special	11/25 at 100.00	N/R	1,015,047
	Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45
850	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital	6/19 at 100.00	N/R	850,298
	Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38
2,500	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	6/19 at 100.00	N/R	2,501,200
	Capital Appreciation, Series 2012A-3, 6.610%, 5/01/40
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	1,285,438
	Capital Appreciation, Series 2012A-4, 6.610%, 5/01/40
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,
	Series 2007-3:
120	6.375%, 5/01/17 (4)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (4)	6/19 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/19 at 100.00	N/R	28
	Series 2007A-2, 5.250%, 5/01/39 (4)
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Non	6/19 at 100.00	N/R	120,119
	Performing Parcel Series 2007-1 RMKT, 6.650%, 5/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 585	Tolomato Community Development District, Florida, Special Assessment Bonds, Non	6/19 at 100.00	N/R	$ 585,064
	Performing Parcel Series 2007A-1 RMKT, 5.250%, 5/01/39
3,740	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	3,070,839
	Series 2015-1, 6.610%, 5/01/40
2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	1,551,649
	Series 2015-2, 6.610%, 5/01/40
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	25
	Series 2015-3, 6.610%, 5/01/40 (4)
3,420	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	6/19 at 100.00	N/R	3,423,967
	5.400%, 5/01/37
3,335	Twin Creeks North Community Development District, Florida, Special Assessment Bonds,	11/31 at 100.00	N/R	3,462,464
	Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special	11/28 at 100.00	N/R	1,293,140
	Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43
975	Waterset North Community Development District, Hillsborough County, Florida, Special	11/24 at 100.00	N/R	1,022,980
	Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45
130,875	Total Florida			128,289,603
	Georgia – 0.8% (0.5% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	1,030,090
	Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	1,339,550
	Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten	10/23 at 100.00	N/R	1,977,892
	Academy Project, Series 2013A, 7.125%, 10/01/43
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project,	4/23 at 100.00	N/R	1,023,430
	Series 2013A, 6.500%, 4/01/43
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
360	5.500%, 7/15/23	7/21 at 100.00	N/R	361,356
767	5.500%, 7/15/30	7/21 at 100.00	N/R	768,223
842	5.500%, 1/15/36	7/21 at 100.00	N/R	843,543
7,099	Total Georgia			7,344,084
	Guam – 0.3% (0.2% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	N/R (6)	2,516,125
	(Pre-refunded 11/15/19)
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	380,870
2,775	Total Guam			2,896,995
	Hawaii – 0.2% (0.1% of Total Investments)
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	7/19 at 100.00	BBB–	1,670,706
	Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39
	Idaho – 0.1% (0.0% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	AA–	601,000
	Tender Option Bond Trust 2016-XG0066, 10.061%, 3/01/47, 144A (IF) (5)
	Illinois – 28.6% (18.5% of Total Investments)
625	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	6/19 at 100.00	N/R	613,213
10,670	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	12,363,756
	Series 2016, 6.000%, 4/01/46 (UB) (5)
1,500	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	B+	1,579,560
	Project Series 2015C, 5.250%, 12/01/39

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	B2	$ 1,017,750
	Refunding Series 2010F, 5.000%, 12/01/31
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	B+	1,049,650
	Refunding Series 2018D, 5.000%, 12/01/46
15,385	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	18,012,296
	Series 2016A, 7.000%, 12/01/44
2,025	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	B+	2,329,600
	Series 2016B, 6.500%, 12/01/46
9,910	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	B+	12,013,893
	Series 2017A, 7.000%, 12/01/46, 144A
3,000	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation	12/24 at 100.00	AA+	3,312,510
	Bonds, Capital Improvement, Green 2014 Series 2015A, 5.000%, 12/01/44 (UB) (5)
7,500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3	7,896,825
	5.250%, 12/01/40 (UB) (5)
1,511	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State	5/19 at 100.00	N/R	1,511,275
	Redevelopment Project, Series 2012, 6.100%, 1/15/29
2,408	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue	6/19 at 100.00	N/R	1,778,860
	Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)
5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/29 at 100.00	A	5,230,900
	Refunding Senior Lien Series 2018A, 4.000%, 1/01/43 (AMT) (UB) (5)
30,500	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/29 at 100.00	A	35,705,435
	Lien Series 2018B, 5.000%, 1/01/48 (UB) (5)
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A,	1/24 at 100.00	Ba1	2,149,880
	5.250%, 1/01/30
9,400	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	10,725,024
	6.000%, 1/01/38
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D,	1/25 at 100.00	Ba1	1,087,810
	5.500%, 1/01/37
130	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	137,875
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
7,500	5.000%, 1/01/44 (UB) (5)	1/29 at 100.00	BBB+	7,966,050
8,000	5.500%, 1/01/49 (UB) (5)	1/29 at 100.00	BBB–	8,838,720
1,500	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F,	1/25 at 100.00	Ba1	1,618,065
	5.500%, 1/01/42
5,000	City of Chicago, Illinois, Chicago O’Hare International Airport, Senior Special	7/28 at 100.00	BBB+	5,636,400
	Facilities Revenue Bonds, TRIPs Obligated Group, Series 2018, 5.000%, 7/01/48 (AMT)
4,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	BB	4,157,480
	Corporation Project, Series 2010, 6.750%, 10/15/40 – Insured
5,000	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A,	11/26 at 100.00	N/R	4,581,200
	6.375%, 11/01/46, 144A
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	1,042,870
	Corporation Project, Series 2010, 6.500%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
25	4.000%, 2/15/41 (Pre-refunded 2/15/27) (UB)	2/27 at 100.00	N/R (6)	28,588
11,150	4.000%, 2/15/41 (UB)	2/27 at 100.00	Aa2	11,828,032
1,000	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A,	10/22 at 100.00	BBB–	1,062,080
	6.000%, 10/01/48
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series	1/28 at 100.00	Aa2	5,293,850
	2017A, 4.000%, 7/15/47 (UB) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
$ 25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (6)	$ 25,432
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (6)	2,924,622
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (6)	2,029,800
3,850	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (6)	3,908,289
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond
	Trust 2015-XF0121:
1,685	14.960%, 8/15/41, 144A (IF) (5)	8/21 at 100.00	AA	2,232,541
250	14.969%, 8/15/41, 144A (IF) (5)	8/21 at 100.00	AA	331,298
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/27 at 100.00	AA–	5,258,100
	Series 2016B, 4.000%, 8/15/41 (UB) (5)
	Illinois State, General Obligation Bonds, November Series 2016:
1,000	5.000%, 11/01/35	11/26 at 100.00	BBB–	1,064,720
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	1,061,400
9,945	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%,	No Opt. Call	BBB	11,000,065
	11/01/27 (UB) (5)
630	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	BBB–	648,761
5,445	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation	6/26 at 100.00	BBB	5,549,871
	September Series 2016C, 4.000%, 6/15/31 (UB) (5)
2,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	6/19 at 100.00	N/R	1,850,460
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36
10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB–	5,821,900
	Expansion Project, Series 2002A, 0.000%, 12/15/33 – NPFG Insured
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (6)	870,872
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
900	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series	12/23 at 100.00	N/R	926,109
	2013B, 7.000%, 12/01/33
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018C:
9,875	5.000%, 1/01/36 (UB) (5)	1/29 at 100.00	AA–	11,271,523
17,750	5.250%, 1/01/48 (UB) (5)	1/29 at 100.00	AA–	20,137,198
1,000	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (6)	1,230,510
	Group, Inc., Series 2013, 7.125%, 11/01/43 (Pre-refunded 11/01/23)
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement	5/19 at 100.00	N/R	474,350
	Project Revenue Bonds, Series 2007, 4.800%, 1/01/26 (4)
230,664	Total Illinois			249,187,268
	Indiana – 2.2% (1.4% of Total Investments)
3,830	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A,	6/19 at 100.00	N/R	3,864,164
	6.650%, 7/15/24
1,000	Gary, Indiana, Revenue Anticipation Notes, Series 2019, 5.000%, 2/25/20	6/19 at 100.00	N/R	985,360
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender	No Opt. Call	AA	2,063,150
	Option Bond Trust 2016-XL0019, 12.075%, 4/01/30, 144A (IF) (5)
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy	No Opt. Call	A	1,475,550
	Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 11.352%,
	10/15/20, 144A (IF) (5)
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter	12/25 at 100.00	BB–	1,070,990
	School Project, Series 2015A, 7.250%, 12/01/45
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	No Opt. Call	B	1,016,590
	Corporation Project, Refunding Series 2011, 6.000%, 12/01/19
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	8/22 at 100.00	B	2,024,560
	Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health	8/20 at 100.00	Baa2	$ 518,485
	Services, Series 2010, 5.500%, 8/15/45
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds,
	Tender Option Bond Trust 2015-XF0106:
1,290	11.117%, 12/01/37, 144A (Pre-refunded 12/01/20) (IF) (5)	12/20 at 100.00	AA– (6)	1,550,232
1,250	12.117%, 12/01/38, 144A (Pre-refunded 12/01/19) (IF) (5)	12/19 at 100.00	AA– (6)	1,354,675
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project,	11/23 at 100.00	N/R	1,107,840
	Series 2013, 7.250%, 11/01/43 (AMT)
940	St Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village	6/19 at 100.00	N/R	939,934
	Apartments, Series 2005A, 7.500%, 7/01/35
1,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx	No Opt. Call	N/R	1,371,136
	USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)
17,435	Total Indiana			19,342,666
	Iowa – 0.8% (0.5% of Total Investments)
1,030	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc.	8/22 at 100.00	Ba2	1,066,256
	Project, Series 2012, 4.750%, 8/01/42
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B–	2,156,540
	Company Project, Series 2013, 5.250%, 12/01/25
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	6/19 at 100.00	B2	990,100
2,900	5.625%, 6/01/46	6/19 at 100.00	B	2,869,840
6,930	Total Iowa			7,082,736
	Kansas – 0.7% (0.4% of Total Investments)
5,305	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health	9/25 at 100.00	AA–	5,948,178
	System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB) (5)
	Kentucky – 7.3% (4.7% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro
	Health, Refunding Series 2017A:
3,300	5.000%, 6/10/19	6/27 at 100.00	Baa3	3,588,816
5,450	5.000%, 6/01/41	6/27 at 100.00	BB+	5,936,903
12,665	5.000%, 6/01/45 (UB) (5)	6/27 at 100.00	BB+	13,773,441
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	BB+ (6)	523,190
	Medical Health System, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
11,000	5.000%, 7/01/37 (UB)	7/25 at 100.00	Baa2	12,051,710
9,295	5.000%, 7/01/40 (UB)	7/25 at 100.00	Baa2	9,989,615
16,800	5.000%, 1/01/45 (UB)	7/25 at 100.00	Baa2	17,863,608
59,010	Total Kentucky			63,727,283
	Louisiana – 1.4% (0.9% of Total Investments)
2,205	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	2,355,028
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
500	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB	531,780
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
	Louisiana Local Government Environmental Facilities and Community Development Authority,
	Revenue Bonds, Woman’s Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
750	14.268%, 10/01/40, 144A (Pre-refunded 10/01/20) (IF) (5)	10/20 at 100.00	N/R (6)	928,433
750	14.275%, 10/01/40, 144A (Pre-refunded 10/01/20) (IF) (5)	10/20 at 100.00	N/R (6)	928,538
1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	1,094,950
	(US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,785	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	$ 1,934,047
	Foundation Project, Series 2011A, 7.750%, 12/15/31
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	No Opt. Call	BBB	1,917,260
	Refunding Series 2017, 5.250%, 10/01/33
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter	12/23 at 100.00	N/R	2,259,177
	Academy Foundation Project, Series 2013A, 8.125%, 12/15/33
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds,	No Opt. Call	N/R	20
	Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24, 144A (AMT)
13,100	Total Louisiana			11,949,233
	Maryland – 0.8% (0.5% of Total Investments)
3,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	9/20 at 100.00	BB–	3,086,850
	Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	6/19 at 100.00	N/R	2,530,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (4)
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	6/19 at 100.00	N/R	1,581,250
	Conference Center, Series 2006B, 5.250%, 12/01/31 (4)
9,500	Total Maryland			7,198,100
	Massachusetts – 1.7% (1.1% of Total Investments)
5,735	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/26 at 100.00	A	5,996,172
	Series 2017B, 4.250%, 7/01/46 (AMT) (UB) (5)
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%,	3/24 at 100.00	AA	5,598,950
	3/01/46 (UB) (5)
2,985	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%,	4/25 at 100.00	AA	3,237,710
	4/01/33 (UB) (5)
13,720	Total Massachusetts			14,832,832
	Michigan – 1.7% (1.1% of Total Investments)
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
10	5.500%, 5/01/21 – ACA Insured	6/19 at 100.00	B–	10,029
330	5.500%, 5/01/21	6/19 at 100.00	B–	326,304
87	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22	6/19 at 100.00	N/R	86,570
915	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope	4/21 at 100.00	B	789,426
	Academy Project, Series 2011, 8.125%, 4/01/41
1,245	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds,	7/27 at 100.00	N/R	999,162
	Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%,
	7/15/46, 144A – Insured
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
2,225	4.350%, 10/01/45 (UB) (5)	10/24 at 100.00	AA	2,324,480
4,500	4.600%, 4/01/52 (UB) (5)	10/24 at 100.00	AA	4,730,760
1,620	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	6/19 at 100.00	N/R	1,620,502
	Montessori Academy, Series 2007, 6.500%, 12/01/37
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	6/19 at 100.00	BBB–	1,001,550
	Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	6/19 at 100.00	BBB–	1,000,260
	Richfield Public School Academy, Series 2007, 5.000%, 9/01/36
805	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	6/19 at 100.00	N/R	805,032
	David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37
865	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project,	12/23 at 100.00	N/R	973,367
	Series 2018, 7.000%, 12/01/30, 144A (AMT)
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005,	6/19 at 100.00	B+	500,240
	6.375%, 11/01/35
15,102	Total Michigan			15,167,682

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.8% (0.5% of Total Investments)
$ 665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy	7/25 at 100.00	N/R	$ 692,418
	Project, Series 2015A, 5.500%, 7/01/35
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project,	7/25 at 100.00	B–	868,860
	Series 2015A, 6.000%, 7/01/45
505	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of	7/26 at 100.00	N/R	495,238
	Performing Arts Project, Series 2016A, 5.000%, 7/01/47
2,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	7/26 at 100.00	N/R	2,045,740
	Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint	10/22 at 100.00	Ba1	2,937,360
	Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)
7,170	Total Minnesota			7,039,616
	Mississippi – 0.1% (0.1% of Total Investments)
617	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care	10/19 at 100.00	N/R	618,182
	Apartments, Series 2004-2, 6.125%, 9/01/34 (AMT)
	Missouri – 2.2% (1.5% of Total Investments)
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	10/19 at 100.00	A–	1,011,880
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
1,585	Joplin Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Joplin	4/23 at 100.00	N/R	1,661,191
	Recovery TIF Redevelopment Project, Series 2013B, 5.875%, 4/01/36
655	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	660,306
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty	6/25 at 100.00	N/R	2,008,540
	Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A
10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/27 at 100.00	AA–	10,475,500
	Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB) (5)
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project,	6/19 at 100.00	N/R	1,068,650
	Series 2007A, 5.350%, 6/15/32
960	Saint Louis Land Clearance for Redevelopment Authority, Tax-Exempt Recovery Zone	9/20 at 100.00	N/R	981,840
	Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B,
	7.000%, 9/01/35
1,353	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square	9/19 at 100.00	N/R	1,352,066
	Redevelopment Project, Series 2008A, 6.300%, 8/22/26
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment	No Opt. Call	N/R	256,200
	Projects, Series 2007A, 6.000%, 12/31/26
19,385	Total Missouri			19,476,173
	Nevada – 1.5% (1.0% of Total Investments)
1,000	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local	9/28 at 100.00	N/R	1,022,380
	Improvement Bonds, Series 2018, 5.375%, 9/01/48
10,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A+	10,527,100
	Bonds, Series 2018B, 4.000%, 7/01/49 (UB) (5)
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales
	Tax Revenue Bonds Series 2008A:
305	6.500%, 6/15/20	5/19 at 100.00	Ba3	305,332
1,500	6.750%, 6/15/28	5/19 at 100.00	Ba3	1,501,545
12,805	Total Nevada			13,356,357
	New Jersey – 6.0% (3.9% of Total Investments)
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	2,713,175
	Buildings-Health Department & Taxation Division Office Project, Series 2018A,
	5.000%, 6/15/47 (UB) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 5,000	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	$ 5,426,350
	Buildings-Juvenile Justice Commission Facilities Project, Series 2018C, 5.000%, 6/15/47 (UB) (5)
9,500	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	10,304,080
	2017DDD, 5.000%, 6/15/42 (UB) (5)
2,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	Ba3	2,291,394
	Airlines Inc., Series 1999, 5.250%, 9/15/29 (AMT)
1,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	Ba3	1,229,612
	Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident	6/20 at 100.00	N/R (6)	1,046,150
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series
	2010A, 5.875%, 6/01/42 (Pre-refunded 6/01/20)
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and	6/19 at 100.00	N/R (6)	602,850
	Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/19 at 100.00	BB+	5,215,288
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	20,234,400
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (5)
1,000	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate	1/28 at 100.00	Baa1	1,107,180
	Series 2017B, 5.000%, 1/01/42 (AMT)
2,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB	2,297,856
	Bonds, Series 2018B, 5.000%, 6/01/46
40,180	Total New Jersey			52,468,335
	New Mexico – 0.6% (0.4% of Total Investments)
320	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital	9/19 at 53.94	N/R	147,200
	Appreciation Taxable Series 2015D, 0.000%, 3/01/32
55	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	55,427
	Series 2015A, 5.900%, 9/01/32
250	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	9/25 at 100.00	N/R	251,943
	Series 2015B, 5.900%, 9/01/32
415	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds,	No Opt. Call	N/R	407,090
	Series 2015C, 5.900%, 9/01/32
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy	10/23 at 100.00	N/R	1,253,136
	Revenue Bonds, Series 2013, 7.250%, 10/01/43
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena	7/20 at 100.00	BBB	993,525
	Project, Series 2010A, 5.875%, 7/01/30
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue	10/24 at 100.00	N/R	1,049,162
	Bonds, Series 2014, 6.750%, 10/01/33
1,452	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross	5/20 at 103.00	N/R	1,476,176
	Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A
5,687	Total New Mexico			5,633,659
	New York – 9.5% (6.2% of Total Investments)
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (6)	1,034,280
	Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)
4,000	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	4,386,280
	Medicine, Inc., Series 2015, 5.500%, 9/01/45, 144A
500	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	8/28 at 100.00	BBB	520,815
	Series 2018A, 4.000%, 8/01/38
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	226,920
	Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A	11,269,700
	2016C-1, 5.000%, 11/15/56 (UB) (5)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 14,260	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	9/26 at 100.00	Aa2	$ 14,728,869
	Bonds, Sustainable Neighborhood Series 2018K, 4.125%, 11/01/53 (UB) (5)
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
1,500	3.163%, 10/01/37 (4)	6/19 at 101.00	N/R	982,500
5,000	3.231%, 10/01/46 (4)	6/19 at 101.00	N/R	3,275,000
470	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	6/19 at 100.00	N/R	459,674
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
7,075	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%,	8/26 at 100.00	AA	8,210,325
	8/01/38 (UB) (5)
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port	12/21 at 100.00	AA–	652,840
	Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062,
	11.497%, 12/15/41, 144A (IF) (5)
3,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,230,910
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,585,757
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	7,077,060
	Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A
1,375	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	1/20 at 100.00	BBB–	1,418,808
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2010,
	6.375%, 7/15/49
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding
	Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond
	Trust 2016-XG0018, Formerly Tender Option:
250	11.945%, 1/15/44, 144A (IF) (5)	1/20 at 100.00	AA+	273,280
625	11.945%, 1/15/44, 144A (IF) (5)	1/20 at 100.00	AA+	683,200
4,985	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	A2	5,492,074
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 –
	AGM Insured (AMT) (UB) (5)
3,265	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	3,762,390
	Series 2017, 5.000%, 4/15/57 (UB) (5)
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	560,994
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
9,975	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	BBB–	10,959,732
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46 (UB) (5)
77,760	Total New York			82,791,408
	North Carolina – 0.1% (0.1% of Total Investments)
940	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	1,139,383
	Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 12.335%,
	1/15/42, 144A (IF)
	North Dakota – 0.1% (0.1% of Total Investments)
2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	800,000
	Project, Series 2013, 7.750%, 9/01/38 (4)
	Ohio – 8.3% (5.4% of Total Investments)
30,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	5/19 at 8.78	N/R	722,545
	Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
10,000	5.875%, 6/01/30	5/19 at 100.00	Caa3	9,575,000
6,875	5.750%, 6/01/34	5/19 at 100.00	Caa3	6,526,575
10,500	5.875%, 6/01/47	5/19 at 100.00	B–	9,975,210
2,005	6.500%, 6/01/47	5/19 at 100.00	B–	2,000,228

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 5,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	Caa1	$ 5,384,958
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center	12/22 at 100.00	N/R	1,497,990
	Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project,	12/20 at 100.00	AA–	1,325,474
	Series 2010B, 6.000%, 12/01/30
11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/26 at 100.00	A2	11,513,772
	Obligated Group, Series 2016, 4.000%, 8/01/47 (UB) (5)
2,800	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	2,555,000
	FirstEnergy Generation Corporation Project, Series 2009A, 0.000%, 8/01/20 (4)
2,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	CCC+	2,015,000
	FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (4)
4,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	4,334,375
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (AMT)
	(Mandatory Put 5/01/20) (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,737,500
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34
	(Mandatory Put 7/01/21) (4)
3,085	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	2,815,062
	Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (4)
255	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	232,688
	Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory
	Put 4/01/20) (4)
995	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	907,937
	Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (AMT)
	(Mandatory Put 5/01/20) (4)
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	3,000,000
	Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (4)
3,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997	6/19 at 100.00	B1	3,004,950
	Remarketed, 5.600%, 8/01/32 (AMT)
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	2,094,760
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
6,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste	6/19 at 101.00	N/R	60
	Inc., Series 2007A, 6.350%, 7/01/27 (AMT) (4)
110,165	Total Ohio			72,219,084
	Oklahoma – 0.3% (0.2% of Total Investments)
1,925	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R	2,165,356
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
	Pennsylvania – 2.4% (1.5% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
500	6.750%, 11/01/24	11/19 at 100.00	B	506,505
2,000	6.875%, 5/01/30	11/19 at 100.00	B	2,014,860
1,250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	5/28 at 100.00	N/R	1,316,738
	Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A
2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,281,250
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41
	(Mandatory Put 6/01/20) (4)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 2,715	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	$ 2,477,437
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (4)
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R (6)	218,870
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454,
	12.733%, 8/01/38, 144A (Pre-refunded 8/01/20) (IF) (5)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	4,563
	Shippingport Project, First Energy Guarantor, Series 2006A, 0.000%, 11/01/41 (Mandatory Put
	12/03/18) (4)
4,250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	9/25 at 100.00	B3	4,349,237
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38
4,115	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	6/19 at 100.00	BB+	4,116,358
	Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (AMT)
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva	1/23 at 100.00	N/R	2,757,675
	Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33
510	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	550,535
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A,
	5.625%, 7/01/36
180	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania,	5/24 at 100.00	BB+	183,362
	Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28
20,710	Total Pennsylvania			20,777,390
	Puerto Rico – 1.3% (0.8% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
5,260	6.000%, 7/01/38	6/19 at 100.00	C	5,279,725
2,125	6.000%, 7/01/44	6/19 at 100.00	C	2,132,969
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	C	996,250
	5.250%, 7/01/42
500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build	7/20 at 100.00	D	406,250
	America Bonds, Series 2010YY, 4.134%, 7/01/40 (4)
3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA, 3.544%,	7/20 at 100.00	D	2,437,500
	7/01/25 (4)
11,885	Total Puerto Rico			11,252,694
	Rhode Island – 0.3% (0.2% of Total Investments)
1,000	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds,	1/21 at 100.00	N/R (6)	1,109,010
	Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)
18,260	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	5/19 at 14.18	CCC+	1,878,041
	Bonds, Series 2007A, 0.000%, 6/01/52
19,260	Total Rhode Island			2,987,051
	South Carolina – 2.3% (1.5% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	6/19 at 100.00	N/R	840,000
	District, Series 2007A, 7.750%, 11/01/39 (4)
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement	No Opt. Call	N/R	730,170
	District, Series 2007B, 7.700%, 11/01/17 (4)
1,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	11/24 at 100.00	N/R	1,118,220
	Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (6)	1,384,337
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
3,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A+	3,401,730
	Series 2016B, 5.000%, 12/01/46 (UB) (5)
11,615	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	12,675,914
	2014A, 5.000%, 12/01/49 (UB) (5)
24,342	Total South Carolina			20,150,371

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 4.0% (2.6% of Total Investments)
$ 3,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/20 at 100.00	Baa1 (6)	$ 3,166,590
	Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38 (Pre-refunded 7/01/20)
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
11,095	5.000%, 7/01/40 (UB)	7/26 at 100.00	Aa1	12,454,027
5,240	5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	Aa1	5,855,543
5,000	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds,	6/27 at 100.00	N/R	5,471,700
	Provision Cares Proton Therapy Center, Nashville Project, Series 2017A, 7.500%, 6/01/47, 144A
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	7,103,441
	5.625%, 9/01/26
940	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue	6/19 at 100.00	N/R	844,496
	Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46
31,299	Total Tennessee			34,895,797
	Texas – 5.5% (3.5% of Total Investments)
1,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement	9/22 at 103.00	N/R	1,017,200
	District Phase 1 Project, Series 2014, 7.000%, 9/01/40
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (6)	267,343
1,000	6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (6)	1,081,440
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano
	Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
1,965	8.750%, 2/15/28	6/19 at 100.00	B	1,969,303
2,000	9.000%, 2/15/38	6/19 at 100.00	B	2,003,960
4,165	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	Aa2	4,747,350
	5.000%, 12/01/48 (UB) (5)
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
410	6.625%, 9/01/31 – Insured	9/23 at 100.00	N/R	479,175
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,134,270
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	1,542,795
	Inc. Project, Series 2012A RMKT, 4.750%, 5/01/38
1,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	6/19 at 100.00	B3	1,005,270
	Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)
835	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series	6/19 at 100.00	N/R	813,390
	2006A, 6.000%, 2/15/36
3,500	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area	7/22 at 100.00	N/R	3,582,005
	Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012,
	8.250%, 7/01/32
2,000	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro	1/26 at 102.00	N/R	1,800,000
	Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (4)
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	BBB–	1,015,620
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus
	Christi Project, Series 2014A, 5.000%, 4/01/44
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/26 at 100.00	BBB–	1,008,680
	Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M
	University – San Antonio Project,, 5.000%, 4/01/48
2,445	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	7/25 at 100.00	B3	2,262,481
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series
	2015A, 5.000%, 7/01/47 – Insured
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond	9/21 at 100.00	AA+ (6)	3,028,005
	Trust 2016-XG0036, 13.121%, 9/01/41, 144A (Pre-refunded 9/01/21) (IF)
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	1,245,000
	Bonds, Eden Home Inc., Series 2012, 7.000%, 12/15/32 (4)

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 175	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District	3/24 at 102.00	N/R	$ 170,121
	North Improvement Area, Series 2016, 5.750%, 9/15/36
5,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	AA+	5,289,000
	Series 2018A, 4.250%, 9/01/48 (UB) (5)
2,810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/19 at 100.00	BBB–	2,899,976
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,057,660
4,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	4,756,815
810	Texas Public Finance Authority Charter School Finance Corporation, Charter School	6/19 at 100.00	BB–	811,604
	Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%,
	12/01/34 – Insured
2,070	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El	1/34 at 100.00	N/R	2,130,993
	Shaddai Village and St James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds,
	Westminster Manor, Series 2010:
60	7.000%, 11/01/30	11/20 at 100.00	BBB+	62,496
440	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (6)	473,990
46,185	Total Texas			47,655,942
	Utah – 1.1% (0.7% of Total Investments)
1,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis	7/20 at 100.00	BBB–	1,750,282
	Preparatory Academy, Series 2010, 6.375%, 7/15/40
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit	5/21 at 100.00	N/R (6)	2,227,124
	Academy High School, Series 2011A, 8.125%, 5/15/31 (Pre-refunded 5/15/21)
5,420	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project,	6/19 at 100.00	BBB–	5,430,732
	Series 2007A, 5.800%, 6/15/38
9,090	Total Utah			9,408,138
	Vermont – 0.6% (0.4% of Total Investments)
3,400	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of	6/26 at 100.00	A	3,879,536
	Vermont Medical Center Project, Green Series 2016B, 5.000%, 12/01/46 (UB) (5)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law	1/21 at 100.00	N/R (6)	1,239,835
	School Project, Series 2011A, 6.250%, 1/01/41 (Pre-refunded 1/01/21)
4,555	Total Vermont			5,119,371
	Virgin Islands – 1.1% (0.7% of Total Investments)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding
	Series 2014C:
1,000	5.000%, 10/01/19	No Opt. Call	N/R	985,000
5,000	5.000%, 10/01/39	10/24 at 100.00	N/R	4,525,000
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo	10/19 at 100.00	Caa3	982,600
	Project, Series 2009A, 6.750%, 10/01/37
2,820	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, BANS Series	No Opt. Call	N/R	2,813,909
	2018B, 7.000%, 7/01/20, 144A
9,820	Total Virgin Islands			9,306,509
	Virginia – 1.3% (0.9% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue	No Opt. Call	N/R	457,200
	Bonds, Series 2003B, 4.125%, 3/01/18 (4)
5,000	Industrial Development Authority of the City of Newport News, Virginia, Health System	7/27 at 100.00	N/R	5,379,500
	Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	BBB+	$ 4,361,224
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/38 – AGC Insured
1,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/19 at 100.00	B–	972,030
	Bonds, Series 2007B1, 5.000%, 6/01/47
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
80	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	88,310
130	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	140,470
16,372	Total Virginia			11,398,734
	Washington – 2.1% (1.3% of Total Investments)
2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information	7/19 at 100.00	AA	2,445,429
	Services Project, Tender Option Bond Trust 2016-XL0006, 12.982%, 6/01/34, 144A (IF) (5)
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information	6/19 at 100.00	AA	506,300
	Services Project, Tender Option Bond Trust 2016-XL0007, 12.982%, 6/01/39, 144A (IF) (5)
1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie	12/25 at 100.00	N/R	1,034,830
	Valley Hospital, Series 2015A, 6.250%, 12/01/45
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing	6/19 at 100.00	N/R	1,000,910
	Revenue Bonds, Series 2007, 5.600%, 6/01/37 (AMT)
220	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	5/19 at 100.00	N/R	221,065
	Series 2013, 5.750%, 4/01/43
3,215	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	3,636,519
	Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT)
570	Washington Economic Development Finance Authority, Environmental Facilities Revenue	1/28 at 100.00	N/R	625,307
	Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32, 144A (AMT)
7,330	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB	7,432,767
	Center, Series 2017, 4.000%, 8/15/42 (UB)
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella	10/22 at 100.00	N/R	1,070,750
	Project, Series 2012A, 6.750%, 10/01/47, 144A
17,250	Total Washington			17,973,877
	West Virginia – 0.2% (0.2% of Total Investments)
1,399	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial	12/23 at 100.00	N/R	1,448,357
	Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44
500	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	6/27 at 100.00	N/R	523,640
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 5.750%, 6/01/43, 144A
1,899	Total West Virginia			1,971,997
	Wisconsin – 6.9% (4.5% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort	No Opt. Call	N/R	30,000
	James Project, Series 1999, 5.600%, 5/01/19 (AMT)
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue	12/27 at 100.00	N/R	1,977,660
	Bonds, Refunding Series 2017, 6.750%, 6/01/32
5,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	4,557,650
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson	7/19 at 100.00	BBB–	1,654,834
	Classical Academy of Mooresboro, North Carolina, Series 2011, 7.125%, 7/01/42

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 13	0.000%, 1/01/47, 144A	No Opt. Call	N/R	$ 399
11	0.000%, 1/01/48, 144A	No Opt. Call	N/R	347
11	0.000%, 1/01/49, 144A	No Opt. Call	N/R	339
10	0.000%, 1/01/50, 144A	No Opt. Call	N/R	325
10	0.000%, 1/01/51, 144A	No Opt. Call	N/R	318
13	0.000%, 1/01/52, 144A	No Opt. Call	N/R	410
13	0.000%, 1/01/53, 144A	No Opt. Call	N/R	402
13	0.000%, 1/01/54, 144A	No Opt. Call	N/R	386
13	0.000%, 1/01/55, 144A	No Opt. Call	N/R	376
12	0.000%, 1/01/56, 144A	No Opt. Call	N/R	366
596	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	569,107
14	0.000%, 1/01/57, 144A	No Opt. Call	N/R	403
13	0.000%, 1/01/58, 144A	No Opt. Call	N/R	390
13	0.000%, 1/01/59, 144A	No Opt. Call	N/R	378
13	0.000%, 1/01/60, 144A	No Opt. Call	N/R	368
12	0.000%, 1/01/61, 144A	No Opt. Call	N/R	361
12	0.000%, 1/01/62, 144A	No Opt. Call	N/R	349
12	0.000%, 1/01/63, 144A	No Opt. Call	N/R	339
12	0.000%, 1/01/64, 144A	No Opt. Call	N/R	330
11	0.000%, 1/01/65, 144A	No Opt. Call	N/R	324
12	0.000%, 1/01/66, 144A	No Opt. Call	N/R	347
148	0.000%, 1/01/67, 144A	No Opt. Call	N/R	4,159
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
24	0.000%, 1/01/46, 144A	No Opt. Call	N/R	770
24	0.000%, 1/01/47, 144A	No Opt. Call	N/R	754
24	0.000%, 1/01/48, 144A	No Opt. Call	N/R	742
23	0.000%, 1/01/49, 144A	No Opt. Call	N/R	732
23	0.000%, 1/01/50, 144A	No Opt. Call	N/R	716
25	0.000%, 1/01/51, 144A	No Opt. Call	N/R	779
659	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	596,805
25	0.000%, 1/01/52, 144A	No Opt. Call	N/R	769
25	0.000%, 1/01/53, 144A	No Opt. Call	N/R	754
25	0.000%, 1/01/54, 144A	No Opt. Call	N/R	744
24	0.000%, 1/01/55, 144A	No Opt. Call	N/R	729
24	0.000%, 1/01/56, 144A	No Opt. Call	N/R	715
24	0.000%, 1/01/57, 144A	No Opt. Call	N/R	706
23	0.000%, 1/01/58, 144A	No Opt. Call	N/R	692
23	0.000%, 1/01/59, 144A	No Opt. Call	N/R	683
23	0.000%, 1/01/60, 144A	No Opt. Call	N/R	674
23	0.000%, 1/01/61, 144A	No Opt. Call	N/R	661
23	0.000%, 1/01/62, 144A	No Opt. Call	N/R	652
22	0.000%, 1/01/63, 144A	No Opt. Call	N/R	639
22	0.000%, 1/01/64, 144A	No Opt. Call	N/R	631
22	0.000%, 1/01/65, 144A	No Opt. Call	N/R	623
22	0.000%, 1/01/66, 144A	No Opt. Call	N/R	611
281	0.000%, 1/01/67, 144A	No Opt. Call	N/R	7,917
4,700	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public	3/27 at 100.00	N/R	4,702,162
	Improvement District Project, Series 2017, 7.000%, 3/01/47
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood	12/22 at 100.00	N/R	854,277
	Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 335	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum	8/26 at 100.00	N/R	$ 339,831
	Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)
1,000	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	1,125,460
	Dream @ Meadowlands Project, Series 2017A, 6.750%, 8/01/31, 144A
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
2,000	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	2,328,140
14,000	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	16,383,920
3,500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series	9/28 at 100.00	N/R	3,543,505
	2018A, 6.500%, 9/01/48
500	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center,	10/27 at 100.00	N/R	542,490
	Senior Series 2017A, 7.000%, 10/01/47, 144A
	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center,
	Senior Series 2018A:
2,415	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	2,696,154
4,585	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	5,132,862
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	4/25 at 100.00	BB	1,162,544
	Sciences, Series 2015, 5.875%, 4/01/45
1,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of	6/22 at 104.00	N/R	1,037,250
	Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A
3,000	Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota College of Osteopathic	12/28 at 100.00	BBB	3,195,210
	Medicine, Senior Series 2019A-1, 5.500%, 12/01/48, 144A
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/26 at 100.00	Aa2	5,250,150
	Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46 (UB) (5)
1,985	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of	6/22 at 100.00	N/R (6)	2,386,486
	Cary North Carolina, Series 2012A, 8.625%, 6/01/47 (Pre-refunded 6/01/22)
57,010	Total Wisconsin			60,100,606
$ 1,347,084	Total Municipal Bonds (cost $1,281,440,531)			1,334,767,869

Shares	Description (1)	Value
	COMMON STOCKS – 0.9% (0.6% of Total Investments)
	Airlines – 0.9% (0.6% of Total Investments)
227,514	American Airlines Group Inc. (8)	$ 7,776,428
	Total Common Stocks (cost $6,316,916)	7,776,428

NMZ	Nuveen Municipal High Income Opportunity Fund Portfolio of Investments (continued) April 30, 2019 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.4% (0.3% of Total Investments)
	Industrials – 0.0% (0.0% of Total Investments)
$ 321	EWM P1 LLC (cash 13.750%, PIK 1.250%) (4), (7)	15.000%	9/01/28	N/R	$ 227,572
66	EWM P1 LLC (4), (7)	15.000%	9/01/28	N/R	44,835
387	Total Industrials				272,407
	Real Estate – 0.4% (0.3% of Total Investments)
300	Zilkha Biomass Selma LLC	5.000%	8/01/28	N/R	308,706
3,200	Zilkha Biomass Selma LLC	10.000%	8/01/38	N/R	3,276,651
3,500	Total Real Estate				3,585,357
	Transportation – 0.0% (0.0% of Total Investments)
25	Las Vegas Monorail Company, Senior Interest Bonds (7), (9)	5.500%	7/15/19	N/R	16,758
7	Las Vegas Monorail Company, Senior Interest Bonds (4), (7), (9)	5.500%	7/15/55	N/R	3,595
32	Total Transportation				20,353
$ 3,919	Total Corporate Bonds (cost $4,284,590)				3,878,117
	Total Long-Term Investments (cost $1,292,042,037)				1,346,422,414
	Floating Rate Obligations – (44.0)%				(383,362,000)
	Borrowings – (2.3)% (10)				(19,700,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (10.0)% (11)				(86,858,185)
	Other Assets Less Liabilities – 1.9%				15,275,067
	Net Assets Applicable to Common Shares – 100%				$ 871,777,296

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(9)
The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(10)	Borrowings as a percentage of Total Investments is 1.5%.
(11)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 6.5%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

	NVG	NZF	NMZ
Assets
Long-term investments, at value (cost $4,835,738,319, $3,338,906,104 and
$1,292,042,037, respectively)	$5,246,299,654	$3,638,664,554	$1,346,422,414
Short-term investments, at value (cost approximates value)	5,000,000	—	—
Cash	6,234,430	—	96,948
Receivable for:
Dividends and interest	75,160,978	51,448,244	20,980,437
Investments sold	7,398,012	1,260,000	957,004
Other assets	1,728,702	779,251	413,411
Total assets	5,341,821,776	3,692,152,049	1,368,870,214
Liabilities
Cash overdraft	—	3,853,279	—
Borrowings	—	—	19,700,000
Floating rate obligations	185,090,000	23,620,000	383,362,000
Payable for:
Dividends	12,504,296	8,927,289	3,754,944
Interest	—	—	188,826
Investments purchased	6,230,555	9,160,852	2,260,000
Offering costs	1,056,500	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering
costs (liquidation preference $—, $—, $87,000,000, respectively)	—	—	86,858,185
MuniFund Term Preferred (“MFP”) Shares, net of deferred offering costs (liquidation
preference $405,400,000, $641,000,000 and $—, respectively)	403,709,366	639,955,611	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering
costs (liquidation preference $1,411,600,000, $727,000,000 and $—, respectively)	1,407,806,096	722,179,801	—
Accrued expenses:
Management fees	2,639,684	1,822,349	693,951
Trustees fees	921,742	617,859	96,189
Other	636,109	398,767	178,823
Total liabilities	2,020,594,348	1,410,535,807	497,092,918
Net assets applicable to common shares	$3,321,227,428	$2,281,616,242	$871,777,296
Common shares outstanding	202,552,895	142,125,906	64,124,659
Net asset value (“NAV”) per common share outstanding	$16.40	$16.05	$13.60
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,025,529	$1,421,259	$641,247
Paid-in surplus	2,682,702,437	1,846,395,199	814,738,564
Total distributable earnings	636,499,462	433,799,784	56,397,485
Net assets applicable to common shares	$3,321,227,428	$2,281,616,242	$871,777,296
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2019 (Unaudited)

	NVG	NZF	NMZ
Investment Income	$121,223,249	$82,847,790	$34,848,911
Expenses
Management fees	15,711,041	10,817,204	4,069,315
Interest expense and amortization of offering costs	20,008,639	17,073,429	5,009,593
Liquidity fees	4,652,176	802,940	—
Remarketing fees	627,745	49,272	—
Custodian fees	253,175	189,140	71,815
Trustees fees	77,907	55,362	14,332
Professional fees	128,505	432,012	69,949
Shareholder reporting expenses	137,173	93,189	36,183
Shareholder servicing agent fees	47,080	26,870	7,398
Stock exchange listing fees	28,132	19,741	12,758
Investor relations expenses	65,300	45,657	12,061
Other	112,135	162,521	74,028
Total expenses	41,849,008	29,767,337	9,377,432
Net investment income (loss)	79,374,241	53,080,453	25,471,479
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,829,887	5,673,028	(5,011,028)
Swaps	(80,409)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	189,518,540	137,495,492	54,374,989
Swaps	(1,924,823)	—	—
Net realized and unrealized gain (loss)	192,343,195	143,168,520	49,363,961
Net increase (decrease) in net assets applicable to common shares from operations	$271,717,436	$196,248,973	$74,835,440

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

		NVG		NZF		NMZ
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/19	10/31/18	4/30/19	10/31/18	4/30/19	10/31/18
Operations
Net investment income (loss)	$79,374,241	$163,773,767	$53,080,453	$114,479,914	$25,471,479	$52,376,782
Net realized gain (loss) from:
Investments	4,829,887	11,735,734	5,673,028	(6,595,116)	(5,011,028)	(3,425,012)
Swaps	(80,409)	5,165,658	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	189,518,540	(195,930,797)	137,495,492	(126,617,701)	54,374,989	(46,142,642)
Swaps	(1,924,823)	776,750	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	271,717,436	(14,478,888)	196,248,973	(18,732,903)	74,835,440	2,809,128
Distributions to Common Shareholders
Dividends	(85,459,826)	(170,326,725)	(56,312,977)	(118,490,365)	(22,113,071)	(47,475,440)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(85,459,826)	(170,326,725)	(56,312,977)	(118,490,365)	(22,113,071)	(47,475,440)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net
of offering costs	—	—	—	—	561,398	9,084,815
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—	54,680	274,882
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	—	—	—	616,078	9,359,697
Net increase (decrease) in net assets
applicable to common shares	186,257,610	(184,805,613)	139,935,996	(137,223,268)	53,338,447	(35,306,615)
Net assets applicable to common
shares at the beginning of period	3,134,969,818	3,319,775,431	2,141,680,246	2,278,903,514	818,438,849	853,745,464
Net assets applicable to common
shares at the end of period	$3,321,227,428	$3,134,969,818	$2,281,616,242	$2,141,680,246	$871,777,296	$818,438,849

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended April 30, 2019 (Unaudited)

	NVG	NZF	NMZ
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$271,717,436	$196,248,973	$74,835,440
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(170,603,572)	(243,757,522)	(176,407,450)
Proceeds from sales and maturities of investments	184,710,932	279,939,680	127,357,378
Payment-in-kind distributions	—	(241,433)	(28,079)
Premiums received (paid) for interest rate swaps	1,072	—	—
Amortization (Accretion) of premiums and discounts, net	(8,431,033)	(6,421,075)	(836,847)
Amortization of deferred offering costs	296,478	124,226	6,873
(Increase) Decrease in:
Receivable for dividends and interest	(1,742,307)	334,706	136,852
Receivable for investments sold	5,604,167	27,397,345	562,534
Receivable for variation margin on swap contracts	331,347	—	—
Other assets	81,084	37,410	3,953
Increase (Decrease) in:
Payable for interest	(97,532)	—	10,917
Payable for investments purchased	(24,596,790)	(25,762,863)	2,256,271
Payable for offering costs	824,051	(136,955)	—
Accrued management fees	(34,771)	(8,800)	9,299
Accrued Trustees fees	(47,522)	(30,484)	(2,035)
Accrued other expenses	11,554	(11,884)	26,202
Net realized (gain) loss from investments	(4,829,887)	(5,673,028)	5,011,028
Change in net unrealized (appreciation) depreciation of investments	(189,518,540)	(137,495,492)	(54,374,989)
Net cash provided by (used in) operating activities	63,676,167	84,542,804	(21,432,653)
Cash Flows from Financing Activities
Proceeds from borrowings	—	64,049,575	27,100,000
Repayments of borrowings	—	(88,449,575)	(7,400,000)
(Payments for) deferred offering cost	(1,540,000)	—	—
Proceeds from shelf offering, net of offering costs	—	—	561,398
Increase (Decrease) in cash overdraft	—	(3,820,739)	(2,837,889)
Proceeds from floating rate obligations	8,340,000	—	83,229,000
Repayments of floating rate obligations	(2,250,000)	—	(57,280,000)
Cash distribution paid to common shareholders	(85,448,342)	(56,322,065)	(21,842,908)
Net cash provided by (used in) financing activities	(80,898,342)	(84,542,804)	21,529,601
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(17,222,175)	—	96,948
Cash and cash collateral at brokers at the beginning of period	23,456,605	—	—
Cash and cash collateral at brokers at the end of period	$6,234,430	$—	$96,948

Supplemental Disclosure of Cash Flow Information	NVG	NZF	NMZ
Cash paid for interest (excluding amortization of offering costs)	$19,759,879	$16,941,294	$4,990,780
Non-cash financing activities not included herein consists of
reinvestments of common share distributions	—	—	54,680

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
									Discount
								Discount	Per
						From		Per	Share
	Beginning	Net	Net		From	Accumulated		Share	Repurchased
	Common	Investment	Realized/		Net	Net		Repurchased	through		Ending
	Share	Income	Unrealized		Investment	Realized		and	Tender	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Retired	Offer	NAV	Price
NVG
Year Ended 10/31:
2019(f)	$15.48	$0.39	$ 0.95	$ 1.34	$(0.39)	$(0.03)	$(0.42)	$ —	$ —	$16.40	$15.35
2018	16.39	0.81	(0.88)	(0.07)	(0.84)	—	(0.84)	—	—	15.48	13.40
2017	16.64	0.84	(0.19)	0.65	(0.87)	(0.03)	(0.90)	—	—	16.39	15.17
2016	16.03	0.73	0.77	1.50	(0.86)	(0.03)	(0.89)	—	—	16.64	15.05
2015	16.24	0.77	(0.13)	0.64	(0.75)	(0.10)	(0.85)	—*	—	16.03	14.05
2014	14.62	0.71	1.72	2.43	(0.70)	(0.07)	(0.77)	(0.01)	(0.03)	16.24	14.14

NZF
Year Ended 10/31:
2019(f)	15.07	0.37	1.01	1.38	(0.40)	—	(0.40)	—	—	16.05	15.40
2018	16.03	0.81	(0.94)	(0.13)	(0.83)	—	(0.83)	—	—	15.07	13.29
2017	16.34	0.87	(0.29)	0.58	(0.89)	—*	(0.89)	—	—	16.03	15.01
2016	15.75	0.72	0.74	1.46	(0.87)	—	(0.87)	—	—	16.34	14.82
2015	15.82	0.83	(0.13)	0.70	(0.78)	—	(0.78)	0.01	—	15.75	13.86
2014	14.32	0.72	1.47	2.19	(0.72)	—	(0.72)	—*	0.03	15.82	13.80

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

				Common Share Supplemental Data/
				Ratios Applicable to Common Shares
Common Share			Ratios to Average Net Assets		Ratio to Average Net Assets
Total Returns			Before Reimbursement(b)		After Reimbursement(b)
	Based	Ending
Based	on	Net		Net		Net	Portfolio
on	Share	Assets		Investment		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	Income (Loss)	Expenses(c)	Income (Loss)	Rate(d)

8.77%	17.94%	$3,321,227	2.63%**	4.99%**	N/A	N/A	3%
(0.50)	(6.49)	3,134,970	2.40	5.02	N/A	N/A	15
4.25	7.10	3,319,775	2.05	5.26	2.04(e)%	5.27(e)%	18
9.40	13.46	3,370,157	1.81	4.87	1.75(e)	4.93(e)	21
4.04	5.53	427,104	1.50	4.81	N/A	N/A	26
16.78	17.35	433,092	1.75	4.56	N/A	N/A	13

9.24	19.12	2,281,616	2.73**	4.87**	N/A	N/A	7
(0.85)	(6.21)	2,141,680	2.43	5.17	N/A	N/A	25
3.88	7.61	2,278,904	2.12	5.58	2.11(e)	5.59(e)	21
9.36	13.26	2,321,756	1.86	5.03	1.81(e)	5.08(e)	20
4.57	6.21	571,790	1.48	5.24	N/A	N/A	26
15.90	15.07	574,721	1.73	4.78	N/A	N/A	14

(b)  Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follow
NVG		NZF
Year Ended 10/31:		Year Ended 10/31:
2019(f)	1.59%**	2019(f)	1.64%**
2018	1.37	2018	1.38
2017	1.02	2017	1.09
2016	0.78	2016	0.84
2015	0.46	2015	0.46
2014	0.75	2014	0.72

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)  During the fiscal years ended October 31, 2017 and October 31, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization.
(f)   For the six months ended April 30, 2019.
N/A  Fund does not have or no longer has a contractual reimbursement with the Adviser.
*      Rounds to less than $0.01 per share.
**     Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
								Premium
								Per
						From		Share
	Beginning	Net	Net		From	Accumulated		Sold
	Common	Investment	Realized/		Net	Net		through	Shelf		Ending
	Share	Income	Unrealized		Investment	Realized		Shelf	Offering	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering	Costs	NAV	Price
NMZ
Year Ended 10/31:
2019(e)	$12.77	$0.40	$ 0.78	$1.18	$(0.35)	$ —	$(0.35)	$ —*	$ —	$13.60	$13.61
2018	13.47	0.82	(0.78)	0.04	(0.74)	—	(0.74)	—*	—	12.77	11.76
2017	13.68	0.80	(0.22)	0.58	(0.81)	—	(0.81)	0.02	—	13.47	13.53
2016	13.66	0.86	0.04	0.90	(0.91)	—	(0.91)	0.03	—	13.68	13.32
2015	13.71	0.91	(0.04)	0.87	(0.92)	—	(0.92)	—	—	13.66	13.76
2014	12.36	0.93	1.33	2.26	(0.91)	—	(0.91)	—*	—*	13.71	13.21

(a)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(c)	Income (Loss)	Rate(d)

9.32%	18.93%	$871,777	2.25%**	6.12%**	10%
0.25	(7.93)	818,439	1.95	6.17	11
4.73	8.04	853,745	1.54	6.14	10
6.91	3.34	788,577	1.28	6.27	11
6.54	11.49	684,109	1.25	6.64	9
18.90	18.31	686,299	1.28	7.14	13

(b)  Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:
NMZ
Year Ended 10/31:
2019(e)	1.20%**
2018	0.91
2017	0.49
2016	0.24
2015	0.17
2014	0.19

(d)   Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)  For the six months ended April 30, 2019.
*    Rounds to less than $0.01 per share.
**   Annualized.
See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
									iMTP, MFP,
									VMTP
									and /or
									VRDP Shares
	iMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period		at the End of Period		at the End of Period		of the Period
									Asset
	Aggregate	Aggregate	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share(c)	(000)	Share	(000)	Share	Preference

NVG
Year Ended 10/31:
2019(b)	$ —	$ —	$405,400	$282,786	$ —	$ —	$1,411,600	$282,786	$2.83
2018	—	—	405,400	272,535	—	—	1,411,600	272,535	2.73
2017	—	—	—	—	240,400	300,955	1,411,600	300,955	3.01
2016	—	—	—	—	240,400	304,005	1,411,600	304,005	3.04
2015	—	—	—	—	—	—	179,000	338,606	—
2014(a)	—	—	—	—	—	—	179,000	341,951	—

NZF
Year Ended 10/31:
2019(b)	—	—	641,000	266,785	—	—	727,000	266,785	2.67
2018	—	—	641,000	256,556	—	—	727,000	256,556	2.57
2017	—	—	150,000	287,873	336,000	287,873	727,000	287,873	2.88
2016	150,000	14,570	—	—	336,000	291,406	727,000	291,406	2.91
2015	150,000	17,376	—	—	81,000	347,528	—	—	3.48
2014(a)	150,000	17,440	—	—	81,000	348,797	—	—	3.49

(a) The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

2014
NVG
Series 2014 (NVG PRCCL)
Ending Market Value per Share	$—
Average Market Value per Share	10.05^

NZF
Series 2016 (NZF PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.05^^
(b)   For the six months ended April 30, 2019.
(c)   NVG’s Series B MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share.
^     For the period November 1, 2013 through December 23, 2013.
^^    For the period November 1, 2013 through April 11, 2014.

	AMTP Shares		VMTP Shares
	at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
NMZ
Year Ended 10/31:
2019(b)	$87,000	$1,102,043	$ —	$ —
2018	87,000	1,040,734	—	—
2017	—	—	87,000	1,081,317
2016	—	—	87,000	1,006,411
2015	—	—	87,000	886,333
2014	—	—	87,000	888,850

Notes to
Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen AMT-Free Municipal Credit Income Fund (NVG)
•	Nuveen Municipal Credit Income Fund (NZF)
•	Nuveen Municipal High Income Opportunity Fund (NMZ)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NVG, NZF and NMZ were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001 and October 8, 2003, respectively.
The end of the reporting period for the Funds is April 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, each Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:
	NVG	NZF	NMZ
Outstanding when-issued/delayed delivery purchase commitments	$5,970,000	$4,690,000	$2,260,000

Investment Income
Investment income is comprised of dividend and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data

Notes to Financial Statements (Unaudited) (continued)
and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NVG	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$5,245,327,574	$—		$5,245,327,574
Corporate Bonds**	—	—	972,080	***	972,080
Short-Term Investments:
Municipal Bonds*	—	5,000,000	—		5,000,000
Total	$—	$5,250,327,574	$972,080		$5,251,299,654

NZF	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$3,632,804,774	$—		$3,632,804,774
Investment Companies	3,283,873	—	—		3,283,873
Corporate Bonds**	—	—	2,575,907	***	2,575,907
Total	$3,283,873	$3,632,804,774	$2,575,907		$3,638,664,554

NMZ
Long-Term Investments:
Municipal Bonds*	$—	$1,333,362,528	$1,405,341	***	$1,334,767,869
Common Stock**	7,776,428	—	—		7,776,428
Corporate Bonds**	—	3,585,357	292,760	***	3,878,117
Total	$7,776,428	$1,336,947,885	$1,698,101		$1,346,422,414

*   Refer to the Fund’s Portfolio of Investments for state classifications.
**  Refer to the Fund’s Portfolio of Investments for industry classifications.
*** Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NVG	NZF	NMZ
Floating rate obligations: self-deposited Inverse Floaters	$185,090,000	$23,620,000	$383,362,000
Floating rate obligations: externally-deposited Inverse Floaters	82,845,000	16,585,000	115,810,000
Total	$267,935,000	$40,205,000	$499,172,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NVG	NZF	NMZ
Average floating rate obligations outstanding	$185,829,227	$23,620,000	$365,153,608
Average annual interest rate and fees	2.20%	2.26%	2.17%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period NVG and NMZ had outstanding borrowings under such liquidity facilities in the amount of $1,438,175 and $4,989,178, respectively, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for NZF as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NVG	NZF	NMZ
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$177,345,000	$8,775,000	$352,922,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	65,000,000	9,420,000	113,560,000
Total	$242,345,000	$18,195,000	$466,482,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

Notes to Financial Statements (Unaudited) (continued)
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, NVG continued to invest in forward interest rate swap contracts, as part of its duration management strategies, to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
NVG
Average notional amount of interest rate swap contracts outstanding*	$26,466,667

* The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NVG	Interest rate	Swaps	$(80,409)	$(1,924,823)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
NMZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:
	NMZ
	Six Months		Year
	Ended		Ended
	4/30/18		10/31/18
Additional authorized common shares	15,700,000	**	15,700,000	*
Common shares sold	41,677		669,558
Offering proceeds, net of offering costs	$561,398		$9,084,815

*	Represents additional authorized common shares for the period November 1, 2017 through August 31, 2018.
**	Represents additional authorized common shares for the period April 11, 2019 through April 30, 2019.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NMZ
	Six Months	Year
	Ended	Ended
	4/30/19	10/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	4,047	20,267
Sold through shelf offering	41,677	669,558
Weighted average common share:
Premium to NAV per shelf offering share sold	1.11%	1.13%

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
NMZ has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of NMZ’s AMTP Shares outstanding as of the end of the reporting period, were as follows:
				Liquidation
				Preference
				Net of
		Shares	Liquidation	Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NMZ	2028	870	$87,000,000	$86,858,185

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

Notes to Financial Statements (Unaudited) (continued)
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:
	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NMZ	360-day	2028	March 1, 2028*	August 31, 2018

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NMZ
Average liquidation preference of AMTP Shares outstanding	$87,000,000
Annualized dividend rate	2.48%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with NMZ’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
The following Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NVG’s Series B) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•  Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•  Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•  Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
NVG incurred offering costs of $1,540,000 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
In conjunction with NVG’s redemption of MFP Shares, deferred costs of $171,958 were expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.
As of the end of the reporting period, NVG and NZF had $403,709,366 and $639,955,611 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:
						Mode
		Shares	Liquidation	Term		Termination
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Date
NVG	A	2,054	$205,400,000	January 3, 2028	VRM	January 3, 2028*
	B	200,000	200,000,000	March 1, 2029	VRRM	N/A
NZF	A	1,500	$150,000,000	May 1, 2047	VRM	May 8, 2020
	B	1,550	155,000,000	February 3, 2048	VRM	February 3, 2048*
	C	3,360	336,000,000	June 1, 2048	VRM	June 26, 2019
* Subject to earlier termination by either the Fund or the holder.

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NVG	NZF
Average liquidation preference of MFP Shares outstanding	$405,400,000	$641,000,000
Annualized dividend rate	2.47%	2.50%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, NVG and NZF had $1,407,806,096 and $722,179,801 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NVG	1	1,790	$179,000,000	December 1, 2043
	2	3,854	$385,400,000	December 1, 2040
	4	1,800	$180,000,000	June 1, 2046
	5	3,405	$340,500,000	December 1, 2040
	6	3,267	$326,700,000	December 1, 2040
NZF	1	2,688	$268,800,000	March 1, 2040
	2	2,622	$262,200,000	March 1, 2040
	3	1,960	$196,000,000	June 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NVG’s Series 1 VRDP Shares and NZF’s Series 1 and Series 2 VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NVG	NZF
Average liquidation preference of VRDP Shares outstanding	$1,411,600,000	$727,000,000
Annualized dividend rate	1.81%	2.42%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:
		Year Ended
		October 31, 2018
NMZ	Series	Shares	Amount
AMTP Shares issued	2028	870	$87,000,000
Transactions in MFP Shares for the Funds, where applicable, were as follows:
		Six Months Ended
		April 30, 2019
NVG	Series	Shares	Amount
MFP Shares issued	B	200,000	$ 200,000,000
MFP Shares redeemed	A	(2,000)	(200,000,000)
Net increase (decrease)		198,000	$ —
		Year Ended
		October 31, 2018
NVG	Series	Shares	Amount
MFP Shares issued	A	4,054	$405,400,000
		Year Ended
		October 31, 2018
NZF	Series	Shares	Amount
MFP Shares issued	B	1,550	$155,000,000
	C	3,360	$336,000,000
Transactions in VMTP Shares for the Funds, where applicable, were as follows:
		Year Ended
		October 31, 2018
NVG	Series	Shares	Amount
VMTP Shares redeemed	2018	(2,404)	$(240,400,000)
		Year Ended
		October 31, 2018
NZF	Series	Shares	Amount
VMTP Shares redeemed	2019	(3,360)	$(336,000,000)
		Year Ended
		October 31, 2018
NMZ	Series	Shares	Amount
VMTP Shares redeemed	2018	(870)	$(87,000,000)

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	NVG	NZF	NMZ
Purchases	$170,603,572	$243,757,522	$176,407,450
Sales and maturities	184,710,932	279,939,680	127,357,378

Notes to Financial Statements (Unaudited) (continued)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2019.
	NVG	NZF	NMZ
Tax cost of investments	$4,645,347,222	$3,310,520,837	$902,810,791
Gross unrealized:
Appreciation	$435,190,853	$321,274,424	$92,580,178
Depreciation	(14,327,579)	(16,750,612)	(32,329,766)
Net unrealized appreciation (depreciation) of investments	$420,863,274	$304,523,812	$60,250,412

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, taxable market discount, and expiration of capital loss carry-forwards resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2018, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2018, the Funds’ last tax year end, were as follows:
	NVG	NZF	NMZ
Undistributed net tax-exempt income[1]	$530,536	$2,727,243	$5,642,764
Undistributed net ordinary income[2]	1,357,218	717,163	740,628
Undistributed net long-term capital gains	6,596,258	—	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2018 and paid on November 1, 2018.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2018 was designated for purposes of the dividends paid deduction as follows:
	NVG	NZF	NMZ
Distributions from net tax-exempt income	$201,231,024	$146,346,063	$49,242,889
Distributions from net ordinary income[2]	1,195,062	1,378,621	579,883
Distributions from net long-term capital gains	—	—	—

2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2018, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NZF[3]	NMZ
Not subject to expiration:
Short-term	$26,907,141	$82,969
Long-term	4,143,404	3,094,762
Total	$31,050,545	$3,177,731

3 A portion of NZF’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of October 31, 2018, the Funds’ last tax year end, $1,362,739 of NMZ’s capital loss carryforward expired.

During the Funds’ last tax year ended October 31, 2018, NVG utilized $11,069,711 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

NVG
NZF
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125

NMZ
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For managed assets over $5 billion	0.4625

Notes to Financial Statements (Unaudited) (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2019, the complex-level fee for each Fund was 0.1580%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	NZF
Purchases	$ —
Sales	6,542,944

8. Borrowing Arrangements

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	NVG	NZF	NMZ
Maximum outstanding balance	$18,772,000	$24,400,000	$19,700,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NVG	NZF	NMZ
Average daily balance outstanding	$13,884,400	$10,405,866	$11,516,667
Average annual interest rate	3.35%	3.41%	3.49%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework –Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Notes to Financial Statements (Unaudited) (continued)
10. Subsequent Events
Fund Merger
During May 2019, the Board approved the merger of the Nuveen Connecticut Quality Municipal Income Fund (NTC) (the “Target Fund”) into NVG (the “Acquiring Fund”) (the “Merger”). The Merger is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares.
The Merger is subject to customary conditions, including shareholder approval at annual shareholder meetings.
Upon the closing of the Merger, the Target Fund will transfer its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Holders of preferred shares of the Target Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Target Fund held immediately prior to the Merger.
VRDP Shares
On June 20, 2019, NVG’s Series 1 VRDP Shares transitioned out of the special rate period.

Additional Fund
Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	ComputerShare Trust
Chicago, IL 60606	One Lincoln Street		200 East	Company, N.A.
	Boston, MA 02111		Randolph Street	250 Royall Street
			Chicago, IL 60601	Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NVG	NZF	NMZ
Common shares repurchased	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■  Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.
■  Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■  Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■  Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■  Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.
■  Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
■  Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  NVG and NZF Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 4/11/16 and thereafter the returns of an 60%/40% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.
■  Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■  Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
■  S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■  S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■  The S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated bonds or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■  Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■  Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-C-0419D 863547-INV-B-06/20

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Municipal Credit Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: July 8, 2019